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                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

                                      AMONG

                        ADVANCED ACCESSORY SYSTEMS, LLC,

                                 AS THE COMPANY,

          THE HOLDERS OF ALL ISSUED AND OUTSTANDING EQUITY INTERESTS IN

                        ADVANCED ACCESSORY SYSTEMS, LLC,

                                   AS SELLERS,

                    J.P. MORGAN PARTNERS (23A SBIC), L.L.C.,

                           AS SELLERS' REPRESENTATIVE

                                       and

                            CHAAS ACQUISITIONS, LLC,

                                    AS BUYER

                           Dated as of April 15, 2003

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                                TABLE OF CONTENTS

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ARTICLE I DEFINED TERMS.............................................................2

     Section 1.1    Definitions.....................................................2
     Section 1.2    Usage...........................................................2

ARTICLE II PURCHASE AND SALE; PURCHASE PRICE........................................2

     Section 2.1    Ancillary Transactions; Brink Acquisition.......................2
     Section 2.2    Purchase and Sale of Units; Rollover............................3
     Section 2.3    Post-Closing Purchase Price Adjustment..........................4
     Section 2.4    Contingent Payments.............................................7
     Section 2.5    Allocation of Purchase Price...................................11
     Section 2.6    The Closing....................................................11
     Section 2.7    Netherlands Capital Tax........................................12

ARTICLE III SEVERAL REPRESENTATIONS AND WARRANTIES CONCERNING THE SELLERS..........12

     Section 3.1    Ownership......................................................12
     Section 3.2    Authorization and Validity of Agreement........................13
     Section 3.3    Consents and Approvals.........................................13
     Section 3.4    No Conflict or Violation.......................................14
     Section 3.5    Litigation.....................................................14
     Section 3.6    Brokers and Finders............................................14
     Section 3.7    NO ADDITIONAL REPRESENTATIONS..................................14

ARTICLE IIIA SEVERAL REPRESENTATIONS AND WARRANTIES OF THE SELLERS CONCERNING
               THE ROLLOVER, THE CONTINGENT PAYMENT NOTES AND THE PROMISSORY
               NOTES...............................................................14

SECTION 3A.1   INVESTMENT REPRESENTATION...........................................15

SECTION 3A.2   RESTRICTED SECURITIES...............................................15

SECTION 3A.3   RESIDENCY...........................................................15

SECTION 3A.4   LEGENDS.............................................................15

ARTICLE IV REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY AND ITS
               SUBSIDIARIES........................................................17

     Section 4.1    Organization and Qualification.................................17
     Section 4.2    Capitalization.................................................17
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     Section 4.3    Subsidiaries...................................................18
     Section 4.4    Consents and Approvals.........................................19
     Section 4.5    No Conflict or Violation; Authorization and Validity...........19
     Section 4.6    Financial Statements...........................................20
     Section 4.7    SEC Documents and Other Reports................................21
     Section 4.8    Litigation.....................................................21
     Section 4.9    Legal Compliance and Governmental Authorizations...............22
     Section 4.10   Environmental Matters..........................................23
     Section 4.11   Brokers and Finders; Company Transaction Expenses..............24
     Section 4.12   Employee Benefit Matters.......................................25
     Section 4.13   Taxes..........................................................27
     Section 4.14   Intellectual Property..........................................30
     Section 4.15   Contracts......................................................32
     Section 4.16   Labor Matters..................................................33
     Section 4.17   Real Property..................................................34
     Section 4.18   Personal Property..............................................36
     Section 4.19   Absence of Certain Changes or Events...........................37
     Section 4.20   Books of Account...............................................37
     Section 4.21   Transactions with Related Persons..............................37
     Section 4.22   Accounts and Notes Receivable..................................38
     Section 4.23   Indebtedness...................................................38
     Section 4.24   Capital Expenditures...........................................38
     Section 4.25   Insurance......................................................39
     Section 4.26   Suppliers......................................................39
     Section 4.27   Customers......................................................39
     Section 4.28   Inventories....................................................40
     Section 4.29   Product Warranty...............................................40
     Section 4.30   Product Liability..............................................40
     Section 4.31   Hedging Agreements.............................................41
     Section 4.32   Competition Act................................................41
     Section 4.33   French Facilities..............................................41
     Section 4.34   NO ADDITIONAL REPRESENTATIONS..................................41

ARTICLE IVA REPRESENTATIONS AND WARRANTIES OF THE BUYER............................42

SECTION 4A.1   DUE AUTHORIZATION/NO CONFLICT.......................................42

SECTION 4A.2   CONSENTS............................................................42

SECTION 4A.3   VALID ISSUANCE......................................................42

SECTION 4A.4   OFFERING............................................................42

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE BUYER..............................43

     Section 5.1    Organization...................................................43
     Section 5.2    Authorization and Validity of Agreement........................43
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     Section 5.3    Consents and Approvals.........................................43
     Section 5.4    No Conflict or Violation.......................................44
     Section 5.5    Litigation.....................................................44
     Section 5.6    Brokers and Finders............................................45
     Section 5.7    Investment Representation......................................45
     Section 5.8    Resale Restrictions............................................45
     Section 5.9    NO ADDITIONAL REPRESENTATIONS..................................45

ARTICLE VI COVENANTS OF THE SELLERS................................................46

     Section 6.1    Conduct of Business............................................46
     Section 6.2    Company Indebtedness...........................................49
     Section 6.3    Access.........................................................49
     Section 6.4    Maintenance of Records.........................................49
     Section 6.5    Non-Solicitation...............................................50
     Section 6.6    Bank Accounts of the Business..................................50
     Section 6.7    Non-Competition................................................51
     Section 6.8    Employees......................................................51
     Section 6.9    Reserved.......................................................51
     Section 6.10   Reserved.......................................................51
     Section 6.11   Reserved.......................................................51
     Section 6.12   Accruals.......................................................51
     Section 6.13   Releases.......................................................51
     Section 6.14   Confidentiality................................................52
     Section 6.15   Waiver.........................................................53

ARTICLE VII COVENANTS OF THE BUYER.................................................53

     Section 7.1    Equity Plans...................................................53
     Section 7.2    9 3/4% Notes...................................................53
     Section 7.3    French Facility Disposition....................................53
     Section 7.4    Ranking of Notes...............................................54
     Section 7.5    Post-Closing Notifications.....................................55
     Section 7.6    Additional Indebtedness........................................55
     Section 7.7    Redemption.....................................................55
     Section 7.8    Affiliate Transactions.........................................55
     Section 7.9    Management and Advisory Fees...................................55

ARTICLE VIII COVENANTS OF THE BUYER AND THE SELLERS................................56

     Section 8.1    Notices of Certain Events......................................56
     Section 8.2    Reserved.......................................................56
     Section 8.3    Reserved.......................................................56
     Section 8.4    Public Announcement............................................56
     Section 8.5    Filing of Returns and Payment of Taxes.........................56
     Section 8.6    Tax Refunds....................................................57
     Section 8.7    Transfer Taxes.................................................58
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     Section 8.8    Notice of Audit................................................58
     Section 8.9    Directors' and Officers' Indemnification.......................58
     Section 8.10   Gibbs Litigation Procedures....................................59
     Section 8.11   Czech Competition Act Filing...................................63

ARTICLE IX SURVIVAL AND INDEMNIFICATION............................................63

     Section 9.1    Survival of Representations and Warranties.....................63
     Section 9.2    Indemnification by the Sellers.................................63
     Section 9.3    Indemnification by the Buyer and the Company...................64
     Section 9.4    Indemnification Procedures.....................................64
     Section 9.5    Additional Indemnity Provisions................................65
     Section 9.6    Treatment of Indemnity Payments for Tax Purposes...............70
     Section 9.7    Tax Contests...................................................70
     Section 9.8    Tax Treatment..................................................71
     Section 9.9    Contribution among Sellers.....................................71
     Section 9.10   Reserve Account................................................72

ARTICLE X CONDITIONS...............................................................73

     Section 10.1   Conditions to Obligations of Each Party........................73
     Section 10.2   Conditions Precedent to the Obligations of the Sellers.........73
     Section 10.3   Conditions Precedent to the Obligations of the Buyer...........74

ARTICLE XI TERMINATION.............................................................76

     Section 11.1   Termination....................................................76
     Section 11.2   Effect of Termination..........................................76

ARTICLE XII MISCELLANEOUS..........................................................77

     Section 12.1   Appointment of Sellers' Representative.........................77
     Section 12.2   Notices........................................................78
     Section 12.3   Entire Agreement...............................................80
     Section 12.4   Assignment; Binding Effect.....................................80
     Section 12.5   Fees and Expenses..............................................80
     Section 12.6   Amendments.....................................................81
     Section 12.7   Waivers........................................................81
     Section 12.8   Severability...................................................81
     Section 12.9   Captions.......................................................81
     Section 12.10  Counterparts...................................................81
     Section 12.11  Governing Law..................................................81
     Section 12.12  Consent to Jurisdiction........................................82
     Section 12.13  Limitations of Remedies........................................82
     Section 12.14  Currency Translation...........................................82
     Section 12.15  Further Assurances.............................................82
     Section 12.16  Buyer Obligations..............................................82
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          SECURITIES PURCHASE AGREEMENT dated as of April 15, 2003, among
Advanced Accessory Systems, LLC, a Delaware limited liability company (the
"COMPANY"), each of the individuals and entities identified as "Sellers" on
Schedule A attached hereto (each a "SELLER" and, collectively, the "SELLERS"),
J. P. Morgan Partners (23A SBIC), L.L.C., in its capacity as "Sellers'
Representative," and CHAAS Acquisitions, LLC, a Delaware limited liability company (the "BUYER").

                                   ----------

          WHEREAS, the Sellers are the holders of 100% of (a) the issued and outstanding membership interests of the Company consisting of Class A units ("CLASS A UNITS") and Class A-1 units ("CLASS A-1 UNITS", and, together with the Class A Units, the "UNITS"), (b) the outstanding Warrants and (c) the outstanding options ("OPTIONS") to purchase Units issued pursuant to equity incentive plans of the Company (the "OPTION PLANS").

          WHEREAS, the Sellers have executed this Agreement agreeing to, among other things, (a) the sale by the Transferring Sellers of the Purchased Company Securities for the Aggregate Cash Proceeds and the other consideration set forth herein, (b) the conversion by Rollover Sellers of the Rollover Units for New Units and the other consideration set forth herein and (c) the conversion by Rollover Sellers of the Rollover Options for New Options and the other consideration set forth herein, all on the terms and conditions set forth in this Agreement (collectively, the "AAS ACQUISITION").

          WHEREAS, at the Closing each outstanding Option that is not then vested, including as a result of the consummation of the Transaction (as defined in Section 2.1(a)), shall terminate and be cancelled, without payment therefor.

          WHEREAS, on the Closing Date but prior to the consummation of the AAS Acquisition, the Buyer has agreed to cause CHAAS Holdings B.V., a Netherlands BESLOTEN VENNOOTSCHAP MET BEPERKTE AANSPRAKELIJKHEID and an indirect wholly-owned subsidiary of the Buyer ("HOLDINGS BV") to, among other things, acquire all of the fully-diluted issued and outstanding equity interests (the "BRINK SECURITIES") of Brink International B.V., a Netherlands BESLOTEN VENNOOTSCHAP MET BEPERKTE AANSPRAKELIJKHEID and an indirect wholly-owned subsidiary of the Company ("BRINK INTERNATIONAL") from AAS Holdings, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company ("AAS HOLDINGS") and the Company has agreed to cause AAS Holdings to, among other things, sell to Holdings BV all of the Brink Securities (collectively, the "BRINK ACQUISITION") on the terms set forth herein.

          WHEREAS, the Buyer and/or the Company or one of its Subsidiaries, on the one hand, and each of the employees of the Company or one of its Subsidiaries set forth on Schedule B, on the other hand, are entering into concurrently with the execution and delivery of this Agreement employment agreements in the forms attached hereto as Exhibits A1-A3 (collectively, the "EMPLOYMENT AGREEMENTS).

          WHEREAS, the Buyer and each of the Rollover Sellers are entering into concurrently with the execution and delivery of this Agreement (a) an Operating Agreement of

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the Buyer in the form attached hereto as Exhibit B (as amended, modified or supplemented from time to time, the "BUYER'S OPERATING AGREEMENT"), (b) a Rollover Securities Repurchase Agreement in the form attached hereto as Exhibit C (as amended, modified or supplemented from time to time, the "ROLLOVER SECURITIES REPURCHASE AGREEMENT") and (c) with respect to those Rollover Sellers receiving New Options at Closing, a New Option Agreement in the form attached hereto as Exhibit D (as amended, modified or supplemented from time to time, the "NEW OPTION AGREEMENT").

          WHEREAS, the Buyer and certain of the employees of the Company or one of its Subsidiaries are entering into concurrently with the execution and delivery of this Agreement a Management Subscription Agreement in the form attached hereto as Exhibit G (as amended, modified or supplemented from time to time, the "MANAGEMENT SUBSCRIPTION AGREEMENT") and a Unit Vesting Repurchase Agreement in the form attached hereto as Exhibit E (as amended, modified or supplemented from time to time, the "UNIT VESTING REPURCHASE AGREEMENT") relating to the "Restricted Units" (as defined in the Unit Vesting Repurchase Agreement) purchased by such employees at the Closing.

          NOW, THEREFORE, in consideration of, and premised upon, the various representations, warranties, covenants and other agreements and undertakings of the parties hereto contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

          Section 1.1 DEFINITIONS. The terms defined in Annex I, whenever used herein, shall have the meanings set forth in Annex I for all purposes of this
Agreement:

          Section 1.2 USAGE. Unless the context of this Agreement otherwise requires (a) words of any gender are deemed to include each other gender; (b) words using singular or plural number also include the plural or singular number, respectively; (c) the terms "HEREOF," "HEREIN," "HEREBY," "HERETO", and derivative or similar words refer to this entire Agreement; (d) the terms "ARTICLE" or "SECTION" refer to the specified Article or Section of this Agreement; (e) all references to "DOLLARS" or "$" refer to currency of the United States of America; (f) the term "or" is not exclusive, (g) the words "INCLUDE," "INCLUDING" and their derivatives mean "including without limitation" and (h) all accounting terms used herein shall have the meanings assigned to them under GAAP, unless another meaning is specified herein.

                                   ARTICLE II

                        PURCHASE AND SALE; PURCHASE PRICE

          Section 2.1   ANCILLARY TRANSACTIONS; BRINK ACQUISITION.

          (a) The parties shall cause the transactions described on Schedule D (collectively, the "ANCILLARY TRANSACTIONS," and, together with the Brink Acquisition and the AAS Acquisition, the "TRANSACTION") to take place in accordance with Schedule D and pursuant

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to documentation prepared by the Buyer or its counsel and reasonably acceptable to the Company and the Sellers' Representative. The Buyer shall pay or reimburse the Company at Closing for any capital contributions and filing fees incurred by the Company and its Subsidiaries at the direction of the Buyer in performing their obligations under Schedule D for which the Company has delivered to the Buyer documentation (the "ANCILLARY EXPENSES").

          (b) Subject to the terms and conditions set forth herein, on the Closing Date but prior to the consummation of the AAS Acquisition and in accordance with Schedule D, the Buyer shall cause Holdings BV and the Company shall cause AAS Holdings to consummate the Brink Acquisition in furtherance of which the Buyer shall cause Holdings BV to pay in cash to AAS Holdings, by wire transfer of immediately available funds to an account designated by the Company to the Buyer, an amount equal to $11,066,000.00 (the "BRINK EQUITY CONSIDERATION" and together with the amounts received by AAS Holdings from Holdings BV pursuant to the Brink Receivable Acquisition (as defined in Schedule D hereto), the "AGGREGATE BRINK INTERNATIONAL CONSIDERATION"), against delivery by AAS Holdings to Holdings BV or its designee of all certificates, documents and instruments representing the Brink Securities.

          Section 2.2   PURCHASE AND SALE OF UNITS; ROLLOVER.

          (a) PURCHASED COMPANY SECURITIES. Subject to the terms and conditions set forth herein, including the prior consummation of the Brink Acquisition and the Ancillary Transactions, at the Closing, each Transferring Seller shall sell to the Buyer, and the Buyer shall purchase from each Transferring Seller, all Purchased Company Securities owned by such Transferring Seller.

          (b) PAYMENTS. Subject to the terms and conditions set forth herein, including, without limitation, Sections 2.2(d) and (e), at the Closing, in consideration for each Transferring Seller's delivery of his, her or its Purchased Company Securities:

                        (i) the Buyer shall pay to such Transferring Seller, in cash, for each Unit so purchased from such Transferring Seller, the Per Unit Cash Purchase Price, and for each Option or Warrant so purchased from such Transferring Seller, the Per Unit Cash Purchase Price MINUS the exercise price of such Option or Warrant as set forth on Schedule A hereto (with the aggregate amount of cash payable to each Transferring Seller pursuant to this
Section 2.2(b)(i) being referred to herein as such Seller's "AGGREGATE CASH PROCEEDS"); and

                        (ii) the Buyer shall cause SportRack and Valley (together, the "PROMISSORY NOTE OBLIGORS") to deliver to each Transferring Seller a Promissory Note substantially in the form attached hereto as Exhibit F, with a principal amount equal to such Transferring Seller's Percentage Interest of $10,000,000.

          (c) ROLLOVER. Subject to the terms and conditions set forth herein, at the Closing, the following transactions shall be effected with respect to the Rollover Units and the Rollover Options (the "ROLLOVER"):

                        (i) each Rollover Seller shall exchange the number of Rollover Units, if any, designated in the column "Rollover Units" corresponding to such Rollover Seller as set forth on Schedule A hereto (collectively, the "ROLLOVER UNITS") for newly issued securities

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comprised of Common Units and Preferred Units (the "NEW UNITS"), based on a consideration per New Unit equal to the per unit purchase price to be paid for the New Units on the Closing Date by the Buyer with each Rollover Unit being valued at the Per Unit Cash Purchase Price and in the same proportion of Common Units and Preferred Units as all equity holders of the Buyer are purchasing New Units at the Closing.

                        (ii) each Rollover Seller shall convert the number of Rollover Options, if any, designated in the column Rollover Options corresponding to such Seller as set forth on Schedule A hereto, into New Options that are exercisable for the same number of New Units as if each Unit into which such Option could be exercised was exchanged for New Units hereunder in accordance with clause (c)(i) above. Notwithstanding anything to the contrary contained herein or in any Principal Document, no New Units or New Options (or securities into which they may be exchanged, converted or exercised) shall be subject to vesting or, with respect to New Options, termination of the exercise period, except that each New Option and New Unit shall be subject to the terms and conditions contained in the Rollover Securities Repurchase Agreement relating to such Rollover Securities and all New Options shall be subject to the terms and conditions contained in the New Option Agreement. Each Option Plan and each agreement or instrument governing any Rollover Option shall be terminated effective as of the Closing.

                        (iii) the Buyer shall cause the Promissory Note Obligors to deliver to each Rollover Seller a Promissory Note with a principal amount equal to such Rollover Seller's Percentage Interest of $10,000,000 minus the principal amount, if any, of any Promissory Note received by such Rollover Seller pursuant to Section 2.2(b)(ii) in his or her capacity as a Transferring Seller.

          (d) DIRECTION OF PAYMENTS. Each Seller, other than Barbara Rushing, hereby directs the Buyer to deliver a portion of such Seller's Aggregate Cash Proceeds as follows:

                        (i) an amount equal to such Seller's Percentage Interest of $10,000,000, which shall be paid into escrow pursuant to the Escrow Agreement;

                        (ii) an amount equal to such Seller's Percentage Interest of the amount of the Gibbs Cash Collateral Account designated in
Section 8.10, to an account established at Bank One, Michigan or such other financial institution designated by Sellers' Representative as is reasonably acceptable to the Buyer (the "CASH COLLATERAL BANK" ); and

                        (iii) an amount equal to such Seller's Reserve Account Percentage Interest of $250,000 as designated for the Reserve Account established pursuant to Section 9.10, to the Sellers' Representative; PROVIDED, that the Buyer shall make no such payment on behalf of the Sellers' Representative.

          (e) PAYMENTS TO SELLERS' REPRESENTATIVE. All cash payments to the Sellers under this Section 2.2 shall be made directly to the Sellers' Representative who shall be solely responsible for the distribution of such proceeds to the Sellers in accordance with their respective Percentage Interests and the provisions of this Agreement.

          Section 2.3   POST-CLOSING PURCHASE PRICE ADJUSTMENT.

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          (a)     FINAL CLOSING STATEMENT

                        (i) Within 90 days after the Closing Date, the Buyer shall deliver a statement (the "FINAL CLOSING STATEMENT") prepared by the Buyer to the Sellers' Representative, which contains (x) a statement of consolidated net assets of the Company, as of immediately prior to the Closing, before giving effect to the Transaction, prepared in accordance with GAAP and in the form attached hereto as Exhibit H (the "STATEMENT OF CONSOLIDATED NET ASSETS"), which Statement of Consolidated Net Assets shall be accompanied by an audit opinion of Deloitte & Touche LLP (the "BUYER'S AUDITOR") in substantially the form attached hereto as Exhibit I, (y) a computation of the Adjusted Working Capital as of immediately prior to the Closing, before giving effect to the Transaction, which shall be derived from the Statement of Consolidated Net Assets and prepared in accordance with the Accounting Principles outlined in Exhibit J (the "FINAL ADJUSTED WORKING CAPITAL"), and (z) a computation of the Cash Equivalents of the Company and its Subsidiaries, prepared in accordance with GAAP, as of immediately prior to the Closing, before giving effect to the Transaction (the "FINAL CASH BALANCES").

                        (ii) The Sellers' Representative shall provide written notice of any objections to the Final Closing Statement, together with an explanation of the basis of such objection (the "NOTICE OF OBJECTION"), within 60 days of the delivery of the Final Closing Statement. Promptly following the delivery of the Final Closing Statement and until any such objections are resolved pursuant to the application of Section 2.3(b) of this Agreement, the Sellers' Representative and its advisors shall be entitled to review, at Sellers' sole expense, the Buyer's work papers (hardcopy and electronic) including Buyer's Auditor's work papers and any summaries of unadjusted differences that are not proprietary to the Buyer's Auditor relating to the Final Closing Statement. The Buyer shall provide the Sellers' Representative and its advisors with timely access to the personnel, properties, books and records of any of the Buyer's Subsidiaries during regular business hours and upon advance written notice solely to the extent reasonably necessary for Sellers' Representative and its advisors to conduct such review.

          (b)     OBJECTIONS; RESOLUTION OF DISPUTES.

                        (i) Except as to objections duly set forth in any Notice of Objection made within 60 days after the receipt of the Final Closing Statement, the Final Closing Statement shall be final and binding for all purposes of this Agreement.

                        (ii) If the Sellers' Representative provides the Notice of Objection within such 60-day period, the Buyer and the Sellers' Representative shall, during the 30-day period following the delivery of such Notice of Objection, attempt in good faith to resolve the objections. If the Buyer and the Sellers' Representative are unable to resolve all such objections within such period, the matters remaining in dispute and which were properly included in the Notice of Objection shall be arbitrated by Ernst & Young LLP, or KPMG LLP, if Ernst & Young LLP is unwilling or unable to perform such services (such determining firm being the "INDEPENDENT AUDITOR"). The arbitration of disputed items by the Independent Auditor shall be final and binding, and the determination of the Independent Auditor shall constitute an arbitral award that is final, binding and non-appealable and upon which a judgment may be entered by a court having jurisdiction thereover. The Buyer and the Sellers' Representative shall instruct the Independent Auditor to render its decision within 30 days of its selection.

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                        (iii) In the event that the Independent Auditor resolves
all disputes presented to it entirely in the manner proposed by the Buyer or the Seller's Representative, as the case may be, the fees and expenses of the Independent Auditor relating to the resolution of such dispute shall be paid by the other party. In all other events, the fees and expenses of the Independent Auditor shall be shared (with respect to the Sellers, pro rata in accordance with their Percentage Interests) in the same proportion that the Sellers' Representative's position, on the one hand, and the Buyer's position, on the other hand, initially presented to the Independent Auditor (based on the aggregate of all differences taken as a whole) bear to the final resolution as determined by the Independent Auditor.

          (c)     ADJUSTMENT PAYMENT.

                        (i) The following payments shall be made within 10 days after Final Adjusted Working Capital and the Final Cash Balances have been agreed or finally determined in accordance with Section 2.3(b):

                              (A)  if the amount of Final Adjusted Working
Capital exceeds Target Working Capital, the Buyer shall pay to each Seller its pro rata share, based on such Seller's Percentage Interest, of the full amount of such excess, plus simple interest thereon at the rate of 6% per annum from the Closing Date to the date of payment;

                              (B)  if the amount of Final Adjusted Working
Capital is less than Target Working Capital, each Seller shall pay to the Buyer its pro rata share, based on each Seller's Percentage Interest, of the full amount of such shortfall, plus simple interest thereon at the rate of 6% per annum from the Closing Date to the date of payment;

                              (C)  if the amount of the Final Cash Balances
exceeds the aggregate amount of Cash Equivalents used in the calculation of Net Indebtedness, as certified in writing by the Company's Chief Financial Officer to the Buyer on the Closing Date (the "ESTIMATED CASH BALANCES"), the Buyer shall pay to each Seller its pro rata share, based on such Seller's Percentage Interests, of the full amount of such excess, plus simple interest thereon at the rate of 6% per annum from the Closing Date to the date of payment;

                              (D)  if the amount of Final Cash Balances is less
than the Estimated Cash Balances, each Seller shall pay to the Buyer its pro rata share, based on each Seller's Percentage Interest, of the full amount of such shortfall, plus simple interest thereon at the rate of 6% per annum from the Closing Date to the date of payment.

                        (ii)  Any and all payments to be made pursuant to this
Section 2.3 shall be made simultaneously and netted against each other as appropriate.

                        (iii) In the case of any net payment from the Sellers to the Buyer under this Section 2.3, the Buyer and the Sellers agree that such payment shall be applied first against the available funds held in escrow under the Escrow Agreement. In such case, the Buyer (or its designated representative under the Escrow Agreement) and the Sellers' Representative shall deliver a joint written instruction to the escrow agent under the Escrow Agreement within two (2) Business Days of the final determinations made under Section 2.3(b)(ii) and (iii) to distribute such funds to the Buyer (or its designee). In all other cases,

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payments due under this Section 2.3 shall be made by wire transfer of immediately available funds to an account designated by the Buyer to the Sellers or to the accounts designated by the Sellers' Representative to the Buyer, as the case may be.

          Section 2.4   CONTINGENT PAYMENTS.

          (a) The Buyer shall pay the Sellers, pro rata in accordance with each Seller's Percentage Interest, the Contingent Payment Amount to the extent and on the terms set forth in this Section 2.4.

          (b) Unless a Change in Control has occurred during any Contingent Payment Measurement Period, in which case Section 2.4(d) shall address any Yearly Allocable Contingent Payments remaining to be paid after the consummation thereof, the determination of whether any Yearly Allocable Contingent Payments shall be payable to the Sellers shall be made as follows:

                        (i) As promptly as practicable following the end of each Contingent Payment Measurement Period (and the completion of the relevant audited financial statements necessary to make any calculations required under this Section 2.4(b)), the Buyer shall prepare and deliver to the Sellers' Representative a statement (the "CONTINGENT PAYMENT STATEMENT"), as of each Determination Date, derived from the annual consolidated audited financial statements of the Buyer and its Subsidiaries for such Contingent Payment Measurement Period, which shall indicate (x) the Adjusted Consolidated EBITDA for such Contingent Payment Measurement Period, (y) the Yearly Contingent Payment, if any, for such Contingent Payment Measurement Period and (z) the calculations used to determine such Adjusted Consolidated EBITDA and Yearly Contingent Payment.

                        (ii) Unless the Sellers' Representative notifies the Buyer in writing within 60 days after receipt of any Contingent Payment Statement of any objection to such Contingent Payment Statement, together with an explanation of the basis for such objection, then the Contingent Payment Statement shall be final and binding for all purposes of this Agreement. If the Sellers' Representative shall object within such 60-day period to the Contingent Payment Statement, then the dispute resolution procedures set forth in Sections 2.3(b)(ii) and (iii) shall govern such dispute, with the term "Final Closing Statement" being replaced by the term "Contingent Payment Statement".

          (c) Within 10 days after the Contingent Payment Statement becomes final and binding, the Buyer shall pay to the Sellers, pro rata in accordance with each Seller's Percentage Interest, in immediately available funds such portion of the Yearly Contingent Payment for such Contingent Payment Measurement Period, if any, to the extent the payment of which would not be reasonably likely to result in or cause, without giving effect to the passage of time at the time of such payment or during the fiscal quarter in which such payment is otherwise due, an "Event of Default" under any agreement, indenture or instrument of Indebtedness for borrowed money to which the Buyer or any of its Subsidiaries is bound (collectively, the "BUYER CREDIT AGREEMENTS"). Any portion of such Yearly Contingent Payment that is not paid in cash at such time due to the foregoing restriction related to the Buyer Credit Agreements shall instead be paid to Sellers in the form of subordinated promissory notes issued by the Promissory Note Obligors in the form attached hereto as Exhibit K (the "CONTINGENT PAYMENT NOTES") pro rata in accordance with their Percentage Interests; PROVIDED, HOWEVER, that if any Contingent Payment Note is issuable hereunder to any Seller organized under the Laws of the Netherlands (in the case of Sellers that are not natural Persons) or any Seller (in the case of Sellers that are natural Persons) that resides in the Netherlands at the time of issuance of such Contingent Payment Note (each, a "NETHERLANDS DOMICILIARY") in an aggregate principal amount which is less than EURO 45,379 and such Seller is not eligible to be issued a Contingent Payment Note in such amount without registration under the Laws of the Netherlands, the payment of such Contingent Payment Amount will, instead of being evidenced by the issuance of a Contingent Payment Note, be made by increasing the principal amount owing from the date of such increase for all purposes under the Promissory Note issued to each such Netherlands Domiciliary by such amount; PROVIDED that such Netherlands Domiciliary shall have certified to the Buyer and the Promissory Note Obligors at such time that it is a Netherlands Domiciliary. The Buyer shall cause the Promissory Note Obligors to issue to any such Netherlands Domiciliary a new Promissory Note upon delivery of the original Promissory Note issued to such Netherlands Domiciliary reflecting such increase in the principal amount of such Promissory Note. The Contingent Payment Notes (and the Promissory Notes issued to any Netherlands Domiciliary in accordance with the immediately preceding sentence, solely to the extent of such increased principal amount and accrued and unpaid interest thereon) shall provide that, following the end of each fiscal year in which any Contingent Payment Notes are outstanding, the Promissory Note Obligors thereon shall prepay or repay in cash the maximum amount outstanding pursuant to the Contingent Payment Notes to the extent the payment of which would not be reasonably likely to result in or cause, without giving effect to the passage of time, at the time of such payment or during the fiscal quarter in which such amount, if any, payable to the Sellers is to be made, an "Event of Default" under any of the Buyer Credit Agreements. Such payments shall be made ratably to all holders of Contingent Payment Notes (and the holders of Promissory Notes that are Netherlands Domiciliaries to the extent of such increased amounts together with accrued and unpaid interest thereon as provided in the immediately preceding sentence) and shall be made promptly following the delivery by the Buyer or the obligors under the Senior Buyer Credit Agreement of the covenant compliance certificate for the fiscal year then ended to the lenders (or any agent thereof) under the Senior Buyer Credit Agreement. Any dispute concerning any such payment shall be governed by
Section 2.3(b)(ii) and (iii) hereof.

          (d) Upon a Change in Control, a Designated Public Offering or a Designated CHP Sale (each, a "LIQUIDITY EVENT"), consummated before March 31, 2006, the portion of the Contingent Payment Amount that has not yet been paid to the Sellers or earned by the Sellers prior to the date of such Liquidity Event shall be treated as follows:

                        (i) Within 20 days after the relevant Determination Date, the Buyer or any successor shall prepare and deliver to the Sellers' Representative a statement (the "LIQUIDITY EVENT STATEMENT") as of the Determination Date, which shall indicate (x) the Total Equity Value in such Liquidity Event, (y) the Liquidity Event Payment with respect to such Liquidity Event and (z) the calculations used to determine such Total Equity Value and the Liquidity Event Payment.

                        (ii) Unless the Sellers' Representative notifies the Buyer in writing within 60 days after receipt of the Liquidity Event Statement of any objection to the Liquidity Event Statement, then the Liquidity Event Statement shall be final and binding for all purposes of this Agreement. If the Sellers' Representative shall object within such 60-day period to the Liquidity Event Statement, then the dispute resolution procedures set forth in Sections 2.3(b)(ii) and (iii) shall govern such dispute, with the term "Final Closing Statement" being replaced by the term "Liquidity Event Statement".

                        (iii) Subject to the following proviso, within 10 days after the Liquidity Event Statement becomes final and binding, the Buyer or its successor shall pay in immediately available funds to the Sellers (pro rata in accordance with each Seller's Percentage Interest) the Liquidity Event Payment, if any, as indicated on the final Liquidity Event Statement; PROVIDED, HOWEVER, that if the Liquidity Event giving rise to such payment is

                              (A)  a Designated Public Offering, the Buyer shall
be obligated to pay only a percentage of the Liquidity Event Payment, if any, as indicated in the Liquidity Event Statement, that is equal to the percentage of the Castle Harlan Group's economic equity interest, whether in the form of Common Units, Preferred Units or otherwise, that was sold or redeemed in connection with such Designated Public Offering (valuing such interests as provided in the definition of Designated Public Offering) and the remaining unpaid portion of the Contingent Payment Amount shall not be paid at such time and shall continue to be subject to the provisions of this Section 2.4; or

                              (B)  a Designated CHP Sale, the Buyer shall be
obligated to pay only a percentage of the Liquidity Event Payment, if any, as indicated in the Liquidity Event Statement, that is equal to the percentage of the Castle Harlan Group's economic equity interest, whether in the form of Common Units, Preferred Units or otherwise, that was sold in such Designated CHP Sale (valuing such equity interests as provided in the definition of Designated CHP Sale) and the remaining unpaid portion of the Contingent Payment Amount shall not be paid at such time and shall continue to be subject to the provisions of this Section 2.4. For purposes of a Designated CHP Sale that arises from a sale of assets in which all or a portion of the proceeds therefrom are distributed, directly or indirectly, to member(s) of the Castle Harlan Group, the above calculation shall be made by reference to the amounts returned to member(s) of the Castle Harlan Group, whether through a distribution of the proceeds therefrom, the redemption of equity interests in the Buyer or any of its Subsidiaries or their respective successors, or the repayment or prepayment of Indebtedness held by members of the Castle Harlan Group that is, by its terms, convertible into, or exercisable or exchangeable for, equity securities of the Buyer or any of its Subsidiaries, in respect of such asset sale (it being understood and agreed that, for the avoidance of doubt, any benefit to the Buyer or any of its Subsidiaries arising from any Designated CHP Sale, including an increase in cash or Cash Equivalents or reduction in Indebtedness of the Buyer or any of its Subsidiaries, shall not constitute an "indirect" dividend, distribution or proceed to any member of the Castle Harlan Group).

                        (iv) If the remaining portion of the Contingent Payment Amount has not been earned in full by the Sellers due to the items specified in clause (C) of paragraph (ii) under the definition of "Total Equity Value", then promptly after each payment of any such items required by the agreement or agreements governing such Liquidity Event, the Buyer or its successor shall prepare a revised Liquidity Event Statement (the "REVISED LIQUIDITY EVENT STATEMENT"), taking into account the amounts of such payments in calculating the further portion of the Liquidity Event Payment that is payable to Sellers as a result of such payments and taking into account that such payments were made on the date actually received.

                        (v)   Unless the Buyer notifies the Sellers'
     Representative or the Sellers' Representative notifies the Buyer in writing within 60 days after receipt of the Revised Liquidity Event Statement of any objection to the Revised Liquidity Event Statement, together with an explanation of the basis for such objection, then the Revised Liquidity Event Statement shall be final and binding for all purposes of this Agreement. If either the Buyer or the Sellers' Representative shall object within such 60-day period to the Revised Liquidity Event Statement, then the dispute resolution procedures set forth in Sections 2.3(b)(ii) and
     (iii) shall govern such dispute, with the term "Final Closing Statement" being replaced by the term "Revised Liquidity Event Statement".

                        (vi) Within 10 days of the final determination of each Revised Liquidity Event Statement, the Buyer or its successor shall pay to the Sellers, pro rata in accordance with each Seller's Percentage Interest, in immediately available funds the portion of the Liquidity Event Payment not previously paid upon the Liquidity Event, if any, to the extent provided in the Revised Liquidity Event Statement.

          (e) No portion of the Contingent Payment Amount, other than such portion for which the Buyer is in default in the payment thereof, shall be payable and any obligations relating thereto shall be null and void following the first Change in Control (other than deferred payments required under Section 2.4(d) and payments required under any Contingent Payment Note issued pursuant to Section 2.4(c)).

          (f) Payments of all or any portion of the Contingent Payment Amount due and payable under this Section 2.4 shall be paid to the Sellers, pro rata, in accordance with their Percentage Interests.

          (g) Payments of all or any portion of the Contingent Payment Amount due and payable to any Seller under this Section 2.4 shall be subject to setoff by the Buyer (or repayment, in the case of any portion of the Contingent Payment Amount that had previously been paid to any Seller) for any amounts due to the Buyer from such Seller to the extent expressly permitted pursuant to
Article IX.

          (h) The Buyer shall use commercially reasonable efforts to refrain from subjecting the Buyer and its Subsidiaries to any provision in any agreement or instrument that expressly prohibits the payment of the Contingent Payment Amount, the Contingent Payment Notes or the Promissory Notes, it being understood and agreed that this provision shall not limit or restrict the right of the Buyer or any of its Subsidiaries from entering into agreements and instruments governing any Indebtedness for borrowed money of the Buyer or any of its Subsidiaries that require compliance with financial covenant ratios that will impact the Buyer's ability to make payment of Contingent Payment Amounts due under this Agreement or under any Contingent Payment Note. The Buyer shall deliver all certificates and other instruments required under any Buyer Credit Agreement as a condition specified therein to the payment of any Contingent Payment Amount, any Contingent Payment Note or Promissory Note.

          (i)     Examples of the operation of this Section 2.4 are set forth on
Schedule 2.4 hereto. The parties hereto acknowledge that such examples accurately reflect the proper operation of this Section 2.4 with respect to the facts and assumptions set forth therein.

          (j) The Buyer covenants and agrees that it shall not permit any Liquidity Event to be consummated unless in connection therewith, the Buyer shall have made adequate provision for the timely satisfaction, as the case may be, of the Buyer's obligations to make any payment of any Contingent Payment Amount due upon such Liquidity Event, and the Promissory Note Obligors' to make any payments under the Promissory Notes and Contingent Payment Notes or under
Section 2.4(d) hereof, as applicable, in connection with any such Liquidity Event. The Buyer shall certify in writing to the Sellers' Representative at the time any such payment is made to the Sellers that such payment is being made in compliance with the Buyer Credit Agreements, the Promissory Notes, any Contingent Payment Notes and the Subordinated Guarantee or a waiver from such compliance shall have been obtained.

          Section 2.5 ALLOCATION OF PURCHASE PRICE. The purchase price (as determined for Federal income tax purposes) for the AAS Acquisition shall be allocated among the assets purchased (or deemed to have been purchased for Federal income tax purposes) in accordance with Schedule E hereto (in a manner consistent with the methodology employed in such Schedule E). Neither the Buyer, the Sellers nor any of their Affiliates shall take any action relating to Taxes that is inconsistent with such allocation and the Buyer and the Sellers shall prepare and file Internal Revenue Service Form 8594 and any similar or analogous forms under any state, local or foreign Tax law in a manner consistent with such allocation.

          Section 2.6   THE CLOSING

          (a) DATE, TIME AND LOCATION. The closing of the transactions contemplated hereby (the "CLOSING") shall be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 and at such date and time upon which the parties may agree. The date on which the Closing takes place is referred to herein as the "CLOSING DATE". The Closing shall be deemed to be effective as of the close of business, New York City time on the Closing Date.

          (b)     CERTAIN CLOSING PAYMENTS. At the Closing:

                        (i) Richard E. Borghi shall repay to the Company an aggregate amount equal to $165,000 (such aggregate amount, the "BORGHI PAYABLE AMOUNT"), reflecting the outstanding principal and interest on loans previously made to Mr. Borghi. Mr. Borghi hereby authorizes the Buyer to deduct the Borghi Payable Amount from his Aggregate Cash Proceeds and pay such amount to the Company at Closing.

                        (ii) Pursuant to Section 3 of the Letter Agreement dated as of August 5, 1997 (as amended, modified or supplemented from time to time, the "VALLEY LETTER"), Robert L. Fisher shall repay to the Company $791,430 (the "FISHER PAYABLE AMOUNT"). Mr.

Fisher hereby authorizes the Buyer to deduct the Fisher Payable Amount from his Aggregate Cash Proceeds and pay such amount to the Company at Closing.

                        (iii) Pursuant to Section 3 of the Valley Letter, Roger T. Morgan shall repay to the Company $98,790 (the "MORGAN PAYABLE AMOUNT"). Roger T. Morgan hereby authorizes the Buyer to deduct the Morgan Payable Amount from his Aggregate Cash Proceeds and pay such amount to the Company at Closing.

                        (iv) At the Closing, Barbara Rushing shall pay the following amounts in immediately available funds:

                              (A)  to the Buyer, an amount equal to her
Percentage Interest of $10,000,000, which shall be paid into escrow pursuant to the Escrow Agreement;

                              (B)  to the Cash Collateral Bank, an amount equal
to her Percentage Interest of the amount of the Gibbs Cash Collateral Account designated in Section 8.10; and

                              (C)  to the Sellers' Representative, an amount
equal to her Reserve Account Percentage Interest of $250,000 as designated for the Reserve Account established pursuant to Section 9.10.

          Section 2.7 NETHERLANDS CAPITAL TAX The Sellers and the Buyer acknowledge that Netherlands capital tax may be imposed in connection with (a) the capitalization of Holdings BV in an amount not to exceed the sum of the Brink Equity Consideration plus $2.6 million, the latter of which shall be used to repay a portion of the Indebtedness of Brink International in accordance with Schedule D hereto and (b) approximately EURO 18,000, representing the initial capitalization of Holdings BV (together, the "HOLDINGS BV CAPITALIZATION") by AASA (the Netherlands capital tax imposed in connection with the Holdings BV Capitalization being referred to as the "CAPITAL TAX"). The Buyer shall pay the Capital Tax. In the event the amount of the Capital Tax actually imposed differs from the amount taken into account in the determination of Adjusted Working Capital, or circumstances otherwise arise that result in either Buyer or Sellers bearing more than 50% of the Capital Tax ultimately determined to be due, Buyer, on the one hand, or Sellers, on the other hand, as the case may be, shall reimburse the other party such amount as is necessary so that the Buyer and the Sellers shall bear 50% of such Capital Tax (and, in the case of any payment by or to Sellers, such payment to be pro rata in accordance with their Percentage Interests).

                                   ARTICLE III

          SEVERAL REPRESENTATIONS AND WARRANTIES CONCERNING THE SELLERS

          Each Seller hereby represents and warrants, solely with respect to such Seller, to the Buyer as follows:

          Section 3.1 OWNERSHIP. Such Seller owns beneficially and of record all of the issued and outstanding Company Securities as set forth next to such Seller's name on Schedule 3.1, free and clear of any Liens other than Liens created pursuant to the Third

Amended and Restated Operating Agreement, dated September 30, 1999 (the "OPERATING AGREEMENT") and the Company's Amended and Restated Members' Agreement, dated September 30, 1999 (the "MEMBERS' AGREEMENT"). Except as set forth on Schedule 3.1, such Seller does not directly or indirectly, own any other Company Securities or any warrants, options, convertible or exchangeable securities, preemptive rights and is not a party to or subject to any contracts relating to the issuance, sale or transfer of any equity interests of the Company other than pursuant to the Operating Agreement, the Company's bylaws in effect on the date hereof (the "BYLAWS") and the Members' Agreement or as otherwise set forth on Schedule 3.1. In the case of any Seller that is an individual, such Seller's Company Securities are not subject to any spousal rights or other restrictions which shall not be waived prior to Closing. Except as set forth on Schedule 3.1, or as otherwise referenced in this Section 3.1, such Sellers is not party to any shareholders' agreement, members' agreement, voting trust, proxy or other agreement or understanding with respect to the voting or transfer of any of the Units.

          Section 3.2 AUTHORIZATION AND VALIDITY OF AGREEMENT. Such Seller has the requisite power, authority (if such Seller is not a natural person) and capacity (if such Seller is a natural Person) to execute, deliver and perform such Seller's obligations under this Agreement and any Principal Document to which such Seller is a party and to consummate the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof. This Agreement and each Principal Document to which such Seller is a party have been duly authorized (if such Seller is not a natural Person), executed and delivered by such Seller and, assuming this Agreement or the relevant Principal Document constitutes the legal, valid and binding obligation of the other parties thereto, constitutes the legal, valid and binding obligation of such Seller (including the obligation to deliver title to such Seller's Purchased Company Securities, free and clear of all Liens other than Liens imposed under any Organizational Document of the Company or any of its Subsidiaries), enforceable against such Seller in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting the enforcement of creditors' rights generally or by general principles of equity.

          Section 3.3 CONSENTS AND APPROVALS. (a) Neither the execution and delivery by such Seller of this Agreement or any Principal Document to which such Seller is a party nor the performance by such Seller of its obligations in this Agreement and any Principal Document to which such Seller is a party will require on the part of such Seller any Governmental Authorization from, approval of, filing with or notification to any Governmental Entity, except (i) for any applicable filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT") or required pursuant to any non-U.S. antitrust and competition law statutes, regulations and treaties, (ii) spousal consents as set forth on Schedule 3.3a(ii), and attached hereto as duly executed, or (iii) where the failure to obtain such Governmental Authorization or approval or to make such filing or notification could not reasonably be expected to have a Material Adverse Effect, a material adverse effect on such Seller or prevent the performance by such Seller of its obligations hereunder or thereunder.

          (b) Except as contemplated in Section 3.3(a) above or as set forth on Schedule 3.3, no Seller is or will be required to give any notice to or obtain any consent or approval from any Person in connection with the consummation or performance by such Seller of any of the transactions contemplated under this Agreement and any Principal Document to which such Seller is a party.

          Section 3.4 NO CONFLICT OR VIOLATION. Except as set forth on the corresponding subsection of Schedule 3.4, neither the execution or delivery of this Agreement by such Seller or any Principal Document to which such Seller is a party, nor the performance by such Seller of such Seller's obligations in this Agreement or any Principal Document to which such Seller is a party will, in a manner that could reasonably be expected to have a Material Adverse Effect: (a) conflict with or result in a breach of any Organizational Documents if such Seller is an entity; (b) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or modification) under, any of the terms, conditions or provisions of any agreement, instrument or obligation to which such Seller is a party or by which such Seller or any of such Seller's properties or assets are bound; (c) violate any Law applicable to such Seller or any of such Seller's properties or assets; or (d) contravene or result in a violation of, or result in the imposition or creation of any Lien upon or with respect to such Seller's Company Securities.

          Section 3.5 LITIGATION. There is no suit, action, proceeding or investigation or any outstanding injunctions, judgments, orders or decrees (whether at law or equity, before or by any federal, state or foreign commission, court, tribunal, board, agency or instrumentality, or before any arbitrator) pending or, to the knowledge of such Seller, threatened against such Seller, the outcome of which would be reasonably likely to in any material manner impair such Seller's ability to perform such Seller's obligations hereunder or under any Principal Document to which it is a party.

          Section 3.6   BROKERS AND FINDERS. Except as set forth on
Schedule 3.6, in connection with this Agreement or the transactions contemplated hereby, no broker, finder, investment bank or financial advisor has acted for such Seller. Such Seller has not incurred any obligation to pay a brokerage, finder's or other fee or commission to any Person, in either case, for which the Buyer will be liable.

          Section 3.7 NO ADDITIONAL REPRESENTATIONS. SUCH SELLER IS NOT MAKING ANY REPRESENTATION OR WARRANTY, JOINT OR SEVERAL, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER WITH RESPECT TO HIMSELF, HERSELF OR ITSELF (EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT), OR WITH RESPECT TO ANY OTHER EQUITYHOLDER OR THE COMPANY OR ANY OF ITS SUBSIDIARIES (INCLUDING AS TO ANY OF THE ASSETS, PROPERTIES OR RIGHTS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT.

                                  ARTICLE IIIA

                    SEVERAL REPRESENTATIONS AND WARRANTIES OF
                    THE SELLERS CONCERNING THE ROLLOVER, THE
                CONTINGENT PAYMENT NOTES AND THE PROMISSORY NOTES

          Each Seller hereby represents and warrants, solely with respect to such Seller, to the Buyer as follows:

          Section 3A.1. INVESTMENT REPRESENTATION. Such Seller acknowledges that the Promissory Notes and the Contingent Payment Notes (if any) and each Rollover Seller acknowledges that the New Units or New Options being issued to such Rollover Seller are not registered under the securities laws of any jurisdiction and that such Seller is acquiring the Promissory Notes, New Options and New Units, as applicable, and will acquire any Contingent Payment Notes, for such Seller's own account, not as a nominee or agent, for investment, and not with a view to the distribution thereof. Such Seller is a sophisticated investor with knowledge and experience in financial and business matters, is capable of evaluating the risks and merits of such Seller's investment in the Promissory Notes, the Contingent Payment Notes (if any), New Options and New Units, as applicable, and has the capacity to protect such Seller's own interests. Such Seller acknowledges that the Buyer has given him, her or it the opportunity to ask questions of the officers and management employees of the Buyer and its Subsidiaries, to obtain additional information about the business and financial condition of the Buyer and its Subsidiaries, and access to the facilities, books and records relating to the business of the Buyer and its Subsidiaries in order to evaluate the investment in the Promissory Notes, the Contingent Payment Notes (if any), New Options and New Units contemplated hereby.

          Section 3A.2. RESTRICTED SECURITIES. Such Rollover Seller understands that the New Units or New Options being issued to such Rollover Seller and each Seller understands that the Promissory Notes and the Contingent Payment Notes (if any) are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Buyer in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act unless an exemption from registration thereunder is available. Such Seller represents that it is familiar with Rule 144 promulgated under the Securities Act as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          Section 3A.3. RESIDENCY. The jurisdiction of organization of such Seller that is not a natural Person and the residence of such Seller that is a natural Person are set forth on Schedule A hereto.

          Section 3A.4. LEGENDS.

          (a) NEW UNIT LEGEND. The certificates evidencing the New Units shall bear the following legends and any other legends provided in the Buyer Operating Agreement and any Vesting Unit Repurchase Agreement or Rollover Securities Repurchase Agreement:

          "The membership interests represented by this certificate are subject to and have the benefit of the Operating Agreement of CHAAS Acquisitions, LLC, a Delaware limited liability company, dated as of April 15, 2003, as the same may be amended, modified or supplemented from time to time. A copy of the Buyer's Operating Agreement has been filed in the chief executive office of the Buyer where the same may be inspected daily during business hours.

          The membership interests represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and such membership interests may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States."

          (b) NOTE LEGEND. The Promissory Notes and any Contingent Payment Note shall bear the following legends:

          "This security has not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold unless it has been registered under such act and applicable state securities laws or unless an exemption from registration is available. This security also is subject to additional restrictions on transfer by the holder hereof as set forth herein."

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES CONCERNING
                        THE COMPANY AND ITS SUBSIDIARIES

          The Company hereby represents and warrants to the Buyer, with respect to the Company and its Subsidiaries (without giving effect to the Brink Acquisition or the Ancillary Transactions) as follows:

          Section 4.1 ORGANIZATION AND QUALIFICATION. (a) Each of the Company and its Subsidiaries is a limited liability company, corporation or other entity, as the case may be, duly organized, validly existing and, to the extent legally applicable, in good standing and has timely filed all corporate and similar filings required under the laws of its jurisdiction of formation or incorporation and has all requisite power and authority and all necessary material Governmental Authorizations to own, lease and operate its properties and assets that it purports to own or use and to carry on its business as it is now being conducted.

          (b) Schedule 4.1 sets forth a list of all jurisdictions in which the Company and its Subsidiaries are registered, licensed or qualified. Except as set forth on Schedule 4.1, each of the Company and its Subsidiaries is duly registered, licensed or qualified to do business and, to the extent legally applicable, is in good standing in each jurisdiction where the character of its properties owned or held under lease makes such registration, licensing or qualification necessary, except where the failure to so register, be licensed, qualified or in good standing could not reasonably be expected to have a Material Adverse Effect. Complete and correct copies of the Organizational Documents of each of the Company and its Subsidiaries as in effect on the date hereof have been made available for review by the Company to the Buyer during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or was otherwise furnished.

          Section 4.2 CAPITALIZATION. (a) Schedule 4.2(a) sets forth (i) the outstanding, number of Units and other Company Securities held by each holder thereof and the fully diluted ownership percentage of each holder of Units of the Company and other Company Securities, (ii) the name of each holder of Options, the number of Options, the current exercise price of all Options issued under any Option Plan, the number of such Options that are vested and unvested as of date hereof and as of the Closing Date and a schedule (or, if not based on the passage of time, the basis for such vesting) of vesting of all unvested Options and (iii) the name of each holder of Warrants, the number and class of Units into which such Warrants are currently exercisable and the current exercise price of such Warrants.

          (b) Complete and correct copies of each agreement, instrument, plan or other document evidencing the Options and Warrants have been made available for review by the Company to the Buyer during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or was otherwise furnished.

          (c) Except as set forth on Schedule 4.2(c), no outstanding Company Securities are subject to any Liens agreed to or known by the Company, other than Liens imposed under the

Operating Agreement, Members' Agreement and Bylaws which shall be removed at or prior to Closing.

          (d) Except as set forth on Schedule 4.2, there are no other equity interests outstanding in the Company or agreements for any sharing of profits of the Company.

          (e) Except as disclosed in Schedule 4.2(e), there are no outstanding subscriptions, convertible or exchangeable securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company may be bound obligating the Company to (i) issue, deliver or sell, or cause to be issued or sold or refrain from issuing, transferring, delivering or selling any equity interest of the Company, (ii) issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking, (iii) repurchase, redeem, or otherwise acquire or refrain from repurchasing, redeeming or otherwise acquiring any equity interest in the Company, (iv) make any payment to any Person pursuant to any earn-out, deferred payment, contingent payment or similar arrangement or (v) give any Person the right to vote on any matters on which any Person may vote on matters affecting the Company.

          Section 4.3 SUBSIDIARIES. (a) Schedule 4.3(a) sets forth a complete and correct list of the Subsidiaries of the Company.

          (b) Except as disclosed on Schedule 4.3(b), (i) the Company owns directly or indirectly, all of the outstanding equity and other ownership interests of each Subsidiary of the Company and (ii) the Company does not own, directly or indirectly, any equity or other ownership interests in, or have any obligation to acquire any equity or other ownership interest in, any Person, and none of the Company nor any of its Subsidiaries is a member, partner, stockholder of or otherwise holds any ownership interest or profit participation in any Person. The Company has no unconsolidated Subsidiaries nor has the Company or any of its Subsidiaries established any special purpose entity for any purpose other than Valtek. Schedule 4.3 sets forth a complete and correct list of director qualifying or comparable equity interests, which interests are held by employees of the Company or one of its Subsidiaries for the benefit of the Company or any of its Subsidiaries, and such shares shall not be delivered to the Buyer at the direction of the Company upon the Closing unless so requested by the Buyer prior to Closing.

          (c) Except as disclosed on Schedule 4.3(c), there are no outstanding subscriptions, convertible or exchangeable securities, options, warrants, calls, rights commitments, agreements, arrangements or undertakings of any kind to which the Company or any of its Subsidiaries may be bound obligating any of the Company's Subsidiaries to (i) issue, deliver or sell, or cause to be issued or sold or refrain from issuing, transferring, delivering or selling any equity interest of any Subsidiary of the Company, (ii) issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking, (iii) repurchase, redeem, or otherwise acquire or refrain from repurchasing, redeeming or otherwise acquiring any equity interest in any Subsidiary of the Company, (iv) make any payment to any Person pursuant to any earn-out, deferred payment or similar arrangement or (iv) give any Person the right to vote on any matters on which an equity holder of any Subsidiary of the Company may vote.

          (d) Except as disclosed on Schedule 4.3(d), there are no shareholders' agreements, members' agreements, voting trusts, proxy or other agreements or understandings with respect to the voting or transfer of any equity interest of any Subsidiary of the Company.

          (e) Except as set forth on Schedule 4.3(e) or under (i) the Second Amended and Restated Credit Agreement dated as of September 5, 1997, as amended by Amendment No. 1 dated as of August 5, 1997, Amendment No. 2 dated as of September 24, 1997, Amendment No. 3 dated as of December 29, 1997, Amendment No. 4 dated as of December 31, 1997, Amendment No. 5 dated as of December 31, 1998, Amendment No. 6 dated as of August 10, 1999, Amendment No. 7 dated as of September 30, 2000, Amendment No. 8 dated as of June 30, 2001, and Amendment No. 9 dated as of December 14, 2001 (the "CREDIT AGREEMENT"), among the Company, SportRack, Brink International, Brink B.V. and Valley Industries, as Borrowers, Bank One (formerly NBD Bank) as Administrative Agent and Documentation and Collateral Agent and The Chase Manhattan Bank as Co-Administrative Agent and Syndication Agent, (ii) the First Amended and Restated Credit Agreement dated as of March 19, 1998 (as so amended, the "CANADIAN CREDIT AGREEMENT") among SportRack International, Inc., First Chicago NBD Bank, Canada, The Chase Manhattan Bank of Canada and The Bank of Nova Scotia and (iii) any other financing arrangement of the Company or any of its Subsidiaries as set forth on
Schedule 4.3, no outstanding securities of any Subsidiary are subject to any Liens.

          (f) Except as set forth on Schedule 4.3(f), there are no agreements for any sharing of profits of any Subsidiary of the Company.

          Section 4.4 CONSENTS AND APPROVALS. (a) Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of any of its obligations hereunder will require, on the part of the Company or any of its Subsidiaries, any Governmental Authorization from, filing with, or notification to, any Governmental Entity, except (i) for any applicable filings required under the HSR Act or required pursuant to non-US antitrust and competition law statutes, regulations and treaties, (ii) as set forth on
Schedule 4.4(a) or (iii) where the failure to obtain such Governmental Authorization or approval or to make such filing or notification could not reasonably be expected to have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

          (b) Except as set forth on Schedule 4.4(b), neither the execution and delivery of this Agreement by the Company nor the performance by the Company or any of its Subsidiaries of any of their obligations hereunder will require, on the part of the Company or any of its Subsidiaries, any notice to or consent from any Person, other than a Governmental Entity.

          Section 4.5   NO CONFLICT OR VIOLATION; AUTHORIZATION AND VALIDITY.
(a) Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby will (i) conflict with or result in any breach of any of the Organizational Documents of the Company or any of its Subsidiaries, (ii) except as set forth on Schedule 4.5(a)(ii), result in a material violation or breach of, or constitute (with or without notice or lapse of time or both) a material default (or give rise to any right of termination, modification, requirement to make additional payments, cancellation, vesting, payment, exercise, acceleration of any payment or right, suspension or revocation) under, any of the terms, conditions or provisions of any material Contract (including without limitation Intellectual Property Contracts) to which the Company or any of its Subsidiaries is a party or by which it or any of its properties or assets are bound, or (iii) except as set forth on
Schedule 4.5(a)(iii), result in the creation or imposition of any Lien on any material asset of the Company or any of its Subsidiaries or (iv) except as set forth on Schedule 4.5(a)(iv), contravene, conflict with, or result in a violation of, any Law or any order to which the Company, any of its Subsidiaries or any of their properties or assets is subject.

          (b) The Company has all requisite power and authority to execute and deliver and perform its obligations under this Agreement and to perform its obligations hereunder in accordance with the terms hereof. This Agreement has been duly executed and delivered by the Company and duly and validly authorized by all limited liability company action, including any action of the Board of Managers or members of the Company and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting the enforcement of creditors' rights generally or by general principles of equity.

          Section 4.6 FINANCIAL STATEMENTS. (a) Schedule 4.6(a) sets forth (i) the audited consolidated balance sheets of the Company and its Subsidiaries as of December 31, 2000, 2001 and 2002, and the related audited consolidated statements of operations, cash flows and changes in members' equity for the years then ended together with the notes thereto (the balance sheet and statements as of and for the year ended December 31, 2002, together with the notes thereto, being referred to as the "DECEMBER 31, 2002 AUDITED FINANCIAL STATEMENTS and all of the foregoing statements being referred to herein collectively as the "AUDITED FINANCIAL STATEMENTS"). The Audited Financial Statements present fairly, in all material respects, in accordance and in conformity with GAAP, the financial condition and results of operations of the Company and its Subsidiaries as of the respective dates thereof and for the respective periods indicated.

          (b) Schedule 4.6(b) sets forth (i) the unaudited consolidated balance sheet of the Company and its Subsidiaries as of January 31, 2003 and the related unaudited consolidated statement of operations, cash flows and changes in members' equity for the period then ended (the "JANUARY 2003 UNAUDITED FINANCIAL STATEMENTS") and (ii) the unaudited consolidated balance sheet of the Company and its Subsidiaries as of February 28, 2003 and the related unaudited consolidated statement of operations, cash flows and changes in members' equity for the period then ended (the "FEBRUARY 2003 UNAUDITED FINANCIAL STATEMENTS," and, together with the January 2003 Unaudited Financial Statements, the "MONTHLY UNAUDITED FINANCIAL STATEMENTS")). Except as set forth on Schedule 4.6(b), the Monthly Unaudited Financial Statements present fairly, in all material respects, in accordance with GAAP, the financial condition and results of operations of the Company and its Subsidiaries as of and for the one and two month periods then ended, respectively, except that the Monthly Unaudited Financial Statements omit footnotes and are subject to normal year end adjustments that shall not be material, individually or in the aggregate, to the Company and its Subsidiaries. The Company and its Subsidiaries do not have any liabilities or obligations (whether accrued, absolute, contingent, unasserted or otherwise) of a nature required by GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries (including any footnotes thereto) that are material to the Company and its Subsidiaries taken as a whole, except (i) as disclosed, reflected or reserved against specifically and identified as such, in the December 31, 2002

Audited Financial Statements and the notes thereto or the February 2003 Unaudited Financial Statements, (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2002 not in violation of this Agreement and (iii) for Taxes.

          (c) No accrual for loss contracts or adverse sales commitments is required to be recorded in accordance with GAAP by the Company in the December 31, 2002 Audited Financial Statements. For the avoidance of doubt, the Company has historically evaluated loss contracts at the contribution margin level, aggregated by customer.

          Section 4.7 SEC DOCUMENTS AND OTHER REPORTS. (a) The Company and its Subsidiaries have filed to the date hereof all documents with the SEC required under the Securities Act and Exchange Act since January 1, 2000 (collectively, the "SEC DOCUMENTS"). As of their respective dates or, if amended, as of the date of the last amendment, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, as the case may be, and, at the respective times they were filed, none of the SEC Documents contained any untrue statement of a material fact required to be stated therein in light of the circumstances under which they were made.

          (b) Prior to the time of filing of the Company's Annual Report on Form 10-K for the year-ended December 31, 2002 (the "DECEMBER 31, 2002 10-K") with the SEC, (i) the Company had established and maintained disclosure controls and procedures designed to ensure that information required to be disclosed by the Company in the December 31, 2002 10-K was recorded, processed, summarized and reported, within the time periods specified in the SEC's rules, regulations and forms and accumulated and communicated to the Company's management, including the Company's Chief Executive Officer and Chief Financial Officer to allow timely decisions regarding required disclosure and (ii) the Company's Chief Executive Officer and Chief Financial Officer had (A) evaluated the effectiveness of the foregoing controls and procedures as of a date 90 days prior to the filing of the December 31, 2002 10-K, (B) presented in the December 31, 2002 10-K their respective conclusions about the effectiveness of such disclosure controls and procedures and (C) disclosed to the Company's independent auditors and the audit committee of the Company's board of managers
(x) all significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and identified for the Company's independent auditor any material weaknesses in internal controls; and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

          Section 4.8 LITIGATION. Except as set forth on Schedule 4.8 and for matters covered by Section 4.10(a) and except for claims solely for monetary relief in an amount not in excess of $250,000 per claim or series of related claims, there is no suit, action, proceeding or investigation or any outstanding injunctions, judgments, orders or decrees (whether at law or equity, before or by any federal, state, provincial or foreign commission, court, tribunal, board, agency or instrumentality, or before any arbitrator) pending or, to the Knowledge of the Company, threatened by or against the Company or any of its Subsidiaries. There are no pending suits, actions, proceedings or investigations that have been commenced against the Company or any of its Subsidiaries that challenge, or seek to prevent, delay, or make illegal, or otherwise materially interfere with the Company's performance hereunder or materially impair the business or operations of the Company or any of its Subsidiaries following the Closing.

          Section 4.9   LEGAL COMPLIANCE AND GOVERNMENTAL AUTHORIZATIONS.

          (a) Except (i) for any noncompliance specifically covered by or disclosed pursuant to any other representation or warranty contained in this
Article IV, or (ii) as set forth on Schedule 4.9(a):

                        (x) The Company and its Subsidiaries are, and at all times since January 1, 2000, have been, in compliance with each Law that is or was applicable to them or to the conduct or operation of their business or the ownership of any of their assets, the violation of which could reasonably be expected to have a Material Adverse Effect;

                        (y) No event has occurred or circumstance exists that (with or without written notice or lapse of time) (1) would constitute or result in a violation by the Company or any of its Subsidiaries, or a failure on the part of the Company or any of its Subsidiaries to comply in all respects with, any Law, the noncompliance with which could reasonably be expected to have a Material Adverse Effect or (2) would give rise to any material obligation on the part of the Company and its Subsidiaries to undertake, or to bear all or any material portion of the cost of, any remedial action under any Law; and

                        (z) Neither the Company nor any of its Subsidiaries has received any written notice or other written communication from any Governmental Entity or any other Person regarding (1) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law by the Company or any of its Subsidiaries, the noncompliance with which could reasonably be expected to have a Material Adverse Effect or (2) any actual, alleged, possible, or potential obligation on the part of the Company and its Subsidiaries to undertake, or to bear all or any material portion of the cost of, any remedial action of any nature.

          (b) Except (i) for those Governmental Authorizations specifically covered by any other representation or warranty contained in this Article IV, or
(ii) as set forth on Schedule 4.9(b):

                        (w) The Schedules contain a complete and correct list of each material Governmental Authorization that is held by the Company and its Subsidiaries;

                        (x) The Company and its Subsidiaries are in material compliance with all of the material terms and requirements of each Governmental Authorization identified on the Schedules;

                        (y)   No event has occurred or circumstance exists that
          (1) constitutes a material violation of or a failure to comply in all material respects with any material term or requirement of any Governmental Authorization listed on the Schedules, or (2) could reasonably be expected to result in the revocation, withdrawal, suspension, cancellation, or termination of any Governmental Authorization listed in the Schedules that could reasonably be expected to have a Material Adverse Effect; and

                        (z) Neither the Company nor any of its Subsidiaries have received any written notice or other written communication from any Governmental Entity or any other Person regarding (1) any actual, alleged, possible, or potential violation of, or failure to comply with, any Governmental Authorization, (2) any actual, alleged, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any Governmental Authorization or (3) any change in Law resulting in a requirement to undertake a material capital expenditure, the noncompliance with which could reasonably be expected to have a Material Adverse Effect.

          Section 4.10  ENVIRONMENTAL MATTERS.

          (a)     Except as set forth on Schedule 4.10(a),

                        (i) COMPLIANCE. The Company and each of its Subsidiaries is and has been in material compliance with all Environmental Laws applicable to the Company or such Subsidiary and neither the Company nor any of its Subsidiaries have received any written notice or written communication from any Person or Governmental Entity that alleges that the Company or any of its Subsidiaries is not in material compliance with Environmental Laws.

                        (ii) ON SITE DISPOSAL. The Company and its Subsidiaries have not received, generated, handled, stored, treated, transported, kept, deposited or disposed of Hazardous Materials (of the type described in subsection (b) of the definition thereof) at, on or under any of the businesses, facilities, operations, properties or assets of the Company or any of its Subsidiaries and have not permitted any Person to do so nor does the Company or any of its Subsidiaries have reasonable cause to believe that any Person has done so in each case, as could reasonably be expected to have a Material Adverse Effect.

                        (iii) PUBLIC REGISTRIES. To the Knowledge of the Company, no businesses, facilities, operations, properties or assets of the Company or any of its Subsidiaries is included on or referred to in any register, registry or list of land subject to contaminative use or any register, registry or list of contaminated land (whether or not publicly available) kept pursuant to any Environmental Law and, to the Knowledge of the Company, there are no circumstances which are likely to lead to such registration.

          (b) ENVIRONMENTAL LIENS. There are no Environmental Liens or, to the Knowledge of the Company, threatened Environmental Liens with respect to any of the Company's or any of its Subsidiaries' businesses, facilities, operations, properties or assets.

          (c) ENVIRONMENTAL PERMITS. Except as set forth on Schedule 4.10(c), the Company and its Subsidiaries have obtained and have been in full compliance with all Environmental Permits necessary to operate, use or occupy all of the Company's and its

Subsidiaries' businesses, facilities, operations, properties and assets, except where the failure to be in compliance could not reasonably be expected to have a Material Adverse Effect.

          (d) ENVIRONMENTAL CLAIMS. No Environmental Claims have been asserted in writing against the Company or any of its Subsidiaries or, to the Knowledge of the Company, any predecessor in interest nor is there any pending Environmental Claim against the Company or any of its Subsidiaries or, to the Knowledge of the Company, any predecessor in interest and there are no existing circumstances which are reasonably likely to lead to an Environmental Claim. Except as set forth on Schedule 4.10(d), no Environmental Claims have been asserted or alleged in writing against any facilities, including treatment, storage or disposal facilities that may have received Hazardous Materials generated by the Company, any of its Subsidiaries or, to the Knowledge of the Company, any predecessor in interest.

          (e) RELEASES OF HAZARDOUS MATERIALS. There has been no Release at or from any of the facilities, assets, or properties owned or operated by the Company, any of its Subsidiaries or, to the Knowledge of the Company, any predecessor in interest or, at or from any storage, disposal or treatment facility that received Hazardous Materials generated by the Company, any of its Subsidiaries or, to the Knowledge of the Company, any predecessor in interest.

          (f) AVAILABILITY OF ENVIRONMENTAL INFORMATION. The Company represents that complete and correct copies of all material environmental and health and safety reports, studies, investigations, analysis, assessments, claims, correspondence, suits, actions, proceedings, or injunctions, judgments, orders or decrees (whether at law or equity, before or by any federal, state or foreign commission, court, tribunal, board, agency, or instrumentality or before any arbitrator) regarding any environmental or health and safety liabilities or risks of the Company or any of its Subsidiaries or any presence or Release of any Hazardous Material at any of the properties, businesses, facilities, operations or assets, which are in the possession or control of the Company, any of its Subsidiaries or their agents have been made available or delivered to Buyer during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or was otherwise furnished. All necessary steps contained in any such report, survey, assessment and investigation to comply with any material, reasonable and appropriate recommendation have been completed or are disclosed in Schedule 4.10(f) and are incorporated in future compliance activities to the extent required by Law or deemed by the Company to be appropriate or commercially practical.

          (g) The Buyer acknowledges and agrees that this Section 4.10 contains the sole and exclusive representations and warranties of the Company and the Subsidiaries with respect to any environmental matters.

          Section 4.11 BROKERS AND FINDERS; COMPANY TRANSACTION EXPENSES. (a) Except as set forth in Schedule 4.11, in connection with this Agreement or the transactions contemplated hereby, no broker, finder, investment bank or financial advisor has acted for the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries has incurred any obligation to pay a brokerage, finder's or other comparable fee or commission to any Person.

          (b) Except for the Company Transaction Expenses to be reflected in Net Indebtedness and Adjusted Working Capital, neither the Company nor any Subsidiaries will have any obligation for any fees or expenses incurred in connection with the Transaction.

          Section 4.12 EMPLOYEE BENEFIT MATTERS. (a) All Benefit Plans are listed in Schedule 4.12(a).

          (b) Neither the Company nor any of its Subsidiaries, nor any Affiliate of the Company is required to maintain by any Law or otherwise any Benefit Plan that is not listed in Schedule 4.12(a).

          (c) Except as set forth on Schedule 4.12(c), complete and correct copies of all written Benefit Plans and summaries of all oral Benefit Plans and complete and correct copies of all recent summaries distributed to any employees of the Company and its Subsidiaries concerning any Benefit Plan, the three (3) most recent annual reports on Form 5500 filed with the IRS with respect to each Benefit Plan for which the filing of any such report is required by ERISA or the Code and copies of the three most recent actuarial reports and all documents required to be filed with any regulatory authority for the prior three years have been made available to the Buyer during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or was otherwise furnished.

          (d) Except as set forth on Schedule 4.12(d), the Benefit Plans are in compliance with the requirements of all applicable Laws, the noncompliance with which could reasonably be expected to have a Material Adverse Effect and each Benefit Plan has been operated, maintained, and administered in material compliance with its terms.

          (e) There are no pending, nor has the Company or any of its Subsidiaries received written notice of any threatened, claims, investigations by any governmental agency, suits or proceedings against or otherwise involving any of the Benefit Plans (other than routine claims for benefits and domestic relations orders).

          (f) Except as set forth on Schedule 4.12(f) and except for increases established solely under applicable Laws with respect to the contribution limits under qualified retirement plans, there have been no promised improvements or increases to the benefits provided under any Benefit Plan.

          (g) Except as set forth on Schedule 4.12(g), each Benefit Plan which is required to be funded by its terms, any collective bargaining agreements or any Laws is funded in accordance with such terms, any such collective bargaining agreements and any such Laws, as applicable, and all employer or employee payments, contributions and premiums required to be remitted, paid to or in respect of each Benefit Plan have been paid or remitted in a timely fashion in accordance with the Benefit Plan terms and all Laws.

          (h) Vacation pay, sick leave and all supplemental retirement benefits have been accrued and recorded in accordance with GAAP (i) for the 2002 calendar year, in the December 31, 2002 Audited Financial Statements and (ii) for the 2003 calendar year through February 28, 2003, in the February 2003 Unaudited Financial Statements.

          (i) All Foreign Pension Plans which provide pension benefits on a defined benefit basis are fully funded in accordance with applicable Law, including, to the extent required under applicable Law, on a going concern, solvency and wind up basis using the actuarial methodology used in the most recent actuarial report provided to the Buyer in respect of such Plan. All contributions payable by any Subsidiary of the Company on or before the date hereof with respect to Foreign Pension Plans which provide benefits on a defined contribution basis have been paid on a timely basis and in accordance with applicable Law.

          (j) There have been no applications to withdraw surplus from any Foreign Pension Plan and no payment of surplus pursuant to a surplus withdrawal application.

          (k) There have been no mergers, conversions or transfers of assets involving any Foreign Pension Plan.

          (l) There have been no partial wind-ups of, nor is there any basis for an involuntary wind-up of, any Foreign Pension Plan that is not administered by a Governmental Entity. To the Knowledge of the Company, there have been no partial wind-ups of, and, to the Knowledge of the Company, there is no proposal or plan for an involuntary wind-up, of any Foreign Pension Plan that is administered by a Governmental Entity.

          (m) All contribution holidays taken, and all expenses paid to date hereof under any Foreign Pension Plan, have been taken or paid in material compliance with Laws, the terms of the applicable Foreign Pension Plan and any collective bargaining agreements and all amendments made have been made on the same basis.

          (n)     Any U.S. Benefit Plan intended to be qualified under
Section 401(a) of the Code has received a favorable determination letter from the IRS to be so qualified and no Benefit Plan has been amended since the effective date of its most recent determination letter in any respect that would result in its disqualification. Except as set forth on Schedule 4.12, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries nor any of their ERISA Affiliates has any liability (contingent or otherwise) under Title IV of ERISA (other than for the payment of premiums, none of which are overdue) or has incurred or expects to incur any liability in connection with an "ACCUMULATED FUNDING DEFICIENCY" within the meaning of Section 412 of the Code, whether or not waived. No reportable event (as defined in Section 4043(c) of ERISA) for which notice is not waived has occurred or is expected to occur with respect to any Pension Plan. Except as set forth on Schedule 4.12, neither the Company nor any of its Subsidiaries nor any of their ERISA Affiliates has incurred any withdrawal liability with respect to a "MULTIEMPLOYER PLAN" under Title IV of ERISA or applicable pension Laws and no event or condition has occurred which would reasonably be expected to cause the Company, any Subsidiary of the Company, or any ERISA Affiliate to incur such withdrawal liability. Except as set forth on Schedule 4.12, the execution of, and performance of the transactions contemplated by, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any plan, policy, arrangement or agreement or any trust or loan that will result in any payment (whether of severance pay or otherwise), acceleration, forgiveness or indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any current or former employees of the Company or any of its Subsidiaries. Neither the Company, any Subsidiary of the Company nor any of their ERISA Affiliates has incurred any material liability or penalty under Section 4975 of the Code or Section 502(i) of ERISA with respect to any U.S. Benefit Plan, or have engaged in a "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 of ERISA) which could result in a material liability to the Company or any Subsidiary of the Company.

          (o) Except as required under Section 4980B of the Code or as set forth on Schedule 4.12(o), neither the Company nor any of its Subsidiaries has any obligation to provide post-retirement health or life benefits.

          (p) Any terminated Benefit Plan has been terminated in accordance with applicable Laws and all benefits under any such terminated Benefit Plan have been made in accordance with the terms of such Benefit Plan.

          (q) None of the Company's purposes and, to the Knowledge of the Company, none of the Sellers' purposes for engaging in the transactions contemplated by this Agreement is for the evasion of liability under Section 4069 of ERISA.

          (r) Except as set forth on Schedule 4.l2, there are no provisions or circumstances which may presently or in the future give rise to an obligation of any Subsidiary of the Company organized under the Laws of Germany to make payments in relation with company pension (Betriebsrenten), pensions, optional early retirement (Vorruhestand), part time at advanced age (Altersteilzeit), professional inability (Berufsunfahigkeit), sickness or other company procurement. There is neither a customary and regular practice nor an obligation towards an intermediate procurement institution (mittelbarer Versorgungstrager) with regard to the foregoing.

          (s) The Buyer acknowledges and agrees that this Section 4.12 contains the sole and exclusive representations and warranties of the Company and the Subsidiaries with respect to any employee benefit matters (other than labor matters specifically identified as such in Section 4.16).

          Section 4.13 TAXES. Except as set forth on the corresponding subsections of Schedule 4.13:

          (a) The Company, each of its Subsidiaries and each affiliated group (within the meaning of Section 1504 of the Code) or consolidated, combined or unitary group (under state or local Tax law) of which the Company or any Subsidiary is or has been a member (each, an "AFFILIATED GROUP") have filed or caused to be filed in a timely manner (within any applicable extension periods) all Tax Returns required to be filed on or prior to the Closing Date, and each such Tax Return was complete and correct when filed;

          (b) All Taxes due on or prior to the Closing Date in respect of any Pre-Closing Period and any Interim Period of the Company, each Subsidiary and each Affiliated Group have been timely paid in full;

          (c) To the Knowledge of the Company, no Lien, other than Permitted Liens, relating to any Tax has been filed, no material claims have been or are being asserted with respect to any Tax of the Company, or any of its Subsidiaries or any Affiliated Group and no investigation, examination, audit or inquiry with respect to any such Tax is being conducted by any Taxing Authority that could reasonably be expected to result in any material Tax liability and to the Knowledge of the Company, no Taxing Authority has threatened the Company or any of its Subsidiaries or any Affiliated Group, in any manner, with any such investigation, examination, audit or inquiry;

          (d) Neither the Company nor any of its Subsidiaries have any liability for unpaid Taxes as successor, transferee, or by contract or agreement or otherwise;

          (e) The Company and its Subsidiaries have complied with all applicable Laws relating to Taxes and the payment and withholding of Taxes;

          (f) Neither the Company nor any of its Subsidiaries have been included in any affiliated, combined, consolidated or unitary group for any Tax purpose that includes any entity other than the Company or one or more of its Subsidiaries;

          (g) There are no outstanding waivers, agreements, arrangements or comparable consents providing for the extension of time with respect to the payment or filing of, or regarding the application of the statute of limitations with respect to, any Taxes based on or measured by net income or Tax Returns of the Company, any of its Subsidiaries or any Affiliated Group and neither the Company nor any of its Subsidiaries nor any Affiliated Group have requested any extension of time to file any such Tax Return that has not yet been filed;

          (h) Neither the Company nor any of its Subsidiaries is a party to any agreement providing for the payment, allocation or sharing of Taxes;

          (i) Neither the Company nor any of its Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by the Company;

          (j) No federal income Tax audit, and no other audit or proceeding relating to any Tax that resulted in a material Tax liability, has ended within three years of the date of this Agreement;

          (k) No consent or election under Section 341 of the Code has been made for any Subsidiary;

          (l) The Company is, and has since its inception been, treated as a partnership for Federal income tax purposes and each Subsidiary that is organized as a limited liability company is, and has since its inception been, either treated as a partnership or disregarded as an entity separate from its owner for Federal income tax purposes;

          (m) There are no circumstances existing other than in the ordinary course of business which could reasonably be expected to result in the application of section 78 of the Income Tax Act (Canada) or any equivalent provincial provision applicable to the Company or its Subsidiaries. None of sections 80 through to and including section 80.04 of the Income Tax Act (Canada), or any equivalent provincial provision, have applied to the Company or its Subsidiaries;

          (n) Solely for purposes of determining potential Canadian Tax issues, neither the Company nor its Subsidiaries has acquired an asset from a Person with which it deals at non-arm's length for consideration greater than the fair market value of such asset at the time of its acquisition;

          (o) Neither the Company nor its Subsidiaries has entered into an agreement contemplated by section 191.3 of the Income Tax Act (Canada) or any equivalent provincial provision;

          (p) In the 60 month period preceding the Closing Date, not more than 50% of the fair market value of the Company is or has been derived from shares it holds in Subsidiaries resident in Canada for purposes of the Income Tax Act (Canada) and not more than 50% of the fair market value of such Subsidiaries resident in Canada is derived, directly or indirectly, from real property situated in Canada;

          (q) None of the Dutch Subsidiaries of the Company has tainted (share) capital (in Dutch: BESMET FUSIE AANDELENKAPITAAL/AGIO) by reason of
Article 3a of the Dutch Dividend Tax Act 1965;

          (r) None of the Company and the Subsidiaries is a real estate investment company within the meaning of Article 4 of the Dutch Legal Transfer Act 1970;

          (s) None of the Dutch Subsidiaries of the Company has claimed any reduction of Tax or deduction by virtue of Article 13ca of the Dutch Corporate Income Tax Act 1969;

          (t) No Taxing Authority has operated or agreed to operate any special arrangement (being an arrangement which is not based on relevant legislation, published practice or convention) in relation to the affairs of the Company or any of the Subsidiaries;

          (u) Neither the Company nor any Subsidiary has taken any action in respect of which any consent or clearance from any Taxing Authority was required except where such consent or clearance was validly obtained and where any conditions relating thereto were and will up to Closing, continue to be met and where nothing to be done pursuant to this Agreement will constitute a breach thereof;

          (v) Neither the Company nor any Subsidiary has entered into or been a party to or otherwise been involved in any scheme or arrangement designed wholly or mainly for the purposes of avoiding or deferring Taxation in violation of applicable Law;

          (w) Neither the Company nor any Subsidiary is an agent of another company for the purposes of assessing the latter to Tax in the country of residence of the first company;

          (x) All documents, the enforcement of which the Company or any of its Subsidiaries is interested, have been duly stamped and all such duty, interest and penalties have been duly paid; and

          (y) Neither the Company nor any Subsidiary is or may be liable to repay any Tax, credit, subvention, subsidy or similar amount received from any Taxing Authority or other authority, body or person whatsoever.

The Buyer acknowledges and agrees that this Section 4.13 contains the sole and exclusive representations and warranties of the Company and the Subsidiaries with respect to any Tax matters (other than Tax matters relating to employee benefit matters specifically identified as such in Section 4.12 or Section 4.16).

          Section 4.14 INTELLECTUAL PROPERTY. (a) Schedule 4.14 sets forth a correct and complete list of all (i) Registered or otherwise material (including non-Registered) Company Intellectual Property owned by the Company and its Subsidiaries, and (ii) agreements concerning Company Intellectual Property, including, for the avoidance of doubt, the Valyi Agreement, but excluding standard confidentiality agreements associated with the disclosure of Company Intellectual Property as part of normal business negotiations, standard "shrink-wrap" or "click-wrap" agreements for the licensing of generally available, off-the-shelf software applications, and any other agreement for the licensing of software where the value of the software and related services licensed under each such agreement is less than $50,000; PROVIDED, HOWEVER, that such agreements shall be deemed part of the "Intellectual Property Contracts" to the extent that the Company or any of its Subsidiaries is in breach thereof and such breaches, to the extent proven by the other party, individually or in the aggregate, could reasonably be expected to result in liability for the Company and its Subsidiaries in excess of $50,000 (collectively, "INTELLECTUAL PROPERTY CONTRACTS"). Except as set forth on Schedule 4.14, the Company or one of its Subsidiaries own or possess rights to all Company Intellectual Property sufficient for the operation of their respective Businesses; all such ownership and other rights are free of all Liens, other than Permitted Liens. Except as set forth on Schedule 4.14, none of the Company Intellectual Property, Intellectual Property Contracts or any rights therein, which are purported to be owned by or registered in the name of the Company or any of its Subsidiaries, is owned by or registered in the name of any Person other than the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, oral notice that any of its products or processes violate, infringe upon or misappropriate the Intellectual Property rights of third parties, and no suit concerning such a claim is pending, except as set forth on Schedule 4.14. To the Knowledge of the Company, no products or processes of the Company or any of its Subsidiaries violate, infringe upon or misappropriate the Intellectual Property rights of third parties. Except as set forth on Schedule 4.14, to the Knowledge of the Company, no Person is violating any Company Intellectual Property rights owned by the Company or any of its Subsidiaries where such violations, individually or in the aggregate, could reasonably be expected to result in damages in excess of $50,000, except as set forth on Schedule 4.14. Except as set forth on Schedule 4.14, neither the Company nor any of its Subsidiaries or, to the Knowledge of the Company, any other Person, is in breach of any Intellectual Property Contract where such breaches, individually or in the aggregate, could reasonably be expected to result in damages in excess of $50,000, and neither the Company nor any of its Subsidiaries or, to the Knowledge of the Company, any other Person, is in breach of the Valyi Agreement. There exists no event, condition or occurrence which, with or without the giving of notice or lapse of time, or both, would constitute a material breach or default by the Company or any of its Subsidiaries under any Intellectual Property Contract, and neither the Company nor any Subsidiary has received notice of any such event, condition or occurrence. To the Knowledge of the Company, each Person who is a party to any Intellectual Property Contract had and has all rights, power and authority necessary to enter into, be bound by and fully perform such Intellectual Property Contract. The Company and its Subsidiaries have timely made all royalty payments and other payments required to be made under each Intellectual Property Contract and, except as set forth on Schedule 4.14, no such payments will be due and owing as of the Closing Date except in the ordinary course of business as set forth in any of the Intellectual Property Contracts and to the extent such obligations are specifically reflected in the December 31, 2002 Audited Financial Statements, the February 2003 Unaudited Financial Statements or the financial books and records of the Company or the relevant Subsidiary. No party has given the Company or any Subsidiary notice of any breach of any Intellectual Property Contract or of its intention to cancel, terminate or fail to renew the Valyi Agreement or any Intellectual Property Contract that requires payments by, or that generates revenues for, the Company or any of its Subsidiaries in excess of $50,000 annually. To the Knowledge of the Company, all Company Intellectual Property owned by the Company and its Subsidiaries is valid, subsisting and enforceable. No Registered Company Intellectual Property has been abandoned, canceled or adjudicated invalid (excepting any Company Intellectual Property that has intentionally and voluntarily been permitted to expire or become abandoned pursuant to business decisions made in the ordinary course), or is subject to any outstanding order, judgment or decree restricting the ability of the Company or any of its Subsidiaries to use the Company Intellectual Property, or is the subject of any suit, action, reissue, reexamination, public protest, interference, arbitration, mediation, opposition, cancellation or other proceeding except as identified on Schedule 4.14. Except as set forth on
Schedule 4.14 or Schedule 4.8, no suit is pending, nor has any claim been threatened or asserted in writing, concerning the Company Intellectual Property owned by the Company or any of its Subsidiaries, including any suit concerning a claim or position that the Company Intellectual Property owned by the Company or any of its Subsidiaries has been violated or is invalid, unenforceable, unpatentable, unregisterable, cancelable, not owned or not owned exclusively by the Company or any of its Subsidiaries, and no such claim has been threatened or, to the Knowledge of the Company, asserted orally. Except as set forth on
Schedule 4.14 or Schedule 4.8, to the Knowledge of the Company, no suit is pending, nor has any claim been threatened or asserted (in writing or otherwise) concerning any Company Intellectual Property owned by third parties, which Company Intellectual Property is reflected in an Intellectual Property Contract or is otherwise material, to the extent such suit or claim could reasonably be expected to adversely affect the rights of the Company or any of its Subsidiaries in such Company Intellectual Property, including any suit concerning a claim or position that such Company Intellectual Property has been violated or is invalid, unenforceable, unpatentable, unregisterable, cancelable, not owned or not owned exclusively by the party that has purported to granted rights to Company or any of its Subsidiaries in connection with such Company Intellectual Property.

          (b) The Company and its Subsidiaries have timely made all filings and payments with the appropriate foreign and domestic agencies required to maintain in subsistence all Registered Company Intellectual Property that is owned by such Persons (excepting any Company Intellectual Property that has been intentionally and voluntarily permitted to expire or become abandoned pursuant to business decisions made in the ordinary course). Except as set forth on
Schedule 4.14, and except for filings and payments referred to in any communication from a governmental agency that is not yet received by the Company or any of its Subsidiaries, as applicable, as of Closing (where the Company or the applicable Subsidiary is not aware of the need to make such filings and payments, using reasonably diligent efforts, absent such communication), there are no due dates for filings or payments concerning the Registered Company Intellectual Property owned by the Company or any of its Subsidiaries (including without limitation office action responses, affidavits of use, affidavits of continuing use, renewals, requests for extension of time, maintenance fees, application fees and foreign convention priority filings) falling due within 90 days of the Closing Date, except where such due dates are extendable beyond such 90 day period without material adverse consequence to the Company or any of its Subsidiaries. To the Knowledge of the Company, all documentation necessary to confirm and effect the Company's and the Subsidiaries' ownership of such owned Company Intellectual Property, if acquired from other Persons, has been or will be recorded prior to Closing in the United States Patent and Trademark Office, the United States Copyright Office and other official offices.

          (c) The IT systems used in connection with the business of the Company and its Subsidiaries are capable of allowing them to conduct the business as it is currently conducted without any problems relating to the Euro currency.

          (d) The Company and its Subsidiaries comply in all material respects with all applicable requirements relating to their websites, including without limitation privacy and distance selling regulations.

          Section 4.15 CONTRACTS. (a) Schedule 4.15(a) lists all Contracts to which the Company or any of its Subsidiaries is a party or by which the assets or properties of the Company or any of its Subsidiaries are bound that imposed in the 2001 calendar year aggregate obligations on, or generated aggregate revenues for, the Company and its Subsidiaries of more than $500,000, or during 2002 or 2003 are expected to create such obligations or generate revenues of more than $500,000 or that impose any material restrictions on the operations or the business of the Company or any of its Subsidiaries. Other than such Contracts as are listed in Schedule 4.15(a) or any other Schedule hereto, neither the Company nor any of its Subsidiaries is a party to any material Contract that contains any material obligations of or restrictions applicable to the Company or any of its Subsidiaries, other than the payment of monies, and the delivery of goods and services with a value in excess of $500,000. For the avoidance of doubt, purchase orders are not required to be listed on Schedule
4.15 if they are in the standard forms made available for review by the Company to the Buyer during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or were otherwise furnished.

          (b)     Complete and correct copies of all Contracts listed on
Schedule 4.15(a) have been made available to the Buyer during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or were otherwise furnished. Except as set forth on Schedule 4.15(b), (i) each such Contract is a valid and binding obligation of the Company or a Subsidiary of the Company, enforceable in accordance with its terms except as its enforceability may be limited by bankruptcy, insolvency, moratorium or other laws relating to or affecting creditors' rights generally, and the exercise of judicial discretion in accordance with general equitable principles, and are in full force and effect, and (ii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party to any of such Contracts is (with or without the lapse of time or the giving of written notice, or both, but without giving effect to the transactions contemplated by this Agreement) in material violation thereof or in material default thereunder and no event has occurred that could reasonably be expected to give rise to such violation or breach.

          Section 4.16 LABOR MATTERS. (a) Except as set forth on Schedule 4.16(a), neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with any works counsel or other representative body of employees, labor union or labor organization and no labor organization or group of employees of either the Company or any of its Subsidiaries has made a pending demand for recognition or certification to the Company or any of its Subsidiaries and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board, the National Mediation Board or any other applicable or relevant labor relations tribunal or authority. Except as set forth on Schedule 4.16(a), there are no material unfair labor practices, arbitrations, grievances, complaints or employment discrimination charges or labor arbitration proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries. There has been no labor strike, work stoppage, lockout or other concerted labor action pending or affecting either the Company or any of its Subsidiaries during the last 24 months. Except as set forth on Schedule 4.16(a), there are no complaints, charges, or claims against the Company or any of its Subsidiaries pending, or to the Knowledge of the Company, threatened in writing to be brought or filed, with any authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company or any of its Subsidiaries. Except as set forth on Schedule 4.16(a), the Company and its Subsidiaries have been in material compliance with, and no claim is pending against the Company or any of its Subsidiaries alleging violation of, any Laws relating to wages, hours, employment standards, collective bargaining, labor relations, discrimination, civil rights, human rights, safety and health, workers' compensation and the collection and payment of withholding and/or Social Security taxes and similar taxes. No claim has been asserted in writing against the Company or any of its Subsidiaries alleging a violation of the WARN Act or similar U.S. state or local law. No event will occur prior to the Closing Date that will constitute a "mass layoff" or "plant closing" or result in any liability against the Company or any of its Subsidiaries under the WARN Act or similar U.S. state or local law. The Company has made available to the Buyer during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or have otherwise furnished, correct and complete copies of all written, and descriptions of, all binding oral employment, termination and severance agreements, consulting agreements, contracts, arrangements and understandings, including, but not limited to, compensation and loan arrangements to employees of the Company or any of its Subsidiaries, all of which agreements are listed on Schedule 4.16(a) and no such agreements limit the ability of the Company or any of its Subsidiaries to discharge any employee with the giving of reasonable notice in accordance with applicable Law.

          (b) Except as set forth on Schedule 4.16(b), since June 1, 2002, no officer or management level employee of the Company or any of its Subsidiaries has given or received written notice to terminate his or her employment.

          (c) There are no training schemes, arrangements or proposals, whether past or present, in respect of which a levy may henceforth become payable by the Company or any of its

Subsidiaries and pending Closing no such schemes, arrangements or proposals will be established or undertaken.

          (d) Except for the transactions contemplated by this Agreement, none of the Company nor any of its Subsidiaries have entered into any agreement and no event has occurred which may involve the Company or any of its Subsidiaries in the future acquiring any undertaking or part of one such that the Transfer Regulations may apply thereto.

          (e) The Sellers and the Company and its Subsidiaries have complied with all obligations that have matured prior to the date of this Agreement to inform and consult with trade unions and other representatives of workers (including but not limited to work councils) and to send notices to relevant state officials.

          (f) The Company and its Subsidiaries have maintained adequate and suitable records regarding the service of its directors, officers and employees and such records comply with requirements of data protection legislation regarding the processing and storage of personal data on individuals.

          (g) Other than the amounts set forth in Section 2.6(b) to be paid at Closing by each of Richard E. Borghi, Robert L. Fisher and Roger T. Morgan, no employee of the Company or any of its Subsidiaries owes any amount to the Company or any of its Subsidiaries, other than for ordinary course of business expenses not exceeding $45,000 in the aggregate for all such employees.

          (h) The Buyer acknowledges and agrees that this Section 4.16 contains the sole and exclusive representations and warranties of the Company and the Subsidiaries with respect to any labor matters (other than employee benefit matters addressed in Section 4.12).

          Section 4.17 REAL PROPERTY. (a) Schedule 4.17(a) lists all real property owned by the Company and its Subsidiaries (the "OWNED REAL PROPERTY"). Except as set forth on Schedule 4.17(a), the Company and its Subsidiaries are the absolute beneficial owners of the Owned Real Property and have good, valid and indefeasible title in fee simple to the Owned Real Property, free and clear of all Liens, except Permitted Liens and except for matters disclosed in any title insurance policy of the Company or any of its Subsidiaries (true, correct and complete copies of which have been made available for review by the Company to Buyer during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or was otherwise furnished). The Company has previously made available to the Buyer, during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or has otherwise furnished, true and correct copies of all title insurance policies, reports and commitments relating to the Owned Real Property, together with all surveys, plans, and specifications relating thereto, in the possession of the Company and its Subsidiaries.

          (b) Except as set forth on Schedule 4.17(b): (i) neither the Company nor any of its Subsidiaries has sold, transferred, conveyed, mortgaged, deeded in trust, leased or subleased or encumbered any interest in any Owned Real Property since January 1, 2000, and there are no purchase options or rights of first refusal to purchase all or any portion of any Owned Real Property or interests therein; (ii) the Company and its Subsidiaries have obtained all Governmental Authorizations in connection with the operation of any Owned Real Property, that if they were not obtained, could reasonably be expected to have a Material Adverse Effect, except as set forth on Schedule 4.9 or Schedule 4.10;
(iii) there are no management or other
agreements respecting any Owned Real Property; (iv) the Company and its Subsidiaries have not received any written notice, demand or request from any insurance company, board of fire underwriters (or organizations exercising functions similar thereto) or any Governmental Entity requiring the performance of any work or alteration in respect to any Owned Real Property that has not been performed and satisfactorily completed prior to the date hereof; (v) there are no pending or, to the Knowledge of the Company, contemplated eminent domain, compulsory acquisition, expropriation or condemnation proceedings, or other governmental or quasi-governmental takings of any of the Owned Real Property;
(vi) there are no actions, suits or proceedings pending or, to the Knowledge of the Company, threatened to be made against or asserted against the Company or any of its Subsidiaries affecting any Owned Real Property, except as set forth on Schedule 4.8 or Schedule 4.10; (vii) there are no public improvements which have been ordered to be made, and there are no specific, general or other assessments pending, or, to the Knowledge of the Company, threatened against any Owned Real Property; and (viii) to the Knowledge of the Company, the present use by the Company and its Subsidiaries of all Owned Real Property complies with all zoning, building, land use and other Laws applicable to or affecting in any way such Owned Real Property.

          (c) Schedule 4.17(a) and Schedule 4.17(c) list all real property leased by the Company and its Subsidiaries (the "LEASED REAL PROPERTY"). Except as set forth on Schedule 4.17(c), each Leased Real Property is possessed and quietly occupied by the Company and/or any of its Subsidiaries pursuant to a written lease or sublease (each a "REAL PROPERTY LEASE"). Schedule 4.17(a) and
Schedule 4.17(c) contain a complete list of each Real Property Lease, including any material amendments, modifications or supplements thereto, to which the Company or a Subsidiary of the Company is a party. Except as set forth on the corresponding subsection of Schedule 4.17(c): (i) the Company or a Subsidiary of the Company has good and valid title to the leasehold estate conveyed under each Real Property Lease, free and clear of all Liens, except Permitted Liens and except for matters disclosed in any title insurance policy of the Company or any of its Subsidiaries (correct and complete copies of which have been made available for review by the Company to Buyer, during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or was otherwise furnished); (ii) each Real Property Lease is in full force and effect and is legal, valid, binding, and enforceable in accordance with its terms against the Company or a Subsidiary of the Company and, to the Knowledge of the Company, against the other party or parties thereto; (iii) neither the Company nor any of its Subsidiaries is in default under any Real Property Lease which could reasonably be expected to have a Material Adverse Effect, and no event has occurred which, with or without written notice, lapse of time or both, would constitute a default which could reasonably be expected to have a Material Adverse Effect or permit the termination or cancellation thereof or the acceleration of the term thereof; (iv) the consummation of the transactions contemplated by this Agreement will not constitute a default or give rise to a right of termination, cancellation, modification or acceleration of any right under any Real Property Lease; (v) the Company and its Subsidiaries have obtained all material consents, approvals and Governmental Authorizations and all material consents and approvals of all other Persons required to be obtained by the Company or the relevant Subsidiary in connection with the operation of each Leased Real Property, and no further such material consents, approvals, or Governmental Authorizations will be required for or as a result of the consummation of the transactions contemplated by this Agreement; (vi) neither the Company nor any of its Subsidiaries nor any of the Sellers has received any written notice, demand or request from any insurance company, board of fire underwriters (or organizations

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exercising functions similar thereto) or any Governmental Entity or any other
Person requesting the performance of any work or alteration in respect to any Leased Real Property that has not been performed and satisfactorily completed prior to the date hereof; (vii) except as set forth in any mortgagee title insurance policies issued at the Closing to any Person providing financing to Buyer in connection with the Transaction, to the Knowledge of the Company, the present use by the Company or any of its Subsidiaries of each Leased Real Property complies with all zoning, building, land use and other Laws applicable to or affecting in any way such Leased Real Property and (viii) neither the Company nor any of its Subsidiaries is liable for the payment and performance of the obligations of any Person to whom the Company or any Subsidiary assigned the interest of the Company or such Subsidiary, as tenant or subtenant, under any lease or sublease of real property.

          (d) The Company and/or a Subsidiary has under its control all title deeds and documents necessary to prove their title to, or leasehold interest in, all Owned Real Property and the Leased Real Property outside of the United States and the same are original documents or properly examined abstracts. The title documents for all Leased Real Property outside of the United States include all necessary consents for the grant and assignment of the Real Property Lease, satisfactory details of all reversioners' titles, memoranda of rent increases, where appropriate, and all reversioners' consents required under such Real Property Lease. Where any of the Owned Real Property or Leased Real Property outside of the United States is subject to leases, underleases, agreements or licenses, the title documents include all necessary consents in connection therewith and evidence of registration of the grant of the same where appropriate.

          Section 4.18  PERSONAL PROPERTY.

          (a) Schedule 4.18(a) sets forth, in all material respects, all interests owned or claimed by the Company and its Subsidiaries (including, without limitation, options, but excluding interests owned by SportRack Accessories, Inc. and its Subsidiaries prior to July 2, 1997) in or to the plant, machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, any related capitalized items or assets and other tangible property which are treated by the Company or a Subsidiary of the Company as depreciable or amortizable property (collectively, the "TANGIBLE PROPERTY").

          (b) Except as set forth on Schedule 4.18(b), the Company or a Subsidiary of the Company has (i) good title to, or a valid lease, license or right to use the Tangible Property, free and clear of all Liens, except for Permitted Liens and (ii) good and valid leasehold interests in all Tangible Property leased by the Company and its Subsidiaries.

          (c) All contracts and other agreements or instruments pursuant to which the Company and its Subsidiaries may hold or use any interest owned or claimed by the Company and its Subsidiaries (including, without limitation, options) in or to the material Tangible Property are in full force and effect and, with respect to the performance of the Company and its Subsidiaries, there is no material default or event of default (or event which, with written notice or lapse of time or both, would constitute a default).

          (d) The Tangible Property of the Company and its Subsidiaries is in good operating condition and repair and usable in the ordinary course of the business (except for ordinary wear and tear), has been maintained in a reasonably prudent manner in the ordinary course of the business and is sufficient for the continued conduct of the Business of the Company and its Subsidiaries after the Closing Date in substantially the same manner as conducted during the 2001, 2002 and the portion of the 2003 calendar years prior to the Closing Date.

          (e) During the 2001, 2002 and the portion of the 2003 calendar years prior to the Closing Date, no facility of the Company and its Subsidiaries has had its operations suspended on an unscheduled basis for more than five (5) consecutive Business Days.

          (f) During the past two (2) years there has not been any material interruption of the operations of the Company and its Subsidiaries due to inadequate maintenance of the Tangible Property.

          Section 4.19 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth on Schedule 4.19, since December 31, 2002 (a) the Business has been conducted only in the ordinary course consistent with past practice, (b) there have been no facts, changes, conditions, circumstances or occurrences or nonoccurrences of any events that, have had, or are reasonably likely to have, individually or in combination with other such facts, changes, conditions, circumstances or occurrences or nonoccurrences, a Material Adverse Effect and
(c) no action that would have been prohibited by Sections 6.1(a), (d), (e), (f),
(g), (j), (k), (l), (n) and (s) has been taken or proposed.

          Section 4.20 BOOKS OF ACCOUNT. The books of account of the Company and its Subsidiaries, all of which have been made available to the Buyer, during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or was otherwise furnished, are complete and correct in all material respects. The minute books of the Company and its Subsidiaries contain complete and correct records of all meetings held of, and corporate action taken by, the members, the Board of Managers, stockholders, the Board of Directors, and committees of the Board of Managers or the Board of Directors of the Company and its Subsidiaries, and no meeting of any such members, the Board of Managers, stockholders, the Board of Directors or committees of the Board of Managers or the Board of Directors has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing Date, all of those books and records will be in the possession of the Company or one of its Subsidiaries. The ledgers of equity interests or share certificate books, registers of shareholders or registers of members, registers of transfers and registers of directors of the Company and its Subsidiaries are complete and correct in all material respects.

          Section 4.21 TRANSACTIONS WITH RELATED PERSONS. Except as set forth on the corresponding subsection of Schedule 4.21:

          (a) No agreement or transaction between the Company or any of its Subsidiaries and (i) any director, officer, holder of equity interests in the Company or affiliate of the Company or any of its Subsidiaries, or (ii) any relative or spouse of any such director, officer, equity holder or Affiliate (such persons in (i) and (ii) being referred to herein as a "RELATED PARTY" or collectively as the "RELATED PARTIES") exists or has been entered into in the last twelve (12) months;

          (b) To the Knowledge of the Company, no Related Party is a director or officer of, or has any direct or indirect interest in (other than the ownership of not more than 5% of the publicly traded shares of), any Person which is a supplier, vendor, landlord, sales agent or competitor of the Company or any of its Subsidiaries;

          (c) To the Knowledge of the Company, no Related Party owns or has any interest in, directly or indirectly, in whole or in part, any tangible or intangible property used in the conduct of the business of the Company or any of its Subsidiaries;

          (d) Except as set forth in this Agreement and any of the Principal Documents and assuming the Transaction occurs at Closing as set forth herein, after the Closing, no Related Party will have any obligation (monetary or otherwise) to the Company or any of its Subsidiaries, nor will the Company or any of its Subsidiaries have any obligation (monetary or otherwise) to any Related Party for any activity, agreement or transaction occurring on or prior to the Closing, other than for intercompany transactions among the Company and its Subsidiaries;

          (e) Neither the Company nor any of its Subsidiaries has directly or indirectly, guaranteed or assumed any indebtedness for borrowed money or otherwise for the benefit of any Related Party since January 1, 2002;

          (f) Except for any amounts being repaid pursuant to Section 2.6(b) on the Closing Date and intercompany transactions among the Company and its Subsidiaries, neither the Company nor any of its Subsidiaries has made any loans, payments or transfers of the Company's assets to any Related Party during the last twelve (12) months, excluding ordinary course employee compensation reimbursements of customary travel, moving and other similar expenses.

          (g) As of the Closing Date, except as contemplated by the Principal Documents, after giving effect to the Transaction, the Company and its Subsidiaries will not be required to make any payment to or perform any services for the Sellers or any Related Party for any activity, agreement or transaction occurring on or prior to the Closing except as set forth on Schedule 4.21.

          Section 4.22 ACCOUNTS AND NOTES RECEIVABLE. All accounts and notes receivable from third parties reflected on the December 31, 2002 Audited Financial Statements and all accounts and notes receivable arising subsequent to December 31, 2002, have arisen in the ordinary course of business and represent valid obligations to the Company and its Subsidiaries, subject to customary allowances recorded on the books and records of the Company for bad debts in a manner consistent with past practice.

          Section 4.23 INDEBTEDNESS. Other than as specified on Schedule 4.23 or as expressly set forth in the December 31, 2002 Audited Financial Statements, neither the Company nor any of its Subsidiaries has any Indebtedness.

          Section 4.24 CAPITAL EXPENDITURES. Schedule 4.24 sets forth a complete and correct list, by dollar amount and type, of all capital expenditures of the Company and its Subsidiaries during each calendar month of the 2002 calendar year.

          Section 4.25 INSURANCE. (a) Schedule 4.25 lists each insurance policy to which the Company or any of its Subsidiaries has been a party, a named insured, or otherwise the beneficiary of coverage or with respect to which they make payments at any time with respect to claims that have occurred since January 1, 2000 ("POLICIES"). All such Policies are in full force and effect and, to the Knowledge of the Company, are insured by carriers that are solvent. There has been no material gap period with respect to the coverage provided under any Policies. All premiums with respect to each Policy covering all periods up to and including the date hereof have been paid to the extent due, no written notice of cancellation or termination has been received with respect to any such Policy and, to the Knowledge of the Company, no such Policy is void and, to the Knowledge of the Company, no basis exists for any such Policy to be voidable. Current and historical limits of liability under each Policy have not been exhausted or materially impaired. The aggregate annual premium during the 2002 calendar year for the directors and officers liability insurance policy covering directors and officers of the Company and its Subsidiaries for the 2002 calendar year was approximately $54,000.

          (b) Each insurable asset of the Company and its Subsidiaries has at all material times been and is at the date of this Agreement insured in an amount that the Company reasonably believes is adequate against each risk that the Company believes requires insurance. The Company reasonably believes that it and its Subsidiaries have at all material times been and are as of the date of this Agreement adequately insured against all risks customarily insured against by companies in the Company's industry and geographic regions.

          (c) No claim is outstanding under any of the Policies and, to the Knowledge of the Company, no event has occurred which gives rise to a claim under any of the Policies. The Company has not received any written notice of any unscheduled increase in the premium payable under any of the Policies.

          Section 4.26 SUPPLIERS. Schedule 4.26 sets forth a complete and correct list of the ten (10) suppliers that accounted for the largest dollar volume of purchases by each of the Company and its Subsidiaries taken as a whole, Brink International BV and its Subsidiaries taken as a whole and SportRack, LLC and its Subsidiaries taken as a whole during each of the 2001 and 2002 calendar years (the "MATERIAL SUPPLIERS"). No Material Supplier has canceled or otherwise terminated, or threatened in writing to cancel or otherwise terminate, its relationship with the Company or any of its Subsidiaries during the twelve months immediately preceding the date hereof or has during the last twelve months materially decreased, or threatened in writing to materially decrease or materially limit, its services, supplies or materials to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any written notice since January 1, 2002 that any Material Supplier intends to cancel or otherwise materially and adversely modify its commercial relationship with the Company or any of its Subsidiaries or to materially decrease or materially limit its provision of services, supplies or materials to the Company or any of its Subsidiaries.

          Section 4.27  CUSTOMERS.

          (a) Schedule 4.27(a) sets forth a complete and correct list of the ten (10) customers (the "MATERIAL CUSTOMERS") of each of the Company and its Subsidiaries taken as a whole, Brink International BV and its Subsidiaries taken as a whole and SportRack, LLC and its

Subsidiaries taken as a whole for each of the 2001 and 2002 calendar years accounting for the highest revenues in comparison with the other customers of such entities. The Material Customers collectively accounted for the percentages of the revenues of the Company and its Subsidiaries on a consolidated basis during each such calendar year, respectively, set forth on Schedule 4.27(a), together with the dollar amount of sales made to each customer for each such calendar year.

          (b) Except as set forth on Schedule 4.27(b), no Material Customer has canceled or otherwise terminated, or threatened in writing to cancel or otherwise terminate or materially modify, its commercial relationship or any purchase program with the Company or any of its Subsidiaries during the twelve months immediately preceding the date hereof or has during the last twelve months materially decreased, or threatened in writing to materially decrease or materially limit, its purchases from the Company or any of its Subsidiaries.

          Section 4.28 INVENTORIES. Except as set forth on Schedule 4.28, the inventories of the Company and its Subsidiaries with respect to the Business include no items which are obsolete, of below standard quality or of a quality or quantity not usable or salable in the normal course of business of the Business for which adequate reserves have not been made and recorded on the books and records of the Company.

          Section 4.29 PRODUCT WARRANTY. Except for the G3.0 Model Recall and as set forth on Schedule 4.19, each product manufactured, sold, or delivered in connection with the operation of the business of the Company and its Subsidiaries conforms in all material respects with all applicable Contracts and all express and implied warranties and the Company and its Subsidiaries have no liability for replacement or repair thereof or other damages in connection therewith. Except for the G3.0 Model Recall and as set forth on Schedule 4.19, in the aggregate, the products manufactured, sold or distributed by the Company or any of its Subsidiaries in connection with the Business are free from all defects in workmanship and materials, and conform in all respects with standards for products of that type, except such as could not reasonably be expected to have a Material Adverse Effect.

          Section 4.30 PRODUCT LIABILITY. (a) Except for the G3.0 Model Recall and except as set forth on Schedule 4.30(a) and Schedule 4.30(b), neither the Company nor any of its Subsidiaries has any material liability arising from any claims related to the manufacture, design or sale of the products of the Company or any of its Subsidiaries, including, but not limited to, claims of professional negligence, manufacturing negligence or improper workmanship, or claims in whole or in part premised upon product liability.

          (b)     Except for the G3.0 Model Recall and except as set forth on
Schedule 4.30(a) and Schedule 4.30(b), neither the Company nor any of its Subsidiaries has any material liability (and, to the Knowledge of the Company, there is no reasonable basis for any assertion of liability that could result in a material liability) arising from any recall or proposed recall of any products manufactured, sold, distributed or supplied by the Company or any of its Subsidiaries. To the Knowledge of the Company, except for the G3.0 Model Recall, there is no reasonable basis for any product manufactured, distributed or sold by the Company or any of its Subsidiaries to be the subject of any product recall which could reasonably be expected to have a Material Adverse Effect.

          (c) Except as set forth on Schedule 4.30(c), neither the Company nor any of its Subsidiaries manufactures, sells or supplies in the United States or Canada the product that is the subject of the G3.0 Model Recall or the same product sold, marketed or distributed under a different name or brand.

          (d) No Governmental Entity has requested that any of the products manufactured, sold, designed or distributed by the Company or any of its Subsidiaries be removed from the market, that substantial new product testing be undertaken as a condition to the continued manufacturing, selling or distribution of any such product or that such product be modified.

          (e) The Company has made available to Buyer during the course of Buyer's due diligence visit at the Company's and its Subsidiaries' facilities or was otherwise furnished a complete and correct set of all written studies, correspondence, reports or other materials relating to any recall or proposed recall of any product manufactured or distributed by the Company or any of its Subsidiaries since January 1, 2001.

          Section 4.31  HEDGING AGREEMENTS. Except as set forth on
Schedule 4.31, neither the Company nor any of its Subsidiaries has entered into any Hedging Agreement.

          Section 4.32 COMPETITION ACT. Neither the aggregate value of the assets in Canada of the Company and the corporations controlled by the Company, nor the annual gross revenues from sales in or from Canada generated from those assets, exceed, in each case, CDN $35,000,000, all as determined in accordance with the Competition Act (Canada) and the Notifiable Transaction Regulations promulgated thereunder.

          Section 4.33 FRENCH FACILITIES. Attached to Schedule 4.33 are complete and correct copies of all agreements and instruments, together with all schedules and exhibits thereto, governing the French Facility Disposition, the French Facility Building Sale/Leaseback Transaction and the French Facility Equipment Sale/Leaseback Transaction. Schedule 4.33 sets forth a correct, complete and detailed account of the Net Disposition Proceeds from the French Facility Disposition, the Net Equipment Sale/Leaseback Proceeds from the French Facility Equipment Sale/Leaseback Transaction and the Net Building Sale/Leaseback Proceeds from the French Facility Building Sale/Leaseback Transaction.

          Section 4.34 NO ADDITIONAL REPRESENTATIONS. NONE OF THE SELLERS OR THE COMPANY IS MAKING ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER WITH RESPECT TO THE SELLERS, THE COMPANY OR ANY OF ITS SUBSIDIARIES, INCLUDING ANY OF THE ASSETS, PROPERTIES OR RIGHTS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, AND EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE CONDITION OF THE ASSETS, PROPERTIES AND RIGHTS OF THE COMPANY AND ITS SUBSIDIARIES, SHALL BE "AS IS", "WHERE IS" AND "WITH ALL FAULTS."

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                                   ARTICLE IVA

                         REPRESENTATIONS AND WARRANTIES
                                  OF THE BUYER

          The Buyer represents to the Sellers, effective as of the Closing, as follows, subject in each case to the completion of the Transaction:

          Section 4A.1. DUE AUTHORIZATION/NO CONFLICT. The issuance by the Promissory Note Obligors of the Promissory Notes to the Sellers, the issuance of the New Units and New Options by the Buyer to the Rollover Sellers and the issuance of the Promissory Notes and Contingent Payment Notes, if any, to the Sellers (a) will be duly and validly authorized by all necessary action of such Person, including any action by the Board of Managers or members of the Buyer and all necessary action on the part of the Promissory Note Obligors, including any action by the board of directors, equityholders or other equivalent governing body of the Promissory Note Obligors and (b) will not (i) result in any breach of any provision of the Promissory Notes Obligors' or the Buyer's Organizational Documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) or give rise to any termination, modification, requirement to make additional payments, cancellation, vesting, payment, exercise, or acceleration of any payment or right, suspension or revocation under the terms, conditions or privileges of, any agreement, indenture or instrument to which the Buyer or any of the Promissory Note Obligors is a party, including, without limitation, the Financing Documents or (iii) result in a violation of any Law applicable to the Buyer, any Promissory Note Obligor or their respective properties or assets.

          Section 4A.2. CONSENTS. None of the Buyer nor any of the Promissory Note Obligors will be required to obtain any consent, authorization or order of, or make any filing or registration with, any court, Governmental Entity or other Person in order to issue the Promissory Notes to the Sellers, the New Units or New Options to the Rollover Sellers or to issue the Contingent Payment Notes (if any) to the Sellers, as applicable, that will not have been received at or prior to Closing or, in the case of the Contingent Payment Notes (if any), prior to the issuance of such Contingent Payment Notes.

          Section 4A.3. VALID ISSUANCE. When paid for in accordance with the terms of this Agreement, the New Units and New Options shall be validly issued, fully paid and nonassessable, free of any Liens other than Liens imposed under state and federal securities Laws and under the Buyer's Organizational Documents. When issued in accordance with the terms of this Agreement, the Promissory Notes and any Contingent Payment Notes shall be validly issued, free of any Liens other than Liens imposed under state and federal securities Laws and other than as provided in such Promissory Notes or Contingent Payment Notes, as the case may be.

          Section 4A.4. OFFERING. Assuming the accuracy of the Sellers' representations and warranties set forth in Article IIIA, the offer, sale and issuance of the Promissory Notes by the Promissory Note Obligors, and the New Units and New Options by the Buyer, any Contingent Payment Notes issued by the Promissory Note Obligors and the right to receive any portion of the Contingent Payment Amount in conformity with the terms of this Agreement will be exempt from the registration requirements of the Securities Act or, except for the issuance of

Promissory Note and Contingent Payment Notes to a Netherlands Domiciliary, any similar requirement under any foreign securities Law applicable to the Sellers.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                                  OF THE BUYER

          The Buyer hereby represents and warrants to the Sellers as follows:

          Section 5.1 ORGANIZATION. The Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of its jurisdiction of formation and has the power and authority and all necessary Governmental Authorizations to own, lease and operate its properties and to carry on its business as it is now being conducted. Holdings BV is a wholly-owned Subsidiary of AASA. Before giving effect to the Transaction, the Buyer has no Subsidiaries other than Holdings BV and AASA. SportRack and Valley are the only issuers of Indebtedness under the Convertible Bridge Promissory
Note issued to CHP IV or one or more of its Affiliates on the date hereof to finance, in part, the Transaction (the "CHP IV BRIDGE NOTE") and the Buyer, AASA, the Company, AAS Capital and Valtek, LLC (collectively, the "CHP IV BRIDGE NOTE GUARANTORS") are the only guarantors of the CHP IV Bridge Note on the date hereof.

          Section 5.2 AUTHORIZATION AND VALIDITY OF AGREEMENT. Each of the Buyer, Holdings BV and AAS Acquisitions, a Delaware limited liability company, a direct wholly-owned subsidiary of the Buyer and the direct parent of Holdings BV ("AASA") has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and all other agreements contemplated hereunder (collectively, the "PRINCIPAL DOCUMENTS") and to consummate the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof. The Buyer's Board of Managers has duly authorized the execution, delivery and performance of the Principal Documents by the Buyer (or has caused the relevant Subsidiary of the Buyer that is an obligor under any Principal Documents to authorize the execution, delivery and performance of such Principal Document), and no other limited liability company proceedings on the part of the Buyer or any of its Subsidiaries are necessary to authorize the Principal Documents or the transactions contemplated hereby. The Principal Documents have been duly executed and delivered by the Buyer (or the applicable Subsidiary of the Buyer that is obligated under such Principal Document) and, constitute the legal, valid and binding obligation of the Buyer or the applicable Subsidiary of the Buyer that is obligated under such Principal Document, enforceable against it in accordance with their terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity. The governing bodies of each of the Buyer, AASA and Holdings BV have duly authorized all actions required on the part of such Persons under this Agreement and the Principal Documents and no other proceedings on the part of such Persons are necessary to authorize the actions required by such Persons under this Agreement or the Principal Documents.

          Section 5.3   CONSENTS AND APPROVALS.

          (a) Neither the execution and delivery of this Agreement by the Buyer nor the performance by the Buyer, AASA or Holdings BV of their respective obligations in this Agreement will require on the part of the Buyer, AASA or Holdings BV any Governmental Authorization from, approval of, filing with or notification to, any Governmental Entity, except (a) for any applicable filings required under the HSR Act or required pursuant to any other non-U.S. antitrust and competition law statutes, regulations and treaties as described on Schedule 5.3, (b) any applicable notification pursuant to the Investment Canada Act as described on Schedule 5.3, (c) as set forth on Schedule 5.3 or (d) where the failure to obtain such Governmental Authorization, or to make such filing or notification, would not have a material adverse effect on the Buyer, AASA or Holdings BV or prevent the performance by the Buyer, AASA or Holdings BV of their respective obligations hereunder.

          (b) Neither the execution and delivery of any Principal Document by any of the Buyer or any of its Subsidiaries that is a party to such Principal Document nor the performance by the Buyer or any of its Subsidiaries that is a party to any such Principal Document will require on the part of the Buyer or any such Subsidiary any Governmental Authorization from, approval of, filing with or notification to, any Governmental Entity, except (a) as set forth on
Schedule 5.3 or (b) where the failure to obtain such Governmental Authorization, or to make such filing or notification, would not have a material adverse effect on the Buyer or any of its Subsidiaries or prevent the performance by the Buyer or any of its Subsidiaries of their respective obligations under any Principal Document.

          Section 5.4   NO CONFLICT OR VIOLATION.

          (a) Neither the execution and delivery of this Agreement by the Buyer, nor the performance by the Buyer, AASA or Holdings BV of their respective obligations in this Agreement will (a) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, vesting, payment, exercise, acceleration, suspension or revocation) under, any of the terms, conditions or provisions of any agreement, instrument or obligation to which the Buyer, AASA or Holdings BV is a party or by which the Buyer, AASA, Holdings BV, or any of their respective properties or assets may be bound, or (b) violate any Law applicable to the Buyer, AASA, Holdings BV or any of their respective properties or assets.

          (b) Neither the execution and delivery of any Principal Document to which any of the Buyer or any of its Subsidiaries is party, nor the performance by the Buyer or any of its Subsidiaries of their respective obligations under any Principal Document to which it is a party will (a) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, vesting, payment, exercise, acceleration, suspension or revocation) under, any of the terms, conditions or provisions of any agreement, instrument or obligation to which the Buyer or any of its Subsidiaries is a party or by which the Buyer or any of its Subsidiaries, or any of their respective properties or assets may be bound, or (b) violate any Law applicable to the Buyer or any of its Subsidiaries or any of their respective properties or assets.

          Section 5.5 LITIGATION. There is no suit, action, proceeding or investigation or any outstanding injunctions, judgments, orders or decrees (whether at law or equity, before or by any federal, state or foreign commission, court, tribunal, board, agency or instrumentality, or before any arbitrator) pending or, to the Knowledge of the Buyer, threatened, against the Buyer, AASA or Holdings BV, the outcome of which would be reasonably likely to in any material respect impair the Buyer's, AASA's or CHAAS Holding's ability to perform their respective obligations hereunder or under any Principal Document.

          Section 5.6   BROKERS AND FINDERS. Except as set forth on
Schedule 5.6, in connection with this Agreement or the transactions contemplated hereby, no broker, finder, investment bank or financial advisor has acted for the Buyer, AASA or Holdings BV, and none of the Buyer, AASA or Holdings BV has incurred any obligation to pay a brokerage, finder's or other fee or commission to any Person.

          Section 5.7 INVESTMENT REPRESENTATION. The Buyer acknowledges on its own behalf and on behalf of Holdings BV (solely with respect to the Brink Securities and the Brink Receivable) that none of the Brink Securities, the Brink Receivable, the Purchased Company Securities or Rollover Securities is registered under the securities laws of any jurisdiction and that it or Holdings BV, as applicable, is acquiring the Brink Securities, the Brink Receivable, the Purchased Company Securities and the Rollover Securities for its own account, not as a nominee or agent, for investment, and not with a view to the distribution thereof. The Buyer and Holdings BV are sophisticated investors with knowledge and experience in financial and business matters, are capable of evaluating the risks and merits of the purchase of the Brink Securities, the Brink Receivable, the Purchased Company Securities and the Rollover Securities, and have the capacity to protect their own interests. The Buyer acknowledges (on its own behalf and on behalf of Holdings BV) that the Company and the Subsidiaries have given the Buyer and Holdings BV the opportunity to ask questions of the officers and management employees of the Company and its Subsidiaries, to obtain additional information about the business and financial condition of the Company and its Subsidiaries, and access to the facilities, books and records relating to the Company's business in order to evaluate the purchase contemplated hereby.

          Section 5.8 RESALE RESTRICTIONS. The Buyer acknowledges on its own behalf and on behalf of AASA and Holdings BV (solely with respect to the Brink Securities and the Brink Receivable) that (a) the Brink Securities, the Brink Receivable, the Purchased Company Securities and the Rollover Securities have not been, and will not be upon issuance, registered or qualified under any securities Laws, by reason of their transfer in a transaction exempt from the registration or qualification requirements of such Laws, and (b) the Brink Securities, the Brink Receivable, the Purchased Company Securities and the Rollover Securities must be held indefinitely unless a subsequent disposition thereof is registered or qualified under all applicable securities Laws or is exempt from such registration or qualification.

          Section 5.9 NO ADDITIONAL REPRESENTATIONS. THE BUYER IS NOT MAKING ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER WITH RESPECT TO ITSELF OR ANY OF ITS SUBSIDIARIES, INCLUDING ANY OF THE ASSETS, PROPERTIES OR RIGHTS OF THE BUYER OR ANY OF ITS SUBSIDIARIES, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT.

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                                   ARTICLE VI

                            COVENANTS OF THE SELLERS

          Section 6.1 CONDUCT OF BUSINESS. From the date of this Agreement until the Closing Date, the Sellers agree that, except as otherwise contemplated by this Agreement, or as the Buyer shall otherwise consent:

          (a) ORDINARY COURSE. The business of the Company and its Subsidiaries shall be conducted in the ordinary course consistent with past practice and in such a manner between the date hereof and the Closing Date and use all commercially reasonable efforts to ensure that no act or event within the Company's or the Sellers' control shall occur during that period which would be reasonably expected to result in a failure of any condition to the Closing.

          (b) GOVERNING DOCUMENTS. The Company will not, and will not permit any Subsidiary to, amend in any material respect its certificate of formation, certificate of incorporation, operating agreement, articles, by-laws or other Organizational Documents.

          (c) ISSUANCE OF EQUITY INTERESTS. The Company will not, and will not permit any Subsidiary to (i) issue, transfer, sell, purchase, redeem, retire or dispose of, or authorize or agree to the issuance, transfer, sale, purchase, redemption, retiring or disposition of (whether through the issuance or granting of options, rights, warrants, or otherwise), any Units, shares of capital or loan stock or any equity interests of the Company or any of its Subsidiaries or any options, rights, warrants or other securities convertible into or exchangeable or exercisable for any such Units, shares of capital stock or equity interests of the Company or any of its Subsidiaries or (ii) amend any of the terms of any securities or agreements relating to such Units, capital or loan stock or equity interests outstanding on the date hereof; PROVIDED, HOWEVER, that the exercise of options and warrants shall be permitted only if the Company Securities received upon such exercise are to be sold to Buyer or exchanged by a current employee of the Company or one of its Subsidiaries for New Units or New Options at Closing pursuant to the terms of this Agreement.

          (d) NO BUSINESS ACQUISITIONS. The Company will not, and will not permit any Subsidiary to, acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in, a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association, limited liability company, joint venture or other business organization or division thereof or otherwise acquire or agree to acquire any assets that, individually or in the aggregate, would be material to the Company and its Subsidiaries taken as a whole.

          (e) NO ACQUISITIONS OR DISPOSITIONS OF ASSETS. The Company will not, and will not permit any Subsidiary to acquire or sell, lease, license, mortgage, encumber, subject to any Lien or otherwise dispose of or agree to sell, lease, license, mortgage, encumber, subject to any Lien or otherwise dispose of, any of the material assets or properties of the Company and its Subsidiaries or incur or agree to incur any liability, obligation or expense (actual or contingent) other than in the ordinary course of business, consistent with past practice, as set forth on Schedule 6.1(e).

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          (f)     MAINTENANCE OF PROPERTIES. The Company will, and will cause its Subsidiaries to, continue to maintain and repair all Owned Real Property, Leased Real Property and Tangible Property (in each case, subject to ordinary wear and tear) material to the operation of the Company and its Subsidiaries in a manner consistent in all material respects with past practice and in accordance with the requirements of all applicable Contracts.

          (g)     BENEFIT PLANS. Except as required by Law or as set forth on
Schedule 6.1(g), the Company will not, and will not permit any Subsidiary to, adopt, amend, (in any material respect) discontinue (in whole or in part) or terminate any Benefit Plan, defer making any payments due under any Benefit Plan (other than consistently with past practices and on a basis that will not have a material adverse effect on the Company or any of its Subsidiaries) or commit any material default under any such plan.

          (h) INDEBTEDNESS. Except as set forth on Schedule 6.1(h), the Company will not, and will not permit any Subsidiary to make any loans, advances or capital contributions to, or investments in, any other Person, other than (i) extensions of credit to officers and employees for customary travel, business or relocation expenses and (ii) intercompany Indebtedness.

          (i) CONTRACTS. The Company will not, and will not permit any Subsidiary to, enter into, modify, amend or terminate any material Contract (including, but not limited to, collective bargaining agreements and similar agreements) or agreement to which the Company or any Subsidiary of the Company is a party or waive, release or assign any material rights or claims thereunder except in the ordinary course of business consistent with past practice.

          (j) SALARIES. Except as set forth on Schedule 6.1(j), the Company will not, and will not permit any Subsidiary to, increase in any manner the aggregate compensation or fringe benefits (including, without limitation, commissions) of any officer, director, employee or independent contractor of the Company or any Subsidiary of the Company with aggregate annual compensation exceeding $100,000 or enter into or modify any employment, engagement, severance or similar contract with any such Person.

          (k) MERGER OR CONSOLIDATION. The Sellers will not permit the Company, or any Subsidiary of the Company, to (i) merge or consolidate with or into any other legal entity or dissolve or liquidate or otherwise reorganize or
(ii) adopt a plan of liquidation or approve resolutions providing for the liquidation, dissolution, merger, consolidation or other reorganization of the Company or any of its Subsidiaries.

          (l) ACCOUNTING METHODS. The Company will not, and will not permit any Subsidiary to, make any material change to its accounting methods, principles or practices, except as may be required by GAAP.

          (m) BUSINESS RELATIONSHIPS. The Company will use commercially reasonable efforts (i) to preserve substantially intact the present business organization of the Company and its Subsidiaries and (ii) to preserve the present relationships of the Company and its Subsidiaries with, customers and suppliers.

          (n) RELATED PARTY TRANSACTIONS. The Company will not, and will not permit any Subsidiary to, engage in any transactions with any Related Party, except under agreements or

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arrangements disclosed on Schedule 4.21, as contemplated hereby or in any related documents or otherwise to facilitate the completion of the Transaction as contemplated by this Agreement and that could not reasonably be expected to have a Material Adverse Effect.

          (o) DIVIDENDS. The Company will not, and will not permit any Subsidiary to (i) declare, set aside or pay any non-cash dividend or non-cash distributions of any kind to the members of the Company or (ii) declare, set aside or pay any cash dividend or distributions of any kind to the members of the Company in their capacity as such other than quarterly tax distributions from the Company to its members, in a manner consistent with past practice and in no event exceeding 44% of the net income of the Company attributable to such member for such quarter (subject to adjustments consistent with past practice).

          (p) REVALUATION. The Company will not, and will not permit any Subsidiary to, revalue any portion of its assets, properties or businesses including any write-down of the value of inventory or any write-off of notes or accounts receivable, except as required by GAAP or applicable Law.

          (q) WAIVER. The Company shall not, and shall not permit any Subsidiary to, waive or cancel any material debt or material right, claim or privilege with respect to any agreement set forth or required to be set forth on
Schedule 4.15, other than in the ordinary course of business consistent with past practice.

          (r) TAX ELECTION. The Company will not, and will not permit any Subsidiary to, make or change any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, file any amended Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment or take or omit to take any other action, if any such action or omission would be expected to have the effect of materially increasing the Tax liability of the Company or any Subsidiary of the Company.

          (s) HEDGING AGREEMENTS. The Company will not, and will not permit any Subsidiary to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Company and its Subsidiaries is exposed in the conduct of its business or the management of its liabilities.

          (t) INSURANCE. Except as set forth on Schedule 6.1(t), the Company and its Subsidiaries will continue each Policy or obtain replacements therefor with comparable levels of coverage, premiums and other terms and conditions and not intentionally do or omit to do anything which would make such a Policy void or voidable or would likely result in an increase not otherwise provided for in such Policy in the premium payable under such a Policy or materially prejudice the ability to effect equivalent insurance in the future.

          (u) LITIGATION. The Company will not, and will not permit any of its Subsidiaries to (i) start litigation or arbitration proceedings except in the ordinary course of business or (ii) compromise, settle, release, discharge or compound litigation or arbitration proceedings, in each case, or a liability, claim, action, demand or dispute, or waive a right in relation to litigation or arbitration proceedings other than (x) as may be required by the Company to comply with its obligation under any currently existing contractual arrangements and (y) litigation or arbitration proceedings that are settled or compromised for aggregate payments that do not exceed $50,000; PROVIDED, that in no event shall the Company or any of its Subsidiaries compromise, settle, release, discharge or compound any litigation or arbitration proceeding to the extent that the business of the Company or any of its Subsidiaries would be materially restricted as a consequence thereof; PROVIDED, FURTHER, that, notwithstanding anything in this Section 6.1(u) to the contrary, the Company may settle the Gibbs Litigation subject to the satisfaction of the requirements set forth in Section 8.10(b).

          (v) GENERALLY. The Company will not, and will not permit any of its Subsidiaries to, authorize, commit or agree to take, any of the foregoing actions.

          Section 6.2 COMPANY INDEBTEDNESS. On or prior to the Closing Date, the Company shall, subject to the consummation of the transactions contemplated by the definitive senior and senior subordinated financing agreements being entered into at Closing to fund a portion of the Aggregate Consideration (collectively, the "FINANCING DOCUMENTS") hereunder, cause all amounts owing as of the Closing Date, without giving effect to the Brink Acquisition or the Ancillary Transactions, in respect of the Indebtedness of the Company and its Subsidiaries as set forth on Schedule 6.2 to be repaid in full, shall cause the termination, release and discharge of all related security interests, and shall deliver to Buyer and its lenders for filing any necessary UCC-3 termination statements, financing change statements, hypothecary discharges, discharges of mortgages and any other instruments, releases, agreements or documents as may be necessary or desirable to terminate, release or discharge such related security interests.

          Section 6.3 ACCESS. Until the Closing, the Sellers shall cause, upon reasonable advance notice from the Buyer, the Company and its Subsidiaries to:

          (a) make available for inspection by the Buyer and representatives of the Buyer (including lenders and equity investors), during normal business hours, corporate records, books of account, contracts and all other records and documents reasonably requested by any of them;

          (b) permit the Buyer and its representatives reasonable access to the properties of the Company and its Subsidiaries during normal business hours;

          (c) cause the respective directors, officers, employees, accountants, insurance agents, environmental engineers, consultants and auditors of the Company and its Subsidiaries to be available on reasonable notice during normal business hours to answer questions from the Buyer and its representatives; and

          (d) prior to Closing, the Buyer and its agents shall have access to conduct, at the Buyer's sole cost and expense, Phase I and II Environmental Site Assessments of each of the properties owned or operated by the Company and its Subsidiaries; PROVIDED, HOWEVER, that nothing in this Section 6.3(d) shall be deemed to modify Article X hereof.

          Section 6.4 MAINTENANCE OF RECORDS. From and after the Closing, the Buyer agrees (a) to hold all of the books and records of the Buyer and its Subsidiaries existing on the Closing Date and not to destroy or dispose of any thereof for a period of seven years from the

Closing Date or such longer time as may be required by Law, and thereafter, if it desires to destroy or dispose of such books and records, to offer first in writing at least 60 calendar days prior to such destruction or disposition to surrender them to the Sellers, and (b) to afford the Sellers, their accountants and legal counsel, during normal business hours, upon reasonable request, at any time, full access to such books and records and to the officers and management level employees of the Buyer and its Subsidiaries or to the extent that such access may be requested for any legitimate purpose subject to the Sellers' reimbursement of any such Subsidiaries' reasonable out-of-pocket expenses incurred in connection therewith. From and after the Closing, the Buyer shall have the same rights, and the Sellers the same obligations, as are set forth above in this Section 6.4 with respect to any books or records of the Sellers pertaining to the respective businesses of the Company and its Subsidiaries as of immediately prior to the Closing Date.

          Section 6.5 NON-SOLICITATION. (a) Until the Closing Date, the Sellers, and the Company's Board of Managers and management (collectively, the "CONTROLLING MEMBERS"), shall not directly or indirectly, solicit or engage in discussion with third parties, initiate, entertain or respond to offers, inquiries, proposals or discussions, or enter into any agreement involving any transaction that has as its purpose a business combination involving or disposing of the whole or part of the Company or any of its Subsidiaries or any other transaction that would make the Transaction contemplated by this Agreement infeasible or impractical (each a "PROPOSAL"), or provide information to any person other than the Controlling Members or any of the Company's advisors or lenders regarding the Company or its Subsidiaries in the context involving a potential Proposal or the Transaction contemplated hereby.

          (b) For purposes of this Agreement, non-solicitation shall include, but not be limited to, any proposed or actual (i) sale, merger, consolidation or similar transaction involving the Company or its Subsidiaries,
(ii) sale, lease or other disposition, directly or indirectly, by merger, consolidation, share exchange or otherwise, of any assets or properties of the Company or its Subsidiaries representing 10% or more of the consolidated assets, revenues, earnings before interest, tax, depreciation and amortization or profits of the Company or such Subsidiaries, (iii) issuance, sale or other disposition by the Company or any of its Subsidiaries (including by way of merger, consolidation, share exchange or any similar transaction) of any interest or securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 10% or more of the votes associated with the Units of the Company, (iv) recapitalization, restructuring, liquidation, dissolution or other similar type of transaction with respect to the Company or (v) transactions which are similar in form, substance or purpose to any of the foregoing transactions. In the event the Company or any of its Subsidiaries or any of its Controlling Members receive any such Proposal, the Company or such Subsidiary or Controlling Member will immediately inform the Buyer and provide the Buyer with the details thereof, including a copy of any Proposal.

          Section 6.6 BANK ACCOUNTS OF THE BUSINESS. The Sellers shall use commercially reasonable efforts to provide the Buyer with a list of each of the bank accounts of the Company and its Subsidiaries and the authorized signatories as soon as practicable. The parties shall cooperate as specified in Section 8.2 in connection with the replacement or supplementation of such signatories effective as of the Closing.

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          Section 6.7   NON-COMPETITION. (a) For a period of two (2) years after
the Closing Date, the Sellers (other than the Sellers listed on Schedule 6.7(a) and their Affiliates (collectively, the "EXCLUDED SELLERS")) and their Controlled Affiliates shall not engage in the Business anywhere in the world, and for a period of one (1) year after the Closing Date, the Sellers (other than, subject to Section 6.7(b), the Excluded Sellers)) and their Controlled Affiliates shall not solicit for employment, consultation or any other management position any Designated Employee. In addition, for a period of one
(1) year after the Closing Date, the Sellers (other than, subject to Section 6.7(b), the Excluded Sellers) and their Controlled Affiliates shall not, without the prior consent of the Buyer, hire any Designated Employees.

          (b) For a period of one (1) year after the Closing Date, the Excluded Sellers (other than JP Morgan and its Affiliates) and JP Morgan and its Controlled Affiliates shall not solicit for employment or consultation or employ or retain for consultation any of Terence Seikel, Barry Steele, Richard Borghi, Bryan Fletcher, Wim Rengelink, Gerrit DeGraaf, Barbara Rushing, Corina Koenders-de Rijke, Paulette Brinker and Tom McMillan (collectively, the "DESIGNATED EMPLOYEES").

          (c) The Sellers acknowledge that the Buyer will be irrevocably damaged if the covenant set forth in this Section 6.7 is not specifically enforced. Accordingly, the Sellers agree that, in addition to any other relief to which the Buyer may be entitled, the Buyer shall be entitled to seek and obtain injunctive relief (without the requirement of any bond) from a court of competent jurisdiction for the purposes of restraining the Sellers and any Affiliates thereof from any actual or threatened breach of such covenant.

          (d)     To the extent any of the Sellers' obligations under this
Section 6.7 are more restrictive upon such Seller than the terms of any employment, non-competition or non-solicitation agreement such Seller has with the Company or any of its Subsidiaries, the provisions of such agreement(s) shall control to the extent that this Agreement is more restrictive upon such Seller.

          Section 6.8 EMPLOYEES. Prior to the Closing Date, the Sellers shall use commercially reasonable efforts and assist the Company and its Subsidiaries in retaining its employees and maintaining their relationships with such employees.

          Section 6.9   RESERVED.

          Section 6.10  RESERVED.

          Section 6.11  RESERVED.

          Section 6.12 ACCRUALS. The Sellers shall have caused the Company and its Subsidiaries to accrue for bonuses, vacation and sick days and other benefits and payments for fiscal year 2003 (through the Closing Date) in accordance with GAAP.

          Section 6.13 RELEASES. Each of the Sellers, effective as of the Closing Date, forever irrevocably discharges the Company, and each Subsidiary and Controlled Affiliate of the Company (before giving effect to the Transaction), and their respective members, shareholders, partners, employees, officers, directors, agents, attorneys and representatives ("RELEASEES"), from

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any and all claims, complaints, grievances, demands, debts, contracts, agreements, liabilities, obligations, suits, costs, expenses, rights, actions and causes of action whatsoever, of whatever nature, character or description, whether known or unknown, whether anticipated or unanticipated, whether in law or in equity, or whether in the jurisdiction of any court or regulatory body (collectively, the "CLAIMS"), which any Seller has ever had or may ever claim against the Releasees, from the beginning of time to such Closing Date insofar as same are related to the Company or any of its Subsidiaries (before giving effect to the Transaction), other than any Claim of Sellers arising out of or relating to this Agreement, any other document or instrument executed and delivered in connection with the Transaction, including the Principal Documents, or on any Claim related to directors and officers insurance, Claims under any Organizational Documents, customary travel, business and relocation expenses, salary and accrued bonus, Benefit Plans, and other ordinary course employee benefits or reimbursement obligations of the Company. In addition to the foregoing, (a) Alan Smith and Barry Banducci hereby acknowledge and agree that their respective consulting agreements with the Company shall terminate effective as of the Closing and none of the Company nor any of its Affiliates will have any further obligation under such agreement or arrangement from and after the Closing and (b) Gerard Brink acknowledges and agrees that any right to any consulting fee for serving as a non-executive director of any of the Company or any of its Subsidiaries shall terminate effective as of the Closing and none of the Company nor any of its Affiliates will have any further obligation under such agreements or arrangements from and after the Closing. Each of Messrs. Gerard Brink, Smith and Banducci waive all notices required under their respective consulting agreements and arrangements with respect to such terminations.

          Section 6.14 CONFIDENTIALITY. From and after the Closing, each Seller will, and will cause its Controlled Affiliates to, keep confidential all information relating to the Business, except as specifically and only to the extent required by applicable Law; it being understood that: (a) such Seller will notify Buyer and the Company in writing at least five Business Days prior to any proposed disclosure of such nonpublic information to any third party in order to enable Buyer or the Company to seek an appropriate protective order; and (b) no Seller shall be required to keep confidential and may disclose any information which (i) is or becomes publicly available other than as a result of a disclosure by such Seller in breach of this Agreement or (ii) was known to the party receiving such information prior to the receipt thereof other than as a result of a disclosure by any Seller in breach of this Agreement; PROVIDED, HOWEVER, that to the extent that JP Morgan or any of its Affiliates enters into any agreement or instrument imposing confidentiality obligations on JP Morgan or any such Affiliate with the Buyer or any of its Subsidiaries in connection with the provision on or after Closing of senior or subordinated debt financing by JP Morgan or such Affiliate to the Buyer or any of its Subsidiaries, then the confidentiality provision of such lending agreement or instrument shall control. To the extent any Seller has a confidentiality obligation under the provisions of the Employment Agreement such Seller is entering into in accordance with this Agreement, the Employment Agreement of such Seller shall control. Notwithstanding the foregoing, the announcement, description or discussion of the Transaction and any related matters required to be disclosed in any public filing shall not be subject to the requirements of this Section 6.15, but shall be subject to Section 8.4. Notwithstanding anything to the contrary herein, the parties hereto each authorize each other to disclose the structure and tax aspects of the Transaction to the extent required by Section 6011 of the Code and the treasury regulations thereunder in order to

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avoid the Transaction being deemed to be a "CONFIDENTIAL TRANSACTION" as defined in such treasury regulations.

          Section 6.15 WAIVER. The Company and each Seller, effective as of the Closing, waives all terms of, and requirements (including notices) under, the Company's Organizational Documents, including notices relating to this Agreement, the Principal Documents and the transactions contemplated hereby and thereby, to the extent necessary to execute, deliver and perform their respective obligations pursuant to this Agreement and the Principal Documents and consents to all actions taken by the parties hereto in connection with the transactions contemplated hereby and thereby. A copy of this Agreement (or an excerpt containing this provision) may be filed in the books and records of the Company to evidence such consents and waivers.

                                   ARTICLE VII

                             COVENANTS OF THE BUYER

          Section 7.1 EQUITY PLANS. The Buyer shall reserve for issuance to employees of the Buyer and its Subsidiaries under an option plan or restricted unit plan equity interests of the Buyer representing 8% of the Common Units of the Buyer issued and outstanding as of the Closing Date (after giving effect to the full equity investment by CHPIV and its Affiliates to consummate the Transaction and to pay all fees and expenses associated therewith, whether funded at or following Closing), all of which interests shall be subject to a Unit Vesting Repurchase Agreement.

          Section 7.2 9 3/4% NOTES. The Company and the Buyer shall cooperate in effecting a covenant defeasance under Article IX of the Indenture of the 9 3/4% Notes at Closing and subsequent redemption of the 9 3/4% Notes using the funds held to effect such covenant defeasance, all in accordance with applicable Law and the Indenture. The Buyer shall be solely responsible for providing the funds sufficient to effect such defeasance and redemption and the Buyer or its counsel shall prepare for execution by the Company or the relevant Subsidiaries of the Company all documents and instruments necessary to effect the defeasance and redemption. The Sellers shall have no liability or obligations in respect of the 9 3/4% Notes after the Closing.

          Section 7.3 FRENCH FACILITY DISPOSITION. If the Buyer or any of its Subsidiaries receives after Closing, without duplication, any of the EURO 100,000 of the deferred portion of the Net Disposition Proceeds currently held in escrow or a restricted account of the Company or any of its Subsidiaries in respect of the French Facility Disposition, the Buyer shall pay the Sellers (pro rata in accordance with each Sellers' Percentage Interest) an amount equal to 50% of such deferred portion to the extent such deferred amount constitutes Net Disposition Proceeds. If any portion of such deferred proceeds from the French Facility Disposition is received after Closing and prior to the date on which any payment is due under Section 2.3(c) hereof, then the amount of such payment shall, to the extent that it constitutes Net Disposition Proceeds, either offset the amount of any such payment due to the Buyer under Section 2.3(c) or be added to any payment due to the Sellers under Section 2.3(c). If any portion of such deferred proceeds from the French Facility Disposition is received after the date on which payment is due, if any, under Section 2.3(c) hereof, then such payment shall be made within three Business Days

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of the receipt of such proceeds by the Buyer or the relevant Subsidiary to the
Sellers (pro rata in accordance with each Sellers' Percentage Interest) in immediately available funds to an account designated in writing by the Sellers' Representative to the Buyer.

          Section 7.4   RANKING OF NOTES.

          (a) The Buyer agrees to add as issuers or guarantors ("NEW OBLIGORS") to the Promissory Notes and any Contingent Payment Notes, any new issuers and guarantors under any Indebtedness for borrowed money owing under the Senior Subordinated Loan Document (as defined in the Promissory Notes) in effect from time to time and under any unsecured Indebtedness for borrowed money incurred by the Buyer and/or any of its Subsidiaries in effect from time to time (other than any intercompany Indebtedness) after the date of issuance of the Promissory Notes, the obligations of which New Obligors shall be subordinated on the same basis as the obligations of the issuers and guarantors under the Promissory Notes and any Contingent Payment Notes are subordinated pursuant to the Promissory Notes, the Contingent Payment Notes and the Subordinated Guarantee, as applicable, as of the date hereof; PROVIDED, HOWEVER, that the obligation to add New Obligors after the date of issuance of the Promissory Notes shall not apply to any proposed new issuer or guarantor (a) as to which the Buyer has delivered an opinion of counsel to the Sellers' Representative, reasonably acceptable to Sellers' Representative, to the effect that adding such issuer or guarantor under the Promissory Notes and any Contingent Payment Notes would result in a violation of applicable Law, which in the case of an issuer or guarantor organized under the laws of the United States shall be limited to a violation of Law that would not have been a violation of Law on the Closing Date (it being understood and agreed that the issuance of the Promissory Notes by the Promissory Note Obligors and the granting of the Subordinated Guarantee in respect of the Promissory Notes by the CHP IV Bridge Note Guarantors does not violate any Law as in effect on the Closing Date), (b) that would be required to be added solely as a result of Indebtedness incurred solely by issuers organized outside of the United States except to the extent that such obligor guarantees or otherwise becomes liable in respect to Indebtedness of the Buyer or any of its Subsidiaries that are organized under the laws of the United States or (c) to the extent adding such New Obligor which is organized under the Laws of any jurisdiction outside of the United States would violate any Buyer Credit Agreement. The Buyer agrees not to make any of its Subsidiaries organized outside the United States an obligor or guarantor under any unsecured facility whereby any of it or its Subsidiaries organized in the United States is primarily obligated unless such obligor or guarantor is added as a New Obligor under the Promissory Notes and any Contingent Payment Note.

          (b) The Buyer shall cause any New Obligor which is to become an issuer of the Promissory Notes and Contingent Payment Notes to execute and deliver an allonge to such Promissory Notes and Contingent Payment Notes upon such issuer or guarantor becoming a New Obligor and any New Obligor which is to become a guarantor of the Promissory Notes and Contingent Payment Notes to execute and deliver a Subordinated Guarantee (the "SUBORDINATED GUARANTEE"), in the form of Exhibit M upon such issuer or guarantor becoming a New Obligor.

          (c) The Buyer shall determine, in its sole discretion whether any Person who will be added as a New Obligor will be added as an issuer or guarantor.

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          Section 7.5   POST-CLOSING NOTIFICATIONS. The Buyer agrees that it
shall, to the extent and in the manner required by applicable Law, cause the Company or one of its Subsidiaries to make a filing after the Closing with the French Workers' Council and under the Investment Canada Act, in each case concerning the Transaction.

          Section 7.6 ADDITIONAL INDEBTEDNESS. So long as any Promissory Note or Contingent Payment Note remains outstanding, the Buyer shall not and shall not permit any of its Subsidiaries that is an obligor or guarantor under the Promissory Notes or any Contingent Payment Note to, directly or indirectly, create, incur, issue, assume, guarantee or suffer to exist any Indebtedness which is both subordinate and junior in right of payment to the most junior of any Senior Indebtedness (as defined in the Promissory Notes) outstanding on the Closing Date or hereafter incurred and senior in right of payment to the Promissory Notes and any Contingent Payment Notes.

          Section 7.7 REDEMPTION. So long as any Promissory Note or Contingent Payment Note remains outstanding, the Buyer shall not and shall not permit any of its Subsidiaries to redeem or purchase any of the equity interests of the Buyer other than such interests held by current or former employees of the Buyer or any of its Subsidiaries, except to the extent that contemporaneously with any such redemption the Buyer causes the Promissory Note Obligors to prepay, on a pro rata basis, a percentage of the then outstanding principal of each Promissory Note and any Contingent Payment Note and accrued and unpaid interest thereon equal to the percentage of the issued and outstanding equity interests of the Buyer held by the holder of such equity interests so redeemed.

          Section 7.8 AFFILIATE TRANSACTIONS. So long as any Promissory Note or Contingent Payment Note remains outstanding, the Buyer shall not and shall not permit any of its Subsidiaries to, directly or indirectly, conduct any business or enter into any transaction or series of similar transactions with any Affiliate thereof unless the terms thereof are as favorable to the Buyer or the relevant Subsidiary of the Buyer in all material respects, as terms that would be obtainable at the time for a comparable transaction or series of similar transactions in arm's length dealings with a Person which is not an Affiliate; provided, however, that the restrictions set forth in this Section
7.8 shall not apply to (a) the Management Agreement, (b) to the issuance of any equity securities (or securities convertible into or exerciseable or exchangeable for equity securities of the Buyer or any of its Subsidiaries) by the Buyer or any of its Subsidiaries (including any Indebtedness that is convertible or exerciseable into or exchangeable for equity of any of the Buyer or any of its Subsidiaries under any Financing Document), (c) any transaction among the Buyer and its Subsidiaries, (d) any employment arrangements with any employee of the Buyer and/or any of its Subsidiaries and (e) or any agreement, event or transaction to effect the Transaction, including the provision of debt and equity financing or the payment of any fees, expenses or costs associated with effecting the Transaction. Solely for purposes of this Section 7.8, the definition of "Affiliate" shall have the meaning ascribed thereto in the Promissory Notes.

          Section 7.9 MANAGEMENT AND ADVISORY FEES. During any period in which principal or interest is overdue under any Promissory Note or Contingent Payment Note, the Buyer shall not and shall not permit any of its Subsidiaries to make any payment of management, advisory or similar fees to any member of the Castle Harlan Group including, but not limited to, any fees associated with the Management Agreement or otherwise.

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                                  ARTICLE VIII

                     COVENANTS OF THE BUYER AND THE SELLERS

          The parties hereto agree that:

          Section 8.1 NOTICES OF CERTAIN EVENTS. Each of the Buyer and the Sellers shall promptly notify the other in writing following the receipt of any notice or other communication from any Governmental Entity or any Person in connection with the transactions contemplated hereby or of any fact, change in condition, circumstance, action, suit, claim or proceeding commenced, or to its knowledge threatened, against it which relates to or seeks to prohibit the consummation of the transactions contemplated hereby or in any breach of a representation, warranty or covenant or which could reasonably be anticipated to have the effect of making any of the representations and warranties false or misleading in any respect.

          Section 8.2   RESERVED.

          Section 8.3   RESERVED.

          Section 8.4 PUBLIC ANNOUNCEMENT. The Buyer, the Company and the Sellers' Representative shall consult with each other before issuing any press release or making any public statement or filing with respect to the Transaction and, except as may be required by applicable Law or any listing agreement with any securities exchange (in which case the party required to make the release or statement shall allow the other party reasonable time to comment on such release or statement in advance of such issuance), shall not issue any such press release or make any such public statement unless the text of such statement shall first have been reasonably agreed to by the parties (not to be unreasonably withheld or delayed).

          Section 8.5 FILING OF RETURNS AND PAYMENT OF TAXES. (a) The Sellers shall, at their own expense, timely prepare and file with the appropriate Tax Authorities all Tax Returns of the Company (but not its Subsidiaries) that relate to any Pre-Closing Period of the Company, and the Sellers shall timely pay all Pre-Closing Taxes due with respect to such Tax Returns, except in each case (i) to the extent that any Pre-Closing Taxes were (or will be) treated as a liability in the determination of the Final Adjusted Working Capital and (ii) for any Buyer Taxes. The Buyer shall at its own expense, timely prepare and file with the appropriate Tax Authorities all Tax Returns of the Company, each other Subsidiary of the Buyer and each Affiliated Group not required to be prepared and filed by the Sellers. The Buyer shall timely pay all Taxes due with respect to the Tax Returns not filed by the Sellers. For any Tax Return not filed by the Sellers in respect of any Pre-Closing Period or any Straddle Period, (i) the Buyer shall prepare such Tax Returns on a basis consistent with the practices of the Company or its Subsidiaries prior to the Closing, as applicable, (ii) the Buyer shall furnish such Tax Return to the Sellers' Representative for its approval and consent to file (which approval and consent shall not be unreasonably withheld or delayed) at least 30 days prior to the due date for filing such Tax Returns, and, if such Tax Return relates to a Straddle Period, such Tax Return shall be accompanied by a calculation of the portion of any Tax due in respect of the period covered by such Tax Return that constitutes an Interim Period Tax and (iii) the Sellers shall pay to the Buyer (pro rata in accordance with each Seller's Percentage Interest in accordance with
Section 8.7(b)),

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the amount of Tax determined to be due by reason of the approval of such amount by the Sellers' Representative or by resolution by the Independent Auditor, as described below, in connection with filing such Tax Returns (in the case of a Tax Return relating to a Pre-Closing Period) or the amount of Interim Period Tax due in connection with filing such Tax Return (in the case of a Tax Return relating to a Straddle Period), other than Buyer Taxes, at least one Business Day prior to such due date except to the extent that such Tax was included as a liability in the determination of Final Adjusted Working Capital. If Sellers' Representative objects to any Tax Return or any calculation of Interim Period Taxes provided by Buyer pursuant to the preceding sentence, it shall deliver a written notice to Buyer specifying in reasonable detail the nature of any objection not less than 10 days prior to the due date of such Tax Return. If Buyer and Sellers' Representative are unable to resolve all such objections within 10 days, any remaining dispute will be submitted to the Independent Auditor for resolution. In the event that the Independent Auditor resolves all disputes presented to it entirely in the manner proposed by the Buyer or the Seller's Representative, as the case may be, the fees and expenses of the Independent Auditor and, in the event the dispute resolution process results in any Tax Return not being filed in a timely manner, any penalties and interest resulting from the late filing, shall be paid by the other party (with respect to the Sellers, pro rata in accordance with their Percentage Interests in accordance with Section 8.7(b)). In all other events, the fees and expenses of the Independent Auditor shall be shared (with respect to the Sellers, pro rata in accordance with their Percentage Interests in accordance with Section 8.7(b)) in the same proportion that the Sellers' Representative position, on the one hand, and the Buyer's position, on the other hand, initially presented to the Independent Auditor bears to the final resolution as determined by the Independent Auditor. To the extent allowable under the relevant Tax laws in each jurisdiction in which a Tax Return must be filed, the Sellers and the Buyer agree to cause the Company and each Subsidiary of the Company as of immediately prior to the Closing and without giving effect to the Brink Acquisition or the Ancillary Transactions to close its books for Tax purposes and to file any Tax Returns in a manner that does not give rise to a Straddle Period.

          (b) The Sellers, the Company and the Buyer shall reasonably cooperate, and shall cause their respective Affiliates reasonably to cooperate, in preparing and filing all Tax Returns and making or consenting to all appropriate claims and elections, including maintaining and making available to each other all records necessary in connection with all Taxable Periods. The Buyer and the Sellers recognize that the Sellers will need access, from time to time, after the Closing Date, to certain accounting and Tax records and information held by the Buyer and its Subsidiaries to the extent such records and information pertain to events occurring prior to the Closing Date. Without limiting Section 6.4, the Buyer agrees, and agrees to cause its Subsidiaries after the Closing Date, (i) to retain and maintain such records in accordance with its practice for maintaining Tax records in respect of Taxable Periods in respect of which it is responsible for any Tax liability arising herein, and
(ii) to allow the Sellers and their agents and representatives (and agents or representatives of any of their Affiliates), at times and dates mutually acceptable to the parties, to inspect, review and make or arrange to make copies of such records as the Sellers reasonably deem necessary or appropriate from time to time, such activities to be conducted during normal business hours and at the Sellers' expense.

          Section 8.6 TAX REFUNDS. Except for input tax credits received or receivable by the Company and its Subsidiaries pursuant to Part IX of the Excise Tax Act (Canada) or equivalent provincial legislation, any Tax refunds, or the amount of any credits to the tax liability

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of the Buyer or any of its Subsidiaries ("TAX ASSET") or portions of Tax Assets, that are received by the Buyer, by the Company or by any other Subsidiary of the Buyer, and that relate to Pre-Closing Periods or Interim Periods of the Company or any of the Buyer's other Subsidiaries shall be paid to the Sellers' Representative (who shall distribute such amount to the Sellers pro rata in accordance with their Percentage Interests) except to the extent any such refund was treated as an asset in the determination of Final Adjusted Working Capital. The Buyer shall, if the Sellers so request and at the Sellers' expense, file or cause the Company or any other Subsidiary of the Buyer to file for and obtain any amounts to which the Sellers are entitled under this Section 8.6. The Buyer shall permit the Sellers to control the prosecution of any such refund claim and, where reasonably requested by such Sellers, shall authorize or cause one or more of its Subsidiaries to authorize by appropriate powers of attorney such persons as such Sellers shall designate to represent such Subsidiary of the Buyer with respect to such refund claim; PROVIDED, that Sellers shall pay and indemnify and hold the Buyer and its Affiliates harmless from and against any Tax for which the Buyer or its Affiliates are not otherwise indemnified hereunder and that would not have been incurred but for the prosecution of such claim. The Buyer shall pay over to the Sellers' Representative (who shall distribute such amount to the Sellers pro rata in accordance with their Percentage Interests) any such refund amounts, plus any interest actually received with respect to such refund, net of any liability of the Buyer or any Subsidiary of the Buyer for Taxes attributable to such refund and any out-of-pocket fees and expenses incurred by the Buyer or any Affiliate thereof in connection with securing or obtaining such refund, and any other amount due from Sellers under this Agreement within five (5) days after receipt thereof by the Buyer, the Company or any other Subsidiary of the Buyer.

          Section 8.7   TRANSFER TAXES.

          (a) All transfer, documentary, sales, use, registration and other such Taxes, and any penalties, interest and additions to such Taxes, that are incurred in connection with this Agreement and the transactions contemplated hereby shall be paid one-half by the Buyer and one-half by the Sellers (pro rata in accordance with their Percentage Interests in accordance with Section 8.7(b)). The Buyer and the Sellers shall be jointly responsible for the filing of all returns, reports and forms that may be required in connection therewith (including expenses incurred to prepare such returns, reports and forms).

          (b) In the case of any payment from the Sellers to the Buyer under Sections 8.5, 8.6, or 8.7, the Buyer and the Sellers agree that such payment shall be applied first against the available funds held in escrow under the Escrow Agreement. In such case, the Buyer and the Seller's Representative shall deliver a joint written instruction to the escrow agent under the Escrow Agreement within two Business Days of the final determination made under such sections to distribute such funds to the Buyer.

          Section 8.8 NOTICE OF AUDIT. If either party hereto receives any written notice from any Taxing Authority proposing an adjustment to any Tax for which any other party hereto may be obligated to indemnify under this Agreement, such party shall give prompt written notice thereof to the other that describes such proposed adjustment in reasonable detail.

          Section 8.9   DIRECTORS' AND OFFICERS' INDEMNIFICATION.

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                  (a)   The provisions of the Organizational Documents of the
Company and each of the Subsidiaries, as of immediately prior to the Closing Date concerning the limitation or elimination of liability and indemnification of directors and officers shall not be amended in any manner that would adversely affect the rights thereunder of any Person that is as of the day immediately prior to the Closing Date an officer or director of the Company or of any such Subsidiary. In addition to the foregoing, from and after the Closing Date, the Buyer shall indemnify, hold harmless and defend each person who is a current or former officer or director of the Company or any of its Subsidiaries against all Losses or expenses (including attorneys' fees) arising out of or relating to acts or omissions (or alleged acts or omissions) by them in their capacities as such, which acts or omissions occurred at or prior to the Closing. To the maximum extent permitted by applicable Law, the indemnification and related rights hereunder shall be mandatory rather than permissive, and the Buyer shall promptly advance expenses in connection with such indemnification to the fullest extent permitted under applicable Law.

                  (b) For a period of six years commencing from the Closing Date, the Buyer shall maintain officers' and directors' liability insurance covering the persons who are as of the date immediately prior to the Closing Date covered by the Company's (and any Subsidiary's) officers' and directors' liability insurance policies with respect to actions and omissions occurring prior to the Closing Date, on terms which are no less favorable to such persons than the terms of such current insurance in effect by the Company and its Subsidiaries on the date hereof; PROVIDED, HOWEVER, that in no event shall the Buyer or any of its Subsidiaries be obligated to pay aggregate annual premiums greater than 200% of the aggregate annual premiums paid or payable for the 2002 calendar year; PROVIDED, FURTHER, that if the aggregate annual premium for such coverage and amount of insurance would exceed 200% of such annual rate, the Company and/or one more of the other Subsidiaries of the Buyer shall provide the greatest coverage which shall then be available at an aggregate annual premium equal to 200% of such rate.

                  (c) The provisions of this Section are (i) intended to be for the benefit of each Person entitled to indemnification hereunder, and each such Person's heirs, legatees, representatives, successors and assigns, and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

          Section 8.10  GIBBS LITIGATION PROCEDURES.

          (a)     COLLATERAL FOR GIBBS LITIGATION OBLIGATION.

                  (i) COLLATERALIZING GIBBS LETTER OF CREDIT. On the Closing Date, the Sellers shall cash collateralize the existing letter of credit issued in connection with the Gibbs Litigation (as may be modified, substituted or replaced in accordance with the terms of this Section 8.10, the "GIBBS LETTER OF CREDIT") for an amount equal to $9,000,000. Such amount shall be deposited by the Buyer on the Closing Date in accordance with Section 2.2(d)(ii), on behalf of Gibbs/AAS, LLC, a Delaware limited liability company, all of the fully-diluted equity interests of which are owned directly by the Sellers ("GIBBS LLC"), with the Cash Collateral Bank in a corporate trust account in the name and under the sole dominion and control of Gibbs LLC (the "GIBBS CASH

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     COLLATERAL ACCOUNT"). The Gibbs Cash Collateral Account shall be held by the Cash Collateral Bank subject to the terms of an escrow agreement, dated as of the date hereof, among the Cash Collateral Bank, the Buyer and Gibbs LLC, in the form attached hereto as Exhibit N (the "GIBBS ESCROW AGREEMENT"). The Gibbs Escrow Agreement and all other agreements and instruments governing the Gibbs Cash Collateral Account shall be in form and substance reasonably satisfactory to the Buyer and the Sellers' Representative.

                  (ii) CONTINUING SECURITY FOR GIBBS LITIGATION. The Gibbs Cash Collateral Account and any other cash or other security established to secure the Gibbs Letter of Credit in accordance with Section 8.l0 and the obligations of the Sellers to indemnify the Buyer and its Affiliates for all Losses arising from the Gibbs Litigation in accordance with the terms hereof shall be treated as follows:

                              (A)  In the event that a court of competent
jurisdiction issues a final non-appealable order (x) that mandates an increase in the face amount of the Gibbs Letter of Credit, then the Buyer and the Sellers' Representative shall cooperate in making documentary and other administrative arrangements with the Cash Collateral Bank to increase the face amount of the Gibbs Letter of Credit and each Seller shall promptly in compliance with any determination of such court make a payment (pro rata in accordance with each Sellers' Percentage Interest) to the Gibbs Cash Collateral Account of the increased amount required by such court plus the out-of-pocket fees and expenses of the Buyer and its Affiliates associated with compliance with this clause (x) or (y) that the Gibbs Letter of Credit may be reduced, then the Buyer and the Sellers' Representative shall use commercially reasonable efforts to cause the Cash Collateral Bank to reduce the face amount of the Gibbs Letter of Credit and to reduce by a corresponding amount the amounts held in the Gibbs Cash Collateral Account by the amount provided in such order and distribute the same to Gibbs LLC, less any amount of Losses incurred by the Buyer and its Affiliates that had not been previously paid or reimbursed by the Sellers, which amount shall be distributed to the Company concurrently with the distribution to Gibbs LLC.

                              (B)  In the event at any time the Gibbs Letter of
Credit expires by its terms and any form of security continues to be required to be posted by the Company to permit the continued appeal of the Gibbs Litigation, the Buyer and the Sellers' Representative shall either extend the then existing Gibbs Letter of Credit or replace or substitute the Gibbs Letter of Credit with a new letter of credit issued by another financial institution reasonably acceptable to the Buyer and Sellers' Representative; PROVIDED substantially the same security arrangements and other escrow arrangements provided to the Cash Collateral Bank and the Buyer with respect to the Gibbs Collateral Account on the Closing Date shall be in effect with respect to any such replacement letter of credit or other form of security.

                              (C)  If at any time no form of security or bond is
required to be posted by the Company (including, without limitation, in connection with any remand or further appeal of the Gibbs Litigation) in connection with the Gibbs Litigation and at such time the Gibbs Litigation has not been finally resolved pursuant to a final non-appealable judgment of a court of competent jurisdiction or by a final settlement of the Gibbs Litigation in accordance with Section 8.10(b), the Buyer and the Sellers' Representative shall cause an amount

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of cash remaining in the Gibbs Cash Collateral Account equal to the full amount then remaining in dispute by the defendants/cross appellees in the Gibbs Litigation at such time (including attorneys' fees claimed by such defendants/cross appellees and pre and post judgment interest), together with the costs, fees and expenses (including the Company's attorneys' fees) estimated to be incurred in connection with further proceedings in the Gibbs Litigation, as agreed upon in good faith by the Buyer and the Sellers' Representative, to be deposited in an account of the Cash Collateral Bank, as escrow agent, to be held in escrow pursuant to an escrow agreement with provisions that, subject to the different purposes therefor, are substantially the same as the Escrow Agreement (the "NEW GIBBS ESCROW AGREEMENT"). Without limiting the foregoing, the New Gibbs Escrow Agreement shall provide that, other than the payment of fees, expenses and costs of the escrow agent, (i) the cash so deposited shall be used solely to pay or reimburse the Buyer and its Affiliates for any Losses arising from the Gibbs Litigation, (ii) the cash so deposited may not be used for any other purpose, by way of set-off or otherwise to satisfy any other obligations of the Sellers to the Buyer and its Affiliates under this Agreement or the Principal Documents and (iii) the term of the Gibbs Escrow Agreement shall expire only after the Gibbs Litigation has been finally resolved pursuant to a final non-appealable judgment of a court of competent jurisdiction or by a final settlement of the Gibbs Litigation in accordance with Section 8.10(b) and all Losses arising from the Gibbs Litigation have been paid by the Sellers or reimbursed by the Sellers to the Buyer and its Affiliates. The balance of the funds from the Gibbs Cash Collateral Account that have not been deposited into escrow pursuant to this Section 8.10(a)(ii)(C) shall be distributed to Gibbs LLC. In the event the Cash Collateral Bank is unwilling to serve as escrow agent or to use the form of Escrow Agreement, as modified hereby, for such purpose, the escrow agent shall be US Bank or such other financial institution reasonably acceptable to the Buyer and the Sellers' Representative that agrees to serve in such capacity and to use the form of Escrow Agreement, as so modified.

                              (D)  Subject to Section 8.10(a)(ii)(C), the
Sellers' Representative shall have the right to modify, substitute or replace the Gibbs Letter of Credit upon the entry of a final, non-appealable order of a court of competent jurisdiction specifically and expressly authorizing such modification, substitution or replacement and so long as such modification, substitution or replacement does not (i) reduce the Gibbs Letter of Credit, as so modified, substituted or replaced, to an amount less than the judgment (including attorneys' fees claimed by the defendants/cross appellees) entered in the Gibbs Litigation, plus the amount of accrued pre-judgment and post-judgment interest, as in effect from time to time, through the date of modification, substitution or replacement, (ii) affect the obligations of the Sellers to be responsible for all Losses arising in connection with the Gibbs Litigation or
(iii) violate any of the other provisions of this Section 8.10.

                              (E)  Any release of funds from the Gibbs Cash
Collateral Account , from the Gibbs Escrow Agreement or from any other source designed to secure the Sellers' obligations to the Buyer and its Affiliates arising from the Gibbs Litigation shall not, and shall not be deemed to, constitute a release of the Sellers' indemnification obligations under Section 9.2(a)(iii).

                              (F)  The Buyer and the Sellers' Representative
shall cooperate to cause the Cash Collateral Bank (or any other financial institution issuing a replacement or substitute to the Gibbs Letter of Credit) to be granted a first priority perfected

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security interest in the Gibbs Cash Collateral Account (or any comparable account established for the benefit of any financial institution issuing the Gibbs Letter of Credit) to secure the obligation of Gibbs LLC to satisfy any draw on the Gibbs Letter of Credit.

                              (G)  The Buyer and the Sellers' Representative
agree that they have not permitted and shall not permit, and the Sellers' Representative agrees that it has not permitted and shall not permit Gibbs LLC, the Gibbs Cash Collateral Account or any other security for the Sellers' obligations in respect of the Gibbs Litigation to be subject to any Lien other than as provided in the immediately preceding clause (F), by operation of Law or in favor of the Buyer or any of its Affiliates. For the avoidance of doubt, in no event shall the Gibbs Cash Collateral Account or any other security for the Sellers' obligations in respect of the Gibbs Litigation be the subject of a Lien in favor of the holders of Indebtedness of the Buyer or any of its Affiliates.

                              (H)  Sellers shall not permit any Lien to exist on
any of the equity interests or assets of Gibbs LLC, except as provided in
Section 8.10(a)(i) or by operation of Law, and shall not permit Gibbs LLC to assign, directly or indirectly, any of its rights under any agreement or instrument governing or relating to the Gibbs Cash Collateral Account or any other form or security established to secure the Sellers' obligations with respect to the Gibbs Litigation.

          (b) ADMINISTRATION. The Sellers' Representative shall control and direct the defense (including any appeal of the trial court's judgment) of the Gibbs Litigation, agree to a settlement or abandon the appeal thereof, at the sole cost and expense of the Sellers; PROVIDED, HOWEVER, that none of the Buyer nor any of its Subsidiaries shall be required to take (or refrain from taking) any action in connection with the Gibbs Litigation if the Buyer reasonably believes that taking (or refraining from taking) such action would cause (i) the Buyer, the Company or any of their respective Subsidiaries to incur any fee, cost or expense against which the Buyer and its Affiliates are indemnified pursuant to Section 9.2(a)(iii) hereof that would not be reimbursed by the Sellers through a cash payment or drawdown on the Gibbs Letter of Credit or otherwise, (ii) without the consent of the Buyer (which consent shall not be unreasonably withheld or delayed), any harm to the Buyer or any of its Subsidiaries or any of their respective employees, members, shareholders, customers or suppliers. In addition, the Seller's Representative shall not be entitled to agree to any settlement of the Gibbs Litigation, on behalf of the Company, without the Buyer's consent, that would (x) not result in a full, complete and unconditional release of the Company, its Subsidiaries and such Affiliates, employees, officers, directors and other representatives of the Company and its Subsidiaries, in each case before giving effect to the Transaction, as are customary for releases granted in comparable circumstances or (y) impose any condition, obligation, limitation or restriction on the business, assets or operations of the Buyer, any of its Subsidiaries or any of their respective employees, members, shareholders, customers or suppliers. Notwithstanding the foregoing provisions of this Section 8.10(b), neither the Buyer nor any of its Subsidiaries (A) shall settle the Gibbs Litigation or (B) except as provided in Section 8.10(a), take any action with respect to the Gibbs Litigation that is not required by applicable Law, in each case without the prior written consent of the Sellers' Representative.

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          Section 8.11  CZECH COMPETITION ACT FILING. The Buyer undertakes not to determine and/or influence the competitive behaviour of SportRack, s.r.o. ("SPORTRACK CZECH"), in particular by the execution of voting rights attached to the holding of interests, shares or co-operative member's shares or otherwise acquired control, prior to date on which approval of the concentration by the Czech Antitrust Office takes effect (the "CZECH APPROVAL"). The Buyer shall use its best efforts after Closing, to ensure that, until the Czech Approval is obtained, SportRack Czech will continue to conduct its business in the ordinary course consistent with past practice and will refrain from any activity that is intended to result in a material decrease in the value of SportRack Czech or in a material deterioration of the market position of SportRack Czech.

                                   ARTICLE IX

                          SURVIVAL AND INDEMNIFICATION

          Section 9.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in this Agreement (a) set forth in Sections 3.1, 3.2, 4.2, 4.3, 4A.1, 5.1 and 5.2 shall survive the Closing indefinitely, (b) set forth in Sections 4.10 and 4.13 shall survive the Closing until the fourth anniversary of the Closing Date, and (c) set forth in any other section of this Agreement, shall survive the Closing until June 30, 2004. The indemnification hereunder with respect to the matters identified (i) in clauses (a), (c) and (d) of the Seller Scheduled Indemnifiable Liabilities shall survive the Closing until the fourth anniversary of the Closing Date, (ii) in clause (b) of the Seller Scheduled Indemnifiable Liabilities shall survive the Closing until the sixth anniversary of the Closing Date and (iii) in the Buyer Scheduled Indemnifiable Liabilities shall survive the Closing indefinitely. Notwithstanding anything herein to the contrary, no limitation under this
Section 9.1 shall preclude any claim for any matter as to which any Indemnified Party has provided written notice (together with an explanation of the alleged breach and the circumstances thereof) to the Indemnifying Party on or before the expiration of the survival period specified herein.

          Section 9.2   INDEMNIFICATION BY THE SELLERS.

          (a) REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANY. Subject to the limitations set forth in this Agreement, each Seller shall, severally and not jointly, in accordance with his, her or its Percentage Interest, indemnify and hold harmless the Buyer and its Affiliates from and against any and all claims, losses, damages, liabilities, deficiencies, obligations or expenses; but, for the avoidance of doubt (x) excluding claims for punitive damages, lost profits or any claim based upon any multiplier of the Company's earnings before interest, tax, depreciation or amortization (including any deficiency in Adjusted Consolidated EBITDA) or any similar valuation metric, of the Company or any of its Subsidiaries and (y) including incidental and consequential damages and reasonable third-party legal fees and expenses (collectively, "LOSSES"), to the extent arising or resulting from any of the following: (i) any breach or inaccuracy of any representation or warranty made by the Company in Article IV of this Agreement or in any officer's certificate delivered by the Company to the Buyer for purposes of consummation of the Transaction at or prior to the Closing (other than pursuant to Section 10.3(m) hereof), (ii) any breach prior to the Closing of any covenant made by the Company in this Agreement, (iii) any Losses directly arising from or related to the Gibbs Litigation, (iv) any

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Losses directly arising from or related to the G3.0 Model Recall, (v) any Losses directly arising from or related to the Seller Scheduled Indemnifiable Liabilities and (vi) one-half of any Tax imposed on AAS Holdings in respect of the Brink Acquisition pursuant to Section 2.1(b) hereof, it being agreed that for purposes of calculating such Tax, the aggregate adjusted Tax basis of AAS Holdings in the Brink Securities shall be equal to the Brink Equity Consideration.

          (b) REPRESENTATIONS AND WARRANTIES RELATING TO THE SELLERS. Subject to the limitations set forth in this Agreement, each Seller shall indemnify and hold harmless the Buyer and its Affiliates (including, from and after the Closing, the Company, SportRack, Brink International and the other Subsidiaries of the Buyer) from and against any and all Losses, to the extent arising or resulting from any of the following: (i) any breach or inaccuracy of any representation or warranty made by such Seller as to such Seller in any Principal Document or in Articles III and IIIA of this Agreement, (ii) any breach of any covenant made by such Seller as to such Seller in this Agreement, in any Principal Document, or in any certificate delivered by such Seller and
(iii) the escrow agent under the Escrow Agreement enforcing against the Buyer the obligations of such Seller that is a Designated Seller under the Escrow Agreement.

          Section 9.3 INDEMNIFICATION BY THE BUYER AND THE COMPANY. Subject to the limitations set forth in this Agreement, the Buyer shall indemnify, defend and hold harmless the Sellers and their Affiliates from and against any and all Losses, to the extent arising or resulting from any of the following: (a) any breach or inaccuracy of any representation or warranty made by the Buyer in this Agreement, by the Buyer or any of its Subsidiaries in this Agreement or in any Principal Document or in any officer's certificate delivered by the Buyer at or prior to the Closing, (b) any breach prior to the Closing of any covenant made by Buyer in this Agreement or in any Principal Document, (c) any breach of any covenant to be performed after Closing by the Buyer or any of its Subsidiaries under this Agreement or in any Principal Document, (d) one-half of any Tax imposed on AAS Holdings in respect of the Brink Acquisition pursuant to Section 2.1(b) hereof, it being agreed that for purposes of calculating such Tax, the aggregate adjusted Tax basis of AAS Holdings in the Brink Securities shall be equal to the Brink Equity Consideration; (e) any Buyer Taxes and any unpaid Post-Closing Taxes of the Buyer and its Subsidiaries, including, without limitation, any such Post-Closing Taxes resulting from the repayment of intercompany debt after the occurrence of the Closing and (f) any Losses directly arising from or related to the Buyer Scheduled Indemnifiable Liabilities.

          Section 9.4   INDEMNIFICATION PROCEDURES.

          (a) Except as otherwise provided in this Agreement, if any party entitled to indemnification under this Article IX (the "INDEMNIFIED PARTY") receives written notice of the commencement of any action or proceeding or the assertion of any claim by a third party or the imposition of any penalty or assessment for which indemnity may be sought under this Article IX, other than any such action, proceeding or claim relating to any Tax Claim (a "THIRD PARTY CLAIM"), and such Indemnified Party intends to seek indemnity pursuant to this
Article IX, the Indemnified Party shall within 10 Business Days provide the other party which is required to provide indemnification under this Article IX (the "INDEMNIFYING PARTY") with written notice of such Third Party Claim. The Indemnifying Party shall be entitled to participate in or, at its, his or her option, assume the defense, appeal or settlement of such Third Party Claim. Such defense or settlement shall be conducted through counsel selected by the Indemnifying Party and

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approved by the Indemnified Party, which approval shall not be unreasonably withheld or delayed, and the Indemnified Party shall fully cooperate with the Indemnifying Party in connection therewith. In the event that the Indemnifying Party fails to assume the defense or settlement of any Third Party Claim within 10 Business Days after receipt of written notice thereof from the Indemnified Party, the Indemnified Party shall have the right to undertake the defense, appeal or settlement of such Third Party Claim at the expense and for the account of the Indemnifying Party.

          (b) The Indemnifying Party shall not settle any Third Party Claim the defense or settlement of which is controlled by it without the Indemnified Party's prior written consent (which consent shall not be unreasonably withheld or delayed), unless the terms of such settlement or compromise release such Indemnified Party from any and all liability with respect to such Third Party Claim and would not result in any Loss for which the Indemnified Party is not indemnified hereunder. Notwithstanding the foregoing provisions of this Section 9.4, the indemnification procedure for a Tax Claim shall be as set forth in
Section 9.7.

          (c) Each Indemnified Party shall use commercially reasonable efforts to, and, in the case of the Buyer, to cause its Subsidiaries to, cooperate with each Indemnifying Party and its representatives to assist each such Indemnifying Party and its representatives (at any out of pocket expense of each such Indemnifying Party) in responding to or defending any Third Party Claim. Neither party shall directly or indirectly report to any third party (other than such party's consultants, advisors and representatives or any counterparty in any transaction where such reporting is customary or advisable) any matter that could constitute a Claim except for reports (i) to third parties in the ordinary course of business, (ii) pursuant to any agreement of the Buyer or any of its Subsidiaries entered into in good faith relating to financings, including the Buyer Credit Agreements or (iii) that such party believes in good faith is required to be reported in accordance with applicable Law. The Indemnified Party shall use commercially reasonable efforts to notify and consult with the appropriate representative of any Indemnifying Party prior to making any such report under clause (iii) in the immediately preceding sentence. For avoidance of doubt, no Indemnifying Party shall be required to indemnify the Indemnified Party to the extent that any breach (whether by act or omission) of any provision of this Section 9.4 increases the Indemnifying Party's liability under this Article IX. If the Buyer or any of its Affiliates shall be an Indemnified Party, its delivery of any notice or other communication to, or its consultation or cooperation with, the Sellers' Representative with respect to any Claim arising under Section 9.2(a) shall satisfy any requirement of the Buyer or any of its Affiliates to provide notice to, assist, or communicate, consult or cooperate with, all Indemnifying Parties.

          Section 9.5   ADDITIONAL INDEMNITY PROVISIONS.

          (a)     The Sellers shall not have any liability under
Section 9.2(a)(i) or, subject to Section 9.5(t), Section 9.2(a)(v) unless the aggregate Losses suffered by the Buyer and its Affiliates under both such Sections exceeds $1,750,000 (the "THRESHOLD AMOUNT") and then the Sellers shall be liable for all such Losses without regard to such Threshold Amount;

          (b) The Buyer shall not have any liability under Section 9.3(a) unless the aggregate Losses suffered by the Sellers and their Affiliates thereunder exceeds the Threshold

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Amount and then the Buyer shall be liable for all such Losses without regard to such Threshold Amount;

          (c)     No Loss arising from any Claim against the Sellers under
Section 9.2(a)(i) or, subject to Section 9.5(t), Section 9.2(a)(v) shall be applied against or counted toward the Threshold Amount and no Loss arising from any Claim against any Seller under Section 9.2(b)(i) shall be recoverable unless such Loss exceeds, in each individual instance, $45,000 (with Losses arising out of the same or related set of circumstances being aggregated) (the "DE MINIMUS AMOUNT");

          (d)     No Loss arising from any Claim against the Buyer under
Section 9.3(a) shall be applied against or counted toward the Threshold Amount unless such Loss exceeds in each individual instance the De Minimus Amount (with Losses arising out of the same or related set of circumstances being aggregated);

          (e) In determining the existence of a breach of a representation or warranty by any of the Company, the Buyer or the Sellers that would give rise to an indemnifiable Loss under any of Sections 9.2(a)(i), 9.2(b)(i) or 9.3(a), all representations and warranties of the Company, the Buyer and the Sellers shall be read as though they were not qualified by any materiality, Material Adverse Effect or comparable qualifications set forth in any such representation or warranty, except for any such qualifications that directly relate to the scheduling, furnishing or availability of reports, documents or written agreements;

          (f)     The aggregate liability of Sellers under Section 9.2(a)(i) and
Section 9.2(a)(v) shall not exceed in the aggregate the amounts held under the Escrow Agreement, the Contingent Payment Amount, to the extent earned or due (including amounts payable under any Contingent Payment Note (by setoff thereto or repayment to the Promissory Note Obligors), amounts payable under the Promissory Notes (by set off thereto or repayment to the Promissory Note Obligors), and shall also include an additional $10 million for purposes of the indemnification under (i) Section 9.2(a)(i) as it relates to breaches of the representations and warranties made by the Company under Sections 4.10 and 4.13 and (ii) Section 9.2(a)(v); PROVIDED, HOWEVER, that the parties agree that recoveries against the Rollover Sellers for their Percentage Interest of such additional $10 million may, at the option of the Rollover Sellers, be satisfied exclusively by such Rollover Seller delivering to the Buyer (or its designee), free and clear of all Liens, New Units, if any, and/or New Options having a Fair Value (after, for the avoidance of doubt, the deduction of the exercise price for any such New Options so delivered) as of the date such New Units and/or New Options are so delivered equal to such Rollover Seller's Percentage Interest of any Claim for such additional $10 million; PROVIDED, FURTHER, HOWEVER, that any Rollover Seller may make such payment to the Buyer in cash in lieu of New Units and/or New Options upon prior written notice to the Buyer;

          (g) (i) The Buyer and its Affiliates shall not make a claim against the amounts held under the Escrow Agreement or such additional $10 million referred to in Section 9.5(f) until the Contingent Payment Amount (solely to the extent earned by the Sellers under Section 2.4 hereof) and the amounts payable under the Promissory Notes and Contingent Payment Notes are fully offset or paid, unless such claim involves a Loss relating to a monetary payment or expense, in which case the Buyer will be permitted to make a claim against funds held under the

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Escrow Agreement first and then, if applicable, the additional $10 million referred to in Section 9.5(f) before being required to pursue recovery against the Promissory Note and any Contingent Payment Amount (solely to the extent earned by the Sellers under Section 2.4 hereof); (ii) the Buyer and its Affiliates shall not make a claim against the amounts held under the Escrow Agreement for Losses arising under Section 9.2(b) and (iii) except as provided in clause (i) above, the Buyer shall be entitled to make a claim against any of the amounts held under any of the Escrow Agreement, the additional $10 million referred to in Section 9.5(f), the Promissory Notes and the Contingent Payment Amount (solely to the extent earned by the Sellers under Section 2.4 hereof) or any Contingent Payment Note in such priority as it determines in its sole discretion. Concurrent with any set-off against any Promissory Note or Contingent Payment Note in accordance with this Section 9.5(g), the Buyer shall certify to the Sellers' Representative that any consent of the "Senior Agent" specified in Section 6.2 of the Promissory Notes and any Contingent Payment Note has been obtained.

          (h) The aggregate liability of the Buyer under Section 9.3(a), as further limited under this Section 9.5, shall in no event exceed, in the aggregate, $20,000,000;

          (i) Notwithstanding anything herein to the contrary, the liability of the Buyer under (i) Section 9.3(a), with respect to the representations and warranties made by the Buyer in Sections 4A.1, 5.1 and 5.2, (ii) Sections 9.3(b), (c) and (d), (iii) Section 9.3(e) and (iv) Section 9.3(f) with respect to Buyer Scheduled Indemnifiable Liabilities, in each case for Losses suffered by the Sellers and their respective Affiliates, shall not be subject to or limited by any Threshold Amount, any De Minimus Amount or any financial cap on liability otherwise provided herein;

          (j) Notwithstanding anything herein to the contrary, but subject to Section 9.5(k), the liability of the Sellers under (x) Sections 9.2(a)(i) and 9.2(b)(i) with respect to the representations and warranties set forth in Sections 3.1, 3.2, 4.2 and 4.3, (y) Section 9.2(a)(ii), (iii), (iv) and (vi) and
Section 9.2(b)(ii) and (z) Section 9.2(b)(iii) as to any Designated Seller, in each case for Losses suffered by the Buyer and its Affiliates, shall not be subject to or limited by any Threshold Amount, any De Minimus Amount or any financial cap on liability otherwise provided herein but shall be paid or offset in accordance with Section 9.5(g) above prior to otherwise recovering for any Losses relating to such liability;

          (k)     The aggregate liability of any individual Seller under
Section 9.2 for any Loss, as further limited under this Section 9.5, shall in no event exceed the consideration actually paid to such Seller pursuant to this Agreement, whether in the form of the Aggregate Cash Proceeds to such Seller at Closing, payments of any Contingent Payment Amount (or any Contingent Payment
Note), payments under the Promissory Notes or the Fair Value as of the relevant determination date of the New Units and/or New Options (after, for the avoidance of doubt, the deduction of the exercise price for any such New Units and/or New Options so delivered) issued to any Rollover Seller at Closing, including the proceeds from any sale of New Units and New Options;

          (l) No party shall be responsible for any indemnifiable Losses suffered by another party or its Affiliates to the extent arising out of any breach of any representation or warranty of such party herein unless a claim therefor is asserted with specificity and in writing

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by the Indemnified Party within the time period that such representation or warranty survives in accordance with Section 9.1, failing which such claim shall be waived and extinguished;

          (m) The Sellers shall not be responsible for any indemnifiable Loss under Section 9.2(a) suffered by the Buyer or its Affiliates to the extent of that amount relating to such matter that has been (i) specifically, expressly and adequately treated or reserved for, provided for or allowed for in the December 31, 2002 Audited Financial Statements, (ii) specifically treated as a current liability in an adequate amount in the final determination of Final Adjusted Working Capital pursuant to Section 2.3, in each case other than items for which the Sellers have provided a specific indemnification under this
Article IX or (iii) as to any discrepancy in Final Cash Balances;

          (n) Notwithstanding anything herein to the contrary, no Seller shall be liable or responsible, directly or indirectly, for any Losses for any breach of any representation, warranty or covenant made by any other Seller;

          (o) All calculations of Losses shall be net of any insurance proceeds actually received by an Indemnified Party (which, in the case of the Buyer, shall include the Subsidiaries of the Buyer) in respect of the claim for which such Indemnified Party is entitled to recovery under this Article IX;

          (p) The Sellers' liability for any Losses related to the Gibbs Litigation, the G3.0 Model Recall or the Seller Scheduled Indemnifiable Liabilities under Sections 9.2(a)(iii), (iv) and (v) shall be the exclusive basis for the assertion of any obligation or liability with respect to such matters and the Sellers shall have no liability or obligation under any other provision of this Agreement or any Principal Document for Losses arising from such matters; PROVIDED, that nothing in this Section 9.5(p) shall preclude the Buyer or its Affiliates from seeking indemnification from the Sellers for breaches of representations and warranties by the Company under Section 4.10 relating to matters other than the Seller Scheduled Indemnifiable Liabilities;

          (q) Notwithstanding anything herein to the contrary, but subject to the following proviso, the Buyer (or its designee(s)) shall have the exclusive right to control any settlement or compromise relating to the G3.0 Model Recall and shall be entitled, without the consent of or prior notice to any Seller or the Sellers' Representative, to settle or compromise any claims relating to the G3.0 Model Recall for which indemnification is requested of the Sellers by Buyer or its Affiliates under Section 9.2(a)(iv); PROVIDED, that the Sellers shall not be responsible for indemnifying Losses arising from any settlement or compromise of claims arising from the G3.0 Model Recall that exceed $4 million in the aggregate, after the application of any insurance proceeds actually received by the Buyer or its Affiliates in respect of insurance claims made for the G3.0 Model Recall, without the prior written consent of the Sellers' Representative, which consent may be withheld in the sole discretion of the Sellers' Representative. Nothing in this Section 9.5(q) shall otherwise limit the Sellers' liability for Losses related to the G3.0 Model Recall. Prior to the Closing, the Company has delivered and promptly will deliver notice to the Buyer and following the Closing, the Buyer shall cause to be delivered prompt notice to the Sellers' Representative of all material proceedings or events in respect of the G3.0 Model Recall;

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          (r)     Notwithstanding anything herein to the contrary, but subject to the following proviso, the Buyer (or its designee(s)) shall have the exclusive right to control any settlement or compromise relating to the Seller Scheduled Indemnified Liabilities and shall be entitled, without the consent of or prior notice to any Seller or the Sellers' Representative, to settle or compromise any claims relating to the Seller Scheduled Indemnified Liabilities for which indemnification is requested of the Sellers by Buyer or its Affiliates under Section 9.2(a)(v); PROVIDED, that the Sellers shall not be responsible for indemnifying Losses arising from any settlement or compromise of claims arising from the Seller Scheduled Indemnified Liabilities without the prior written consent of the Sellers' Representative, which consent may be withheld in the sole discretion of the Sellers' Representative. Nothing in this Section 9.5(r) shall otherwise limit the Sellers' liability for Losses related to the Seller Scheduled Indemnified Liabilities. The Buyer further agrees to cause the Company or the relevant Subsidiary to pursue all challenges and appeals that the Sellers' Representative shall request in writing to the Buyer and that the Buyer (or its designee(s)) deems has a reasonable likelihood of success relating to any Claim arising from or relating to the Seller Scheduled Indemnified Liabilities; PROVIDED, that the Sellers' Representative shall have reaffirmed in writing to the Buyer the Sellers' indemnification obligations, to the extent provided under Article IX hereof, for any Losses incurred arising from or relating to the Seller Scheduled Indemnified Liabilities and shall have funded the fees and expenses relating thereto (including, without limitation, posting any bond or other security necessary to pursue such appeal) promptly as and when incurred in accordance with this Article IX. Prior to the Closing, the Company has delivered and promptly will deliver notice to the Buyer and following the Closing, the Buyer shall cause to be delivered prompt notice to the Sellers' Representative of all material proceedings or events in respect of the Seller Scheduled Indemnified Liabilities;

          (s) In determining the existence of a breach of a representation and warranty by the Company that would give rise to an indemnifiable Loss under
Section 9.2(a)(i), the representations and warranties of the Company under
Section 4.13 shall be read as if no items had been disclosed on Schedule 4.13 or any other Schedule hereto;

          (t) The liability of the Sellers under (i) Section 9.2(a)(v), with respect to the matters identified in clause (b) of the Seller Scheduled Indemnifiable Liabilities for Losses suffered by the Buyer and its Affiliates and (ii) Section 9.2(a)(i) with respect to Section 4.33 as they relate to the amount of the French Facility Building Sale/Leaseback Proceeds, the French Facility Equipment Sale/Leaseback Proceeds and Net Disposition Proceeds and not to the attachment of agreements, instruments, schedules or exhibits as required by Section 4.33, shall not be subject to or limited by any Threshold Amount or any De Minimus Amount but shall be paid or offset in accordance with Section 9.5(g) above prior to otherwise recovering for any Losses relating to such liability;

          (u) Any indemnification payment that is not subject to the Threshold Amount or De Minimus Amount, as the case may be, shall not be counted towards any determination of whether the Threshold Amount or De Minimus Amount, as the case may be, has been reached in respect of any matter that is subject to the Threshold Amount or De Minimus Amount, as the case may be; and

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          (v)     Notwithstanding any provision or agreement herein to the
contrary, the Sellers shall only have an obligation to indemnify the Buyer in respect of any Losses relating to the Brink Tax Audit if there shall be an adverse determination with respect to the Brink Tax Audit which shall be final and non-appealable, whereupon the amount payable with respect thereto that exceeds $250,000 shall be promptly paid to the Buyer, notwithstanding that the Buyer and its Affiliates may not have incurred aggregate Losses exceeding the Threshold Amount. The amount so paid to the Buyer or any of its Affiliates shall not be considered a Loss suffered by the Buyer or any of its Affiliates hereunder (including, without limitation, pursuant to Section 9.5(a)) and shall not be counted towards any determination of whether the Threshold Amount has been reached. The amount of any payments made hereunder by Buyer up to and including $250,000 shall be considered a Loss suffered by the Buyer and its Affiliates hereunder (including, without limitation, pursuant to Section 9.5(a)) and shall be counted towards any determination of whether the Threshold Amount has been reached.

          Section 9.6 TREATMENT OF INDEMNITY PAYMENTS FOR TAX PURPOSES. The Sellers and the Buyer agree to treat all payments after the Closing by the parties hereto made to the parties hereto under this Agreement, including, without limitation, under the indemnity provisions and pursuant to Section 7.3 of this Agreement, as adjustments to the purchase price of the AAS Acquisition for Federal income tax purposes (in accordance with Section 2.5) unless otherwise required under applicable Law.

          Section 9.7 TAX CONTESTS. (a) If any claim is made by any Taxing Authority (or otherwise relating to Taxes), which, if successful, might result in an indemnity payment to the Buyer or its Affiliates pursuant to Section 9.2 (a "TAX CLAIM") (other than a Tax Claim relating to Taxes of the Company or any of its Subsidiaries for a Straddle Period), the Buyer shall notify the Sellers' Representative in writing of such claim within 30 days of receipt thereof and, thereafter, the Sellers' Representative shall control all proceedings taken in connection with such Tax Claim (including selection of counsel) and, without limiting the foregoing, may in its sole discretion pursue or forego any and all administrative appeals, proceedings, hearings and conferences with any Taxing Authority with respect thereto, and may, in its sole discretion, either direct that the Sellers pay the Tax claimed and sue for a refund where applicable Law permits such refund suits or contest the Tax Claim in any permissible manner; PROVIDED, that (i) any such proceedings shall be at the Sellers' sole expense,
(ii) prior to undertaking any such proceeding, the Sellers shall have agreed to indemnify and hold the Buyer and each of its Subsidiaries harmless from and against any Tax liability that results from such proceeding or the resolution thereof or the Tax Claim giving rise thereto (including any increase in Tax liabilities of the Buyer or any of its Subsidiaries in a Post-Closing Period),
(iii) the Buyer shall be kept fully informed of all proceedings and (iv) the Sellers' Representative shall have notified Buyer of its election to control the contest of such claim within 90 days of receiving written notice of such claim (or, if earlier, reasonably in advance of the date any material action is required to be taken in connection with such contest). The Sellers' Representative and the Buyer shall jointly control all proceedings taken in connection with any Tax Claim relating solely to Taxes of the Buyer or any of its Subsidiaries for a Straddle Period. If the Sellers' Representative fails to notify the Buyer (as required above) that it wishes to take any action pursuant to this Section 9.7(a) then the Buyer shall have the right to control all proceedings taken in connection with such Tax Claim.

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          (b)     The Buyer, the Company, each other Subsidiary of the Buyer and each of their respective Affiliates shall cooperate with the Sellers' Representative in contesting any Tax Claim, which cooperation shall include, without limitation, upon the Sellers' Representative's request, the making available to the Sellers' Representative's records and information which are reasonably necessary to prosecute such Tax Claim, and making employees of the Buyer and its Subsidiaries available on a mutually convenient basis and at Sellers' sole expense to provide additional information or explanation of any material provided hereunder or to testify at proceedings relating to such Tax Claim. Neither party shall settle a Tax Claim relating solely to Taxes of the Company or any of the Buyer's other Subsidiaries for a Straddle Period without the other party's prior written consent (which shall be the Sellers' Representative, in the case of the Sellers).

          Section 9.8 TAX TREATMENT. The Buyer and the Sellers agree that, for U.S. Federal income tax purposes, they will report (and cause their Affiliates to report) (a) the Brink Acquisition as a sale of Brink International stock by AAS Holdings occurring prior to the AAS Holdings Liquidation, (b) the AAS Holdings Liquidation as a complete liquidation of AAS Holdings pursuant to
Section 336 of the Code; (c) the AAS Acquisition as resulting in the termination of the Company, SportRack, LLC ("SPORTRACK"), Valtek, LLC ("VALTEK, LLC") and Valley Industries, LLC ("VALLEY") under Section 708(b)(1)(B) of the Code and the Sellers being treated as having sold interests in a partnership and (d) as a result of such terminations described in clause (c) above, the Buyer being treated as having purchased all the assets of the Company, SportRack, Valtek, LLC and Valley including the stock of each direct corporate Subsidiary of the Company, SportRack, Valtek, LLC and Valley. In addition, the Buyer and the Sellers agree that any Tax deductions, credits and expenses incurred on the Closing Date resulting from the sale of the Options pursuant to this Agreement shall be for the account of the Sellers and that each of the Buyer and the Sellers shall not take any position on any Tax return that is inconsistent with that position.

          Section 9.9   CONTRIBUTION AMONG SELLERS.

          (a) The Seller's Representative shall be entitled to equitably allocate any Loss among the Sellers through contribution in the event that the Buyer or any of its Affiliates shall obtain any final payment pursuant to
Section 9.2(a) in an aggregate amount less than the full amount of such Loss claimed by it (the "PAID LOSS") from less than all of the Sellers or under circumstances where all Sellers do not bear their pro rata share, in accordance with each Seller's Percentage Interest, of such Paid Loss, so that each Seller shall be responsible for his, her or its pro rata share, in accordance with each Seller's Percentage Interest, of such Paid Loss.

          (b)     Contribution payments shall be made in cash or Cash
Equivalents.

          (c) Each Seller required to make a contribution payment pursuant to this Section 9.9 shall make such payment promptly after notification from the Sellers' Representative.

          (d) If any Seller shall fail or threaten to fail to make any contribution payment required to be made pursuant to the provisions of this
Section 9.9, the Sellers' Representative on behalf of all Sellers shall be entitled to exercise and pursue any and all rights and remedies available to it or any Seller, at Law or in equity, to recover any unpaid amounts, including

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without limitation, the right to bring an action in equity to require the performance of this Agreement or an action at law to recover any such amounts (including the commencement of a third party claim or impleader in any action commenced by the Buyer). All such rights and remedies shall be cumulative, and the pursuit or exercise of any such right or remedy shall not be deemed an exclusive election of such remedy.

          Section 9.10  RESERVE ACCOUNT.

          (a) The Sellers hereby authorize the Sellers' Representative to establish an account for the purposes set forth herein (the "RESERVE ACCOUNT"). The Sellers' Representative is hereby authorized to use the funds in the Reserve Account to satisfy, to the extent there are sufficient funds therefor, (i) all costs, fees, expenses, liabilities or other obligations of the Sellers or the Sellers' Representative hereunder or under any Principal Document, (including without limitation, expenses of attorneys, accountants, escrow agents and other advisors) and (ii) any other obligations or expenses incurred by the Sellers' Representative in connection with the performance of its duties under this Agreement, the Principal Documents and the other agreements entered into in connection herewith and therewith.

          (b) The balance of the Reserve Account shall, at all times during the period beginning on the Closing Date and ending on the Reserve Termination Date, equal no less than $250,000 (the "MINIMUM RESERVE BALANCE"). If the balance of the Reserve Account shall at any time during such period be reduced to less than the Minimum Reserve Balance (such amount below the Minimum Reserve Balance being referred to herein as the "Deficit"), then each Seller other than the Seller's Representative shall, within five days of such Seller's receipt of notice from the Sellers' Representative, deliver by check or wire transfer of immediately available funds to the Sellers' Representative or the Reserve Account such Seller's Reserve Account Percentage Interest of the Deficit.

          (c) Any funds remaining in the Reserve Account as of June 30, 2004 (the "RESERVE TERMINATION DATE") shall be distributed to the Sellers, other than the Seller's Representative, in accordance with each Seller's Reserve Account Percentage Interest, PROVIDED, that the Sellers' Representative may in its reasonable discretion authorize the distribution of all or part of the Reserve Account prior to the Reserve Termination Date. Notwithstanding the foregoing sentence, the Sellers' Representative shall retain in the Reserve Account, in accordance with the terms of this Agreement, any amount that the Sellers' Representative deems in its reasonable discretion to be necessary to satisfy any costs, fees, liabilities or expenses it expects to incur under this Agreement or any Principal Document (whether on its behalf or on behalf of the Sellers) in respect of its defense or settlement of any unresolved claims by the Buyer outstanding as of the Reserve Termination Date.

          (d) None of the Company, the Buyer or any of their respective Affiliates (other than the Sellers) shall have any responsibility or liability in respect of Section 9.9 or this Section 9.10 nor shall any of their rights under this Agreement or under any Principal Document be limited by such Sections. Each Seller other than the Sellers' Representative, pro rata in accordance with its Reserve Account Percentage Interest, shall indemnify and hold harmless the Company, the Buyer and each of their respective Affiliates against all claims, liabilities and expenses of whatever nature relating to any act or omission of the Sellers' Representative under

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Section 9.9 and this Section 9.10 or relating to the establishment and administration of the Reserve Account.

                                    ARTICLE X

                                   CONDITIONS

          Section 10.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY. The respective obligations of each party hereto to effect the Ancillary Transactions, the AAS Acquisition, the Brink Acquisition, the transfer of the Purchased Company Securities, the Rollover and otherwise effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

          (a) NO INJUNCTION. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated or enforced any statute, rule, regulation, executive order, decree, judgment, preliminary or permanent injunction or other order which is in effect and which prohibits, enjoins or otherwise restrains the consummation of the Transaction; PROVIDED, that the parties shall use commercially reasonable efforts to cause any such decree, judgment, injunction or order to be vacated or lifted.

          Section 10.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLERS. The obligation of the Sellers to effect the Ancillary Transactions, the AAS Acquisition, the Brink Acquisition, the transfer of the Purchased Company Securities, the Rollover and otherwise effect the Transaction is also subject to the satisfaction at or prior to the Closing Date of each of the following additional conditions, unless waived in writing by the Sellers' Representative:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Buyer contained in Article V shall, individually and in the aggregate, be accurate in all material respects as of the Closing Date as though restated on and as of such date; PROVIDED, that any representation or warranty which, by its terms, is made as of a date specified therein, shall be accurate in all material respects as of such date; PROVIDED, FURTHER that such representations or warranties as are qualified by materiality, Material Adverse Effect, or comparable qualifications therein shall, individually and in the aggregate, be accurate in all respects, except for any such qualifications that directly relate to the scheduling, furnishing or availability of reports, documents or written agreements.

          (b) COMPLIANCE WITH COVENANTS. The Buyer shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants, contained in this Agreement to be performed or complied with by it prior to or at the Closing Date (except that the Buyer shall have performed such covenants as are qualified by materiality, Material Adverse Effect or any comparable term in all respects).

          (c) OFFICER'S CERTIFICATES. The Sellers shall have received such certificates of the Buyer, dated the Closing Date and signed by an executive officer of the Buyer, to evidence satisfaction of the conditions set forth in this Article X (insofar as each relates to the Buyer).

          (d) SECRETARY'S CERTIFICATE. The Buyer shall have delivered to Sellers (i) a copy of the Certificate of Formation, including all amendments thereto, of the Buyer, certified by

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the appropriate official of its jurisdiction of incorporation and (ii) a certificate from the jurisdiction of formation to the effect that the Buyer is in good standing in such jurisdiction and listing all Organizational Documents of the Buyer on file in such jurisdiction.

          (e) PRINCIPAL DOCUMENTS. To the extent not otherwise executed and delivered to the applicable Sellers on the date of this Agreement, the Buyer shall have executed and delivered (or shall have caused the Subsidiary or Subsidiaries of the Buyer that are obligated under the Principal Documents, as applicable, to execute and deliver) the Principal Documents to the Sellers party to each such Principal Document.

          (f) PURCHASE PRICE. Such Seller shall have received in the aggregate, his, her or its Aggregate Cash Proceeds.

          (g) NEW UNITS; NEW OPTIONS. The Buyer shall have issued to each Rollover Seller documentation governing the New Units, if any, and New Options being issued to such Rollover Seller.

          (h) PROMISSORY NOTES; GUARANTEES. The Promissory Note Obligors shall have executed and delivered to each Seller a Promissory Note representing such Seller's pro rata portion (in accordance with their respective Percentage Interests) of the Promissory Notes. The CHP IV Bridge Note Guarantors shall have executed and delivered to each Seller the Subordinated Guarantee.

          Section 10.3 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BUYER. The obligation of the Buyer to effect the Brink Acquisition, the Ancillary Transactions, the AAS Acquisition, the transfer of the Purchased Company Securities, the Rollover and otherwise effect the transactions contemplated hereby is also subject to the satisfaction at or prior to the Closing Date of each of the following additional conditions, unless waived in writing by the
Buyer:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Sellers and the Company contained in Articles III and IV shall, individually and in the aggregate, be accurate in all material respects; PROVIDED, that any representation or warranty which, by its terms, is made as of a date specified therein, shall be accurate in all material respects as of such date; PROVIDED, FURTHER that such representations or warranties as are qualified by materiality, Material Adverse Effect, or comparable qualifications therein shall, individually and in the aggregate, be accurate in all respects, except for any such qualifications that directly relate to the scheduling, furnishing or availability of reports, documents or written agreements.

          (b) COMPLIANCE WITH COVENANTS. Each Seller and the Company shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants, contained in this Agreement to be performed or complied with by him, her or it prior to or on the Closing Date (except that each Seller and the Company shall have performed such covenants as are qualified by materiality, Material Adverse Effect or any comparable term in all respects).

          (c)     RESERVED.

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          (d)     SECRETARY'S CERTIFICATE. Without giving effect to the Brink
Acquisition or the Ancillary Transactions, the Company shall have delivered to the Buyer, except for such items set forth on Schedule 10.3(d) (i) a copy of the Certificate of Formation, certificate of incorporation or comparable Organizational Document, including all amendments thereto, for the Company and each of its Subsidiaries, certified (if applicable) by the appropriate official of its jurisdiction of formation or incorporation; (ii) a certificate from the appropriate jurisdiction of formation or incorporation to the effect that the Company and each Subsidiary of the Company is in good standing in such jurisdiction and listing all charter documents of the Company and each Subsidiary of the Company on file in such jurisdiction or such comparable documentation (if any) as is customarily provided in transactions of this type for Subsidiaries of the Company that are formed outside of the United States;
(iii) a certificate from the appropriate official in each jurisdiction in which the Company and each Subsidiary of the Company is qualified to do business to the effect that the Company and each Subsidiary of the Company is in good standing in such state or such comparable documentation (if any) as is customarily provided in transactions of this type for Subsidiaries of the Company that are formed outside of the United States; in each case, dated as of a date not more than twenty Business Days prior to the Closing Date and (iv) a copy of the operating agreement, bylaws or other comparable Organizational Document for the Company and each Subsidiary of the Company.

          (e) RESIGNATIONS. The Buyer shall have received resignations, dated and effective as of the Closing Date, of the individual directors, officers and managers of the Company and its Subsidiaries identified to the Sellers' Representative prior to the Closing Date.

          (f) OPINION. The Buyer shall have received an opinion of O'Melveny & Myers LLP, in form and substance as is customarily delivered in similar transactions.

          (g) DEBT. Subject to the application therefor of the funds to be obtained in the financings being provided under the Financing Documents, the Sellers shall have paid, or caused the Company or its Subsidiaries to pay, or shall have assumed full and complete liability for the outstanding balance of the Indebtedness for borrowed money of the Company and its Subsidiaries listed on Schedule 6.2, and each holder of secured indebtedness and other obligations as has been so paid or assumed shall have fully released all Liens on any assets of the Company and its Subsidiaries, and Buyer shall have received evidence thereof reasonably satisfactory to it. All loans and advances from the Company or any of its Subsidiaries, as of immediately prior to the Closing Date and without giving effect to the Brink Acquisition or the Ancillary Transactions, to Sellers shall have been repaid or released.

          (h) FINANCING. The Buyer or one or more of its Affiliates shall have obtained at or prior to the Closing (i) $140 million in senior debt financing and (ii) $55 million in senior subordinated debt financing.

          (i) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there shall not have occurred any event or circumstance that, alone or together with other such events and circumstances, has had or could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the Company's or any Seller's performance hereunder.

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

          (j) LETTER OF CREDIT. Subject to the application therefor of the funds to be obtained in the financings being provided under the Financing Documents, the Sellers shall have cash collateralized the Gibbs Letter of Credit in accordance with Section 8.10.

          (k) DELIVERY OF EQUITY INTERESTS. The Sellers shall deliver to the Buyer or its designee any certificates or other written documents or instruments representing any of the Company Securities (including any Units or Warrants that have not vested and are being terminated at Closing, which shall be delivered to the Buyer without additional consideration therefor) or duly executed affidavits of loss and indemnities in the form previously furnished to the Buyer or its counsel with respect to Company Securities, the Company shall cause AAS Holdings to deliver to Holdings BV or its designee any certificates or other written documents or instruments representing any of the Brink Securities and, to the extent requested by Buyer for the purpose of effecting the transactions contemplated by the Financing Documents, the Company shall deliver to the Buyer or its designee any certificates, documents or instruments representing any outstanding shares of capital stock or equity interests in the Company's Subsidiaries, and any certificates, documents or instruments representing any options, warrants or other rights to acquire any shares of capital stock or other equity interests of the Company's Subsidiaries, duly endorsed for transfer or accompanied by executed transfer documentation.

          (l) EBITDA. The Adjusted Consolidated EBITDA, as derived by the Buyer in accordance with the definition thereof, from the December 31, 2002 Audited Financial Statements, for the year ended December 31, 2002 shall be at least $46,000,000.00.

          (m) ESTIMATED CASH BALANCES. The Estimated Cash Balances as of the Closing Date, as certified in writing by the Company's Chief Financial Officer to the Buyer pursuant to Section 2.3(c)(i)(C), shall be at least $2,500,000.

                                   ARTICLE XI

                                   TERMINATION

          Section 11.1 TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

          (a) by mutual written consent of the Sellers' Representative and the Buyer; or

          (b) by either the Sellers' Representative or the Buyer, if (i) the transactions contemplated hereby shall not have been consummated by 5:00 p.m. Eastern time on the Termination Date, (ii) any Law promulgated or enacted by any Governmental Entity after the date of this Agreement which prohibits the consummation of the transactions contemplated hereby shall be in effect.

          Section 11.2 EFFECT OF TERMINATION. In the event of any termination of this Agreement pursuant to Section 11.1, this Agreement forthwith shall become void and of no further force or effect, and no party hereto (or any of its Affiliates, directors, officers, agents or representatives) shall have any liability or obligation hereunder, except in any such case (i) in accordance with Sections 6.14, 8.4 and 12.5, which shall survive any such termination and
(ii) to

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the extent such termination results from the breach by such party of any of its covenants or agreements contained in this Agreement.

                                   ARTICLE XII

                                  MISCELLANEOUS

          Section 12.1 APPOINTMENT OF SELLERS' REPRESENTATIVE. (a) Each of the Sellers does hereby make, constitute and appoint JP Morgan (the "SELLERS' REPRESENTATIVE"), as his, her or its agent, to act in his, her or its name, place and stead, as such Seller's attorney-in-fact, to execute and deliver all documents necessary or desirable to carry out the intent of this Agreement and any other agreements contemplated by this Agreement (including the Principal Documents), to make all elections or decisions contemplated by this Agreement and any other agreements contemplated by this Agreement (including the Principal Documents) including, the initiation or defense of claims for indemnification hereof, and to give and receive on behalf of Sellers any and all notices from or to any Seller or Sellers hereunder, and does hereby give and grant unto the Sellers' Representative the power and authority to do and perform each such act and thing whatsoever that the Sellers may or are required to do pursuant to this Agreement and all of the Principal Documents (including the Escrow Agreement and any agreements in furtherance of Section 8.10 of this Agreement) and all other documents and agreements executed and delivered by Sellers in connection with this Agreement (including the Principal Documents), and to amend, modify or supplement any of the foregoing in each such Seller's name, place and stead, as if such Seller had personally done such act, and JP Morgan as Sellers' Representative hereby accepts such appointment. The death, incapacity, dissolution, liquidation, insolvency or bankruptcy of any Seller shall not terminate such appointment or the authority and agency of the Sellers' Representative. The power-of-attorney granted in this Section is coupled with an interest and is irrevocable. Sellers' Representative may resign at any time by giving written notice thereof to the Sellers and Buyer. If at any time hereafter the Sellers' Representative shall resign or otherwise become incapable of acting as Sellers' Representative, a successor Sellers' Representative shall be elected by the affirmative vote of a majority-in-interest of the Sellers or their representatives, in accordance with their respective Percentage Interests. Any such resignation shall be effective upon the appointment or election of such successor and the acceptance of such appointment or election by such successor. Every successor Sellers' Representative appointed hereunder shall execute, acknowledge and deliver to Buyer and each other Seller, an instrument in writing, reasonably satisfactory to the Sellers and Buyer, accepting such appointment hereunder, and thereupon such successor Sellers' Representative, without any further act, shall become fully vested with all the rights, immunities and powers and shall be subject to all of the duties and obligations, of its predecessor. Sellers agree jointly and severally to indemnify, defend and hold harmless the Sellers' Representative from and against any and all loss, damage, liability and expense that may be incurred by the Sellers' Representative arising out of or in connection with his acceptance or appointment as Sellers' Representative under this Agreement (except such as may result from the Sellers' Representative's bad faith), including the legal costs and expenses of defending itself against any claim or liability in connection with his performance under this Agreement and all other documents and agreements executed and delivered by Sellers' Representative in connection with this Agreement.

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          (b)     RELIANCE. Each party hereto shall be entitled to rely
exclusively upon any communication given or other action taken by the Sellers' Representative on behalf of the Sellers pursuant to this Agreement, and shall not be liable for any action taken or not taken in good faith reliance on a communication or other instruction from the Sellers' Representative on behalf of the Sellers.

          (c) LIMITATION ON LIABILITY. The Sellers' Representative shall have no liability whatsoever to the Sellers or any person claiming by, through or under them, for or in respect of any of its acts or omissions, except only for its bad faith.

          (d) ADDITIONAL LIMITATION. Notwithstanding the foregoing, the Sellers' Representative, each Seller and the Buyer expressly acknowledge that the Sellers' Representative shall have no authority or responsibility to act on behalf of any Seller in connection with any claim, action or proceeding initiated against such Seller pursuant to a breach by such Seller of such Seller's individual representations, warranties or covenants hereunder.

          (e) DELIVERIES TO SELLERS' REPRESENTATIVE. The Seller's Representative may, but shall not be obligated to, request in writing to the Buyer that the Buyer make all or any payments, distributions and deliveries to the Sellers required under this Agreement and any of the Principal Documents to the Sellers' Representative. If such written request is made to the Buyer, the Sellers' Representative shall be solely responsible to distribute any such payments, distributions or deliveries to each of the Sellers in accordance with the terms of this Agreement or the relevant Principal Document.

          Section 12.2 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or sent by fax (with immediate confirmation) or nationally recognized overnight courier service, as follows:

          (a)     if to the Buyer, to:

          CHAAS Acquisitions, LLC
          c/o Castle Harlan, Inc.
          150 E. 58th Street
          New York, New York  10155
          Attn: Marcel Fournier and Howard Weiss
          Fax:  (212) 207-8042

          with a copy to (which shall not constitute notice):

          Schulte Roth & Zabel LLP
          919 Third Avenue
          New York, New York  10022
          Attn: Andre Weiss, Esq.
          Fax:  (212) 593-5955

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          (b)     if to the Company, to:

          Advanced Accessory Systems, LLC
          12900 Hall Road
          Suite 200
          Sterling Heights, Michigan 48313
          Attn: Chief Executive Officer
          Fax:  (586) 997-6868

          with a copy to (which shall not constitute notice):

          CHAAS Acquisitions, LLC
          c/o Castle Harlan, Inc.
          150 E. 58th Street
          New York, New York  10155
          Attn: Marcel Fournier and Howard Weiss
          Fax:  (212) 207-8042

          and

          Schulte Roth & Zabel LLP
          919 Third Avenue
          New York, New York  10022
          Attn: Andre Weiss, Esq.
          Fax:  (212) 593-5955


          (c)     if to Sellers' Representative:

          J.P. Morgan Partners (23A SBIC), LLC
          c/o J.P. Morgan Partners, LLC
          1221 Avenue of the Americas
          New York, New York 10020
          Attention: Official Notices Clerk
          Fax:  (212) 899-3401

          with a copy to (which shall not constitute notice):

          O'Melveny & Myers LLP
          30 Rockefeller Plaza
          New York, New York 10112
          Attn: Ilan Nissan, Esq.
          Fax:  (212) 408-2420

          (d) if to any Seller, at the address of such Seller as specified on Schedule A

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or to such other Person or address or facsimile number as either party shall specify by like written notice to the Company, Buyer and Sellers'
Representative, as applicable (any such notice of a change of address to be effective only upon actual receipt thereof).

          Section 12.3 ENTIRE AGREEMENT. This Agreement (including the Principal Documents, any Schedules, Annexes and Exhibits hereto and thereto, which are an integral part hereof), together with the other agreements contemplated by this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements and undertakings between any of the parties hereto with respect to the subject matter hereof, including, without limitation, the Letter of Intent, dated as of February 13, 2003, among the Company, the Buyer and the Sellers Representative.

          Section 12.4 ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned, in whole or in part, by any party (whether by operation of law or otherwise) without the prior written consent of the other parties hereto (it being understood that the Sellers' Representative may consent on behalf of all Sellers); any attempted assignment in violation of this Section 12.4 shall be void; PROVIDED, HOWEVER, that upon the consummation of a Change in Control that does not involve a transfer or sale of equity interests in the Buyer, the Buyer shall cause any acquiror, buyer or surviving entity to assume its obligations hereunder (including pursuant to Section 2.4) and pursuant to any documents executed and delivered in connection therewith and the Buyer may assign, without the consent of any other party hereto, the rights of the Buyer hereunder; PROVIDED, FURTHER, HOWEVER, that (a) the Buyer may assign any of its rights, benefits or obligations hereunder to an Affiliate of the Buyer provided that no such assignment shall relieve the Buyer of its obligations hereunder and (b) the Buyer and the Sellers acknowledge and agree that the rights, benefits and obligations of the Company under this Agreement may be assigned to the existing lenders of the Company or its Subsidiaries. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns (including, in the case of the Buyer, any Person into which the Buyer's Equityholders contribute or otherwise transfer their equity interests, whether pursuant to Section 351 of the Code or otherwise). Nothing in this Agreement, expressed or implied, is intended to confer on any Person, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. Notwithstanding anything to the contrary in this Section 12.4, each of Buyer and the Company (after Closing) may, in their respective sole discretion, assign their respective rights under this Agreement to their respective financing institutions.

          Section 12.5 FEES AND EXPENSES. Except as otherwise expressly set forth herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, fees and disbursements of counsel, financial advisors and accountants) shall be borne by the party which incurs such cost or expense or by the Sellers, in the case of fees, costs and expenses incurred by the Company to the extent not otherwise reflected as a current liability in the final determination of Adjusted Working Capital; PROVIDED, HOWEVER, if the transaction contemplated hereby is consummated (a) the Buyer shall or

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shall cause the Company or one or more of its other Subsidiaries to pay the
Company Transaction Expenses at Closing and (b) the expenses of the Buyer shall be paid by the Company or one or more of its other Subsidiaries at Closing; PROVIDED, FURTHER, that any filing fees associated with any Investment Canada Act filing and the Czech Competition Act filing shall be paid by the Buyer.

          Section 12.6 AMENDMENTS. This Agreement may be amended or waived only by an instrument, in writing signed on behalf of each of the Buyer and the Sellers' Representative.

          Section 12.7 WAIVERS. At any time prior to the Closing Date, the Sellers' Representative, on the one hand on behalf of the Sellers, or the Buyer, on the other hand, may, to the extent legally allowed, (a) extend the time specified herein for the performance of any of the obligations or other acts of the other, (b) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto or (c) waive compliance by the other with any of the agreements or covenants of such other party contained herein. Any such extension or waiver shall be valid only if set forth in a written instrument signed by the party to be bound thereby. No such extension or waiver shall constitute a waiver of, or estoppel with respect to, any subsequent or other breach or failure to strictly comply with the provisions of this Agreement. The failure of either party to insist on strict compliance with this Agreement or to assert any of its rights or remedies hereunder or with respect hereto shall not constitute a waiver of such rights or remedies.

          Section 12.8 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any court of competent jurisdiction, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated thereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

          Section 12.9 CAPTIONS. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 12.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. This Agreement shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party (or, to the Sellers'
Representative, on behalf of the Sellers).

          Section 12.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflicts of law to the contrary.

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          Section 12.12 CONSENT TO JURISDICTION. Each of the parties irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the borough of Manhattan in the City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding in connection with this Agreement and the transactions contemplated hereby. Each of the parties agrees not to bring any suit, action or proceeding against the other party in connection with this Agreement and the transactions contemplated hereby in any court other than the United States District Court for the Southern District of New York located in the borough of Manhattan in the City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts referred to above, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          Section 12.13 LIMITATIONS OF REMEDIES. None of the parties hereto shall be liable to any other for profits lost, punitive damages or any claim based upon any multiplier of the Company's earnings before interest, tax, depreciation or amortization or any similar valuation metric (including any deficiency in Adjusted Consolidated EBITDA); PROVIDED, that nothing in this
Section 12.13 shall preclude any recovery by an Indemnified Party against an Indemnifying Party for Losses arising from Third Party Claims for lost profits or for punitive damages. Except for certain equitable remedies expressed in this Agreement as available to the parties in connection with a breach of applicable provisions hereof, the parties hereby acknowledge and agree that, from and after Closing, their sole and exclusive remedy for any claim of Losses resulting from a breach by any other party's representations, warranties, covenants or agreements made herein or the failure by any party to perform its or his obligations under this Agreement shall be a claim under and pursuant to
Article IX.

          Section 12.14 CURRENCY TRANSLATION. All amounts denominated in currencies other than the dollar shall be translated into dollars, (a) as to any calculation as of the Closing Date, as follows: 1.0773 dollar to 1 Euro and 1.45 dollar to 1 Canadian Dollar and (b) as to any calculation as of any other relevant determination date, at the exchange rates then published in the Wall Street Journal.

          Section 12.15 FURTHER ASSURANCES. Each party shall execute and deliver any certificates or affidavits (to the extent such party is capable of delivering any such certificate or affidavit) and provide such information and data (to the extent available and not proprietary), as the other party may reasonably request in order to carry out the intent and accomplish the purpose of this Agreement and the consummation of the Transaction.

          Section 12.16 BUYER OBLIGATIONS. The Buyer agrees that if it does not have funds sufficient to make any payment due to the Sellers at the time such payment is due, it shall cause one or more of its Subsidiaries to distribute or lend sufficient funds to the Buyer to make such payment or shall cause such Subsidiary or Subsidiaries to make such payment on the Buyer's behalf; PROVIDED that the foregoing obligation on the part of such Subsidiaries shall not apply to the extent that (a) such loan or payment is not permitted by applicable Law or (b) the making of any such payments would cause or result in a default or an event of default under any Buyer Credit Agreement, PROVIDED the Buyer shall have exercised commercially reasonable efforts to avoid any such result and, in either case, (c) an opinion of counsel to such effect (other than as to the foregoing proviso), reasonably acceptable to Sellers' Representative, is delivered to Sellers' Representative.

                                      * * *

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        COMPANY:

                                        ADVANCED ACCESSORY SYSTEMS, LLC


                                        By:  /s/ Terence C. Seikel
                                            ----------------------------------
                                        Name:  Terence C. Seikel
                                        Title: Chief Executive Officer

                                        BUYER:

                                        CHAAS ACQUISITIONS, LLC


                                        By: /s/ Marcel Fournier
                                            ----------------------------------
                                        Name:  Marcel Fournier
                                        Title: Senior Vice President

                                        SELLERS:

                                        J. P. MORGAN PARTNERS (23A SBIC), L.L.C.
                                        By: J. P. Morgan Partners
                                        (23A SBIC Manager), Inc.,
                                        its Managing Member (as Seller and as
                                        Sellers' Representative)


                                        By:  /s/ Donald Hoffman
                                            ----------------------------------
                                        Name: Donald Hoffman
                                        Title:

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        /s/ F. Alan Smith
                                        --------------------------------------
                                        F. Alan Smith

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        THE F. ALAN SMITH FAMILY LIMITED
                                        PARTNERSHIP

                                        By: /s/ F. Alan Smith
                                            ----------------------------------
                                        Name: F. Alan Smith
                                        Title: General Manager of General
                                               Partner

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        THE BANDUCCI FAMILY, LLC


                                        By /s/ Barry R. Banducci
                                           -----------------------------------
                                        Name: Barry R. Banducci
                                        Title: Manager

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        /s/ Barry R. Banducci
                                        --------------------------------------
                                        Barry Banducci

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        /s/ Richard E. Borghi
                                        --------------------------------------
                                        Richard E. Borghi

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        /s/ Gerard Jacobus Brink
                                        --------------------------------------
                                        Gerard Jacobus Brink

Seen for legalization of the signature of Mr. Gerard Jacobus Brink, living at ______________________, by me, Maitre _____________________
civil-law notary, practising at ______________________, Belgium.

Signed at ____________________________

____________________________

                                        /s/ Koop Brink
                                        --------------------------------------
                                        Koop Brink

Seen for legalization of the signature of Mr. Koop Brink, living at ______________________, by me, Maitre _____________________
civil-law notary, practising at ______________________, Belgium.

Signed at ____________________________

____________________________

                                        /s/ Jan Willem Brink
                                        --------------------------------------
                                        Jan Willem Brink

Seen for legalization of the signature of Mr. Jan Willem Brink, living at ______________________, by me, Maitre _____________________
civil-law notary, practising at ______________________, The Netherlands.

Signed at ____________________________

____________________________


------------------------------
        Notary Public

                                        LAVERNE A. FARRIS TRUST


                                        By: /s/ Laverne A. Farris
                                            ----------------------------------
                                        Name: Laverne A. Farris, Trustee
                                        Title: Laverne A. Farris Trust

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        /s/ Craig A. Stapleton
                                        --------------------------------------
                                        Craig A. Stapleton

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        /s/ Barbara A. Rushing
                                        --------------------------------------
                                        Barbara A. Rushing

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        /s/ Winston P. Fowler
                                        --------------------------------------
                                        Winston P. Fowler

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        /s/ Paul J. Biegansky
                                        --------------------------------------
                                        Paul J. Biegansky

[Notarial Seal for Mr. Biegansky
attached hereto]

                                        /s/ Terence C. Seikel
                                        --------------------------------------
                                        Terence C. Seikel

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        /s/ Robert L. Fisher
                                        --------------------------------------
                                        Robert L. Fisher

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        /s/ Roger T. Morgan
                                        --------------------------------------
                                        Roger T. Morgan

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        /s/ Gerrit de Graaf
                                        --------------------------------------
                                        Gerrit de Graaf

Seen for legalization of the signature of Mr. Gerrit DeGraaf, living at ______________________, by me, Maitre _____________________
civil-law notary, practising at ______________________, The Netherlands.

Signed at ____________________________

____________________________

                                        /s/ Wim Rengelink
                                        --------------------------------------
                                        Wim Rengelink

Seen for legalization of the signature of Mr. Wim Rengelink, living at ______________________, by me, Maitre _____________________
civil-law notary, practising at ______________________, The Netherlands.

Signed at ____________________________

____________________________

                                        /s/ Bryan Fletcher
                                        --------------------------------------
                                        Bryan Fletcher

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        INTERNATIONAL MEZZANINE
                                        CAPITAL, B.V.


                                        By: /s/ Jacobus Schouten
                                           -----------------------------------
                                        Name: Jacobus Schouten
                                        Title: Managing Director

SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                        IPA MTECH INVESTORS, LLC


                                        By:/s/ Stephen E. Adamson
                                           -----------------------------------
                                        Name: Stephen E. Adamson
                                        Title: Member


SUBSCRIBED AND SWORN TO
BEFORE ME THIS ___th DAY OF
APRIL 2003.


------------------------------
        Notary Public

                                     ANNEX I

          All Article and Section numbers used in this Agreement refer to Articles and Sections of this Agreement unless otherwise specifically described.

          "9 3/4% NOTES" means the 9 3/4% Series B Senior Subordinated Notes due 2007 issued pursuant to the Indenture.

          "AAS CAPITAL" means AAS Capital Corporation, a Delaware corporation.

          "ADJUSTED CONSOLIDATED EBITDA" means, for any period, the net income (or net loss) of (x) with respect to any determination to be made in respect of periods on or prior to the Closing, the Company and its consolidated Subsidiaries and (y) with respect to any determination to be made in respect of periods after the Closing, the Buyer and its consolidated Subsidiaries, determined in accordance with GAAP, plus (a) any provision for (or less any benefit from) Income Taxes, (b) any deduction for interest expense, net of interest income and (c) depreciation and amortization expense (including the amortization of capitalized tooling that is customer owned and non-reimbursed), and as adjusted for the following items (to the extent that they are reflected in net income or net loss):

          (i) elimination of: (A) all extraordinary gains and losses determined in accordance with GAAP (APB 30), (B) gains and losses from sales or dispositions of property and equipment or other fixed assets, (C) all non-recurring income and expense items not incurred in the ordinary course of business to the extent included in the determination of net income for the relevant determination period and (D) foreign currency transaction gains and losses, to the extent included in the determination of net income for the relevant determination period;

          (ii) add-back for all management fees (but not reimbursed or advanced expenses) paid or accrued to the members of the Castle Harlan Group, pursuant to the Management Agreement or otherwise and all expenses of the Buyer or any member of the Castle Harlan Group that were paid by the Company in connection with the Transaction and all transactions occurring in connection with the Closing to the extent such expenses are included in the determination of net income for the relevant determination period;

          (iii) elimination of any income statement impact from a change in the value of redeemable warrants;

          (iv) elimination of any income statement impact from the reserve established by the Company in connection with the G3.0 Model Recall on the December 31, 2002 Audited Financial Statements and, in respect of financial statements covering periods after December 31, 2002, to the extent Losses arising from the G3.0 Model Recall are actually paid for or reimbursed by the Sellers or are subject to a continuing obligation of indemnification of the Sellers pursuant to Article IX under which the Sellers are not in default;

          (v) elimination of any income statement impact on the December 31, 2002 Audited Financial Statements from the payment actually made in the 2002 calendar year by SportRack gmbh of $517,000 to the German Taxing Authorities in respect of withholding taxes that had not been paid in respect of Paul Biegansky's employment during the 1999, 2000 and 2001 calendar years; and

          (vi) elimination of any income statement impact in respect of fees and expenses of law firms, accounting firms and other advisors paid or accrued by the Company in connection with the negotiation of the Transaction on the December 31, 2002 Audited Financial Statements and, in respect of financial statements covering periods after December 31, 2002, to the extent such fees and expenses are taken into account in computing Net Indebtedness as of the Closing Date or are otherwise treated as current liabilities in the determination of Adjusted Working Capital.

Each of the financial accounting terms in this definition of Adjusted Consolidated EBITDA shall be determined in accordance with GAAP, to the extent such items are addressed by GAAP.

          "ADJUSTED WORKING CAPITAL" has the meaning specified in Exhibit J hereto.

          "AFFILIATE" means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person (it being understood that a Person shall be deemed to "control" another Person, for purposes of this definition, if such Person directly or indirectly has the power to direct or cause the direction of the management and policies of such other Person, whether through holding beneficial ownership interests in such other Person, through contracts or otherwise). For purposes of an individual, an Affiliate of such individual shall also mean any family member of such individual or a Person owned 10% or more by such individual.

          "AGGREGATE CONSIDERATION" shall mean $260,000,000.

          "BENEFIT PLAN" means each retirement, pension, savings, bonus, stock purchase, profit sharing, stock option, deferred compensation, severance or termination pay, insurance, death, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, vacation, incentive or other compensation plan or arrangement or other employee benefit that the Company and its Subsidiaries maintain, as of immediately prior to the Closing Date, without giving effect to the Transaction, or to which the Company and its Subsidiaries contributed or are required to contribute, as of immediately prior to the Closing Date, without giving effect to the Transaction, for the benefit of any of its employees or former employees (or dependents or beneficiaries thereof) (or as to which the Company and it Subsidiaries may otherwise have any liability, including, but not limited to, any pension plan ("PENSION PLAN") as defined in Section 3(2) of ERISA, any welfare plan as defined in Section 3(1) of ERISA, any Foreign Pension Plan or any program administered by a Governmental Entity, whether funded, insured or self-funded or whether written or oral (it being understood that references to the Company and its Subsidiaries in this definition shall be without giving effect to the Brink Acquisition or the Ancillary Transactions).

          "BRINK TAX AUDIT" means the item identified under the heading "Brink International" in Schedule 4.13(e).

          "BUSINESS" means the business as conducted by the Company, through Subsidiaries, joint ventures, consortiums or other arrangements, relating to the manufacturing, distribution or provision of towing and rack systems, trim, rails and exterior accessories for the automotive original equipment manufacturer market and the automotive aftermarket and secondary market (it being understood that references to the Company and its Subsidiaries in this definition shall be as of immediately prior to the Closing Date and without giving effect to the Transaction).

          "BUSINESS DAY" shall mean any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in New York, New York.

          "BUYER SCHEDULED INDEMNIFIABLE LIABILITIES" means each of the items set forth on Schedule 9.3(f).

          "BUYER TAXES" shall mean any Pre-Closing Tax or Interim Period Tax that would not have been imposed on the Company, a Subsidiary of the Company or any Seller but for (i) the occurrence of the Ancillary Transactions or (ii) any action taken by the Company or any of its Subsidiaries at the direction of the Buyer after the occurrence of the Closing that is not in the ordinary course of business except, in each case, for any such Tax that would not have been imposed but for the breach or inaccuracy of any representation or warranty of the Company in Article IV of the Agreement or any covenant made by the Company in this Agreement (it being understood for this purpose that the Company shall not be deemed to have made any representation or warranty under Section 4.13 hereof as to the treatment of intercompany accounts).

          "CASH EQUIVALENTS" shall mean (a) United States dollars, (b) cash denominated in foreign currencies based upon the exchange rate set forth in the Wall Street Journal on the Closing Date or other relevant date of determination,
(c) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition, (d) certificates of deposit with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year, and overnight bank deposits, in each case, with any Eligible Institution, (e) commercial paper rated, "P-1," "A-1" or the equivalent thereof by Moody's or S&P, respectively, and in each case maturing within 180 days after the date of acquisition, (f) shares of money market funds that invest solely in United States dollars and securities of the types described in clauses (c) through (e), and (h) demand and time deposits and certificates of deposit with an Eligible Institution or with commercial banks insured by the Federal Deposit Insurance Corporation; PROVIDED, that the face amount of any outstanding uncashed checks written by (i) with respect to any determination to be made in respect of periods, on or prior to the Closing, the Company or any of its Subsidiaries and (ii) with respect to any determination to be made in respect of periods after the Closing, the Buyer and its Subsidiaries, shall be deducted in the determination of Cash Equivalents to the extent not otherwise treated as a current liability in Adjusted Working Capital or any other relevant determination.

          "CASTLE HARLAN GROUP" means CHP IV, CHI and any other accounts or funds managed by CHI or any Affiliate of CHI (other than the Buyer and its Subsidiaries).

          "CHANGE IN CONTROL" means the initial event or series of events, other than, for the avoidance of doubt, the Transaction, in which:

          (a) any Persons who are not Equityholders as of the Closing Date shall become the direct or indirect beneficial owners (within the meaning of Section 13(d) of the Exchange Act) of equity interests in the Buyer which represent a majority of the voting power of all classes of equity interests of the Buyer taken together as one class, except pursuant to an underwritten Public Offering of such equity interests by the Buyer; or

          (b) there shall occur a sale or other disposition of all or substantially all of the assets of the Buyer, other than to the Buyer and/or to one or more Subsidiaries of the Buyer that are and that remain a corporation, partnership, association or other business entity of which securities or other ownership interests representing more than 50% of the equity and more than 50% of the ordinary voting power or more than 50% of the general partnership interests are owned by the Buyer or any Subsidiaries of the Buyer; or

          (c) so long as no Change in Control has occurred under clauses (a) or (b) above at such time, CHP IV, John K. Castle or Leonard M. Harlan shall cease to have the right to designate and elect a majority of the members of the Board of Managers of the Buyer; or

          (d)     a CHP IV Distribution has occurred.

          "CHI" means Castle Harlan, Inc., a Delaware corporation.

          "CHP IV" means Castle Harlan Partners IV, L.P., a Delaware limited partnership.

          "CHP IV DISTRIBUTION" shall mean the distribution by CHP IV of all of its equity interests in the Buyer (or the securities issued in respect thereof or in exchange therefor) to its limited partners, other than by reason of the dissolution, liquidation or termination of CHP IV.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMON UNITS" means the Buyer's common units and any other equity interests of the Buyer, the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any equity interests entitled to a preference.

          "COMPANY INTELLECTUAL PROPERTY" means all Intellectual Property used in, held for use in, or otherwise reasonably necessary for the operation of, the Business as currently conducted or contemplated.

          "COMPANY SECURITIES" means, collectively, the Units, Warrants and Options.

          "COMPANY TRANSACTION EXPENSES" shall mean the aggregate amount of fees and expenses payable by the Company or any of its Subsidiaries (and, pursuant to this Agreement, if the Closing occurs, the Sellers) that are due and unpaid at Closing to First Union Securities, Inc., PricewaterhouseCoopers, LLP, O'Melveny & Myers LLP, Honigman, Miller, Schwartz & Cohn LLP, and other legal, financial, accounting and auditing advisors to the Company or its Subsidiaries and the Sellers.

          "CONSISTENTLY APPLIED" has the meaning set forth on Exhibit J.

          "CONTINGENT PAYMENT AMOUNT" means $10,000,000.

          "CONTINGENT PAYMENT MEASUREMENT PERIOD" means any of the First Contingent Payment Measurement Period, the Second Contingent Payment Measurement Period and the Third Contingent Payment Measurement Period, as applicable.

          "CONTRACT" means, whether oral or in writing, any agreement, note, bond, mortgage, indenture, lease, Real Property Lease, Intellectual Property Contract or other contract.

          "CONTROLLED AFFILIATE" of any Person means any other Person with respect to which (a) the first Person directly or indirectly beneficially owns a majority of the participating or common equity securities or interests of such other Person or a majority of the interests in the profits of such other Person,
(b) a majority of the board of directors (or similar governing body) of which are elected or appointed, directly or indirectly, by the first Person or (c) the first Person directly or indirectly beneficially owns a majority of the securities or interests having the right to elect or appoint directors (or equivalent governing Persons) of such Person (or in the case of a Person which is not a corporation, having the equivalent voting power).

          "DESIGNATED CHP SALE" means a sale of equity interests or assets, directly or indirectly, of the Buyer, in a single transaction or a series of related transactions, that does not constitute a Change in Control under clauses
(a) or (b) of such definition in which the Castle Harlan Group sells to one or more unaffiliated third parties or, in the context of an asset sale where proceeds therefrom are distributed to member(s) of the Castle Harlan Group, where Castle Harlan Group member(s) receive payments (excluding in all cases, tax distributions and management fees paid or payable to members of the Castle Harlan Group) in respect of its equity interests in the Buyer, whether in the form of distributions, the redemption of equity interests, or the repayment or prepayment of Indebtedness held by members of the Castle Harlan Group that is, by its terms, convertible into or exercisable or exchangeable for equity securities of the Buyer or any of its Subsidiaries but excluding in all cases Indebtedness under the CHP IV Convertible Bridge Note outstanding on the date hereof, with a dollar value equal to at least one-third of its economic equity interest, whether in the form of Common Units, Preferred Units or otherwise, in the Buyer or any of its Subsidiaries as of the date of the sale (when combined with prior sales), it being understood and agreed that, for the avoidance of doubt, any benefit to the Buyer or any of its Subsidiaries arising from any Designated CHP Sale, including an increase in cash or Cash Equivalents or reduction in Indebtedness of the Buyer or any of its Subsidiaries, shall not constitute an "indirect" dividend, distribution or proceed to any member of the Castle Harlan Group; PROVIDED, HOWEVER, that in determining whether such one-third threshold has been satisfied, the value of the interests of the Castle Harlan Group shall be calculated based on the value allocated to such interests at the time such interests were sold in the Designated CHP Sale (with all interests of the same kind that were not sold in the Designated CHP Sale being calculated on the same basis) or, for any portion of the equity interests that has not been attributed a value that may be clearly extrapolated from the express provisions of the agreements or instruments governing the Designated CHP Sale, the price allocated to such interests at the time acquired.

          "DESIGNATED PUBLIC OFFERING" means a Public Offering that does not constitute a Change in Control in which or in connection with which the Castle Harlan Group has sold or has redeemed at least one-third of its economic equity interest, whether in the form of Common Units, Preferred Units or otherwise, in the Buyer or any of its Subsidiaries, (when combined with prior sales) as of the date of the Designated Public Offering; PROVIDED, HOWEVER, that in determining whether such one-third threshold has been satisfied, the value of the interests of the Castle Harlan Group shall be calculated based on the price allocated to any such interests at the time such interests were sold or redeemed in, or in connection with, the Designated Public Offering (with all interests of the same kind that were not sold in the Designated Public Offering being calculated on the same basis or, for any portion of the equity interests that have not been attributed a value that may be clearly extrapolated from the express provisions of the agreements or instruments governing the Designated Public Offering, the price allocated to such interests at the time acquired).

          "DESIGNATED SELLERS" means, collectively, all of the Sellers, other than JPMorgan and IPA MTech Investments, LLC.

          "DETERMINATION DATE" means the last day of each Contingent Payment Measurement Period; PROVIDED, that in the event of a Liquidity Event, the "Determination Date" shall mean the date that such Liquidity Event occurs.

          "ELIGIBLE INSTITUTION" means a commercial banking institution that has combined capital and surplus of not less than $500 million and that is rated "A" (or higher) according to Moody's or S&P at the time as of which any investment or rollover therein is made.

          "ENVIRONMENTAL CLAIMS" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, notice of violation, judicial or administrative proceeding, judgment, letter or communication from any Governmental Entity, or any third party involving actual or alleged violations of Environmental Laws, Handling of Hazardous Materials, or Releases of Hazardous Materials from or onto (a) any assets, properties or businesses of the Company or any of its Subsidiaries or any predecessor in interest, as of immediately prior to the Closing Date and without giving effect to the Transaction; (b) from or onto adjoining properties or businesses; or (c) from or onto any facilities which received Hazardous Materials generated or Handled by the Company or any of its Subsidiaries or any predecessor in interest, as of immediately prior to the Closing Date and without giving effect to the Transaction.

          "ENVIRONMENTAL LAWS" includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq., as amended; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. 6901 et seq., as amended; the Clean Air Act ("CAA"), 42 U.S.C. 7401 et seq., as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251 et seq., Toxic Substances Control Act ("TOSCA"), 15 U.S.C. 2601 et seq., as amended; the Federal Insecticide Fungicide and Rodenticide Act ("FIFRA") 7 U.S.C., 136 et seq., as amended; the Emergency Planning and Community Right to Know Act (Title III of SARA or "EPCRA"), 42 U.S.C. 11001 et seq., as amended; the Occupational Safety and Health Act ("OSHA"), 29 U.S.C. 655 et seq., and any other federal, provincial, state, local, municipal or foreign law, treaty, judicial decision, regulation, statute, rule, judgment, order, decree, injunction, permit or governmental restriction, other law or subordinate legislation or common law, ordinances, or regulatory codes of practice and equivalent controls, imposing liability or establishing standards of conduct for Handling of Hazardous Materials and the protection of health, safety and the environment or which have as a purpose or effect the protection or prevention of harm to the environment which are binding in relation to the business, facilities, operations, properties, assets and/or upon the Company and its Subsidiaries in any relevant jurisdiction in which the Company and its Subsidiaries has been or is operating (including by the export of its products, or its waste thereto) on or before Closing.

          "ENVIRONMENTAL LIABILITIES" means any monetary obligations, losses, liabilities (including strict liability), damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable out-of-pocket fees, disbursements and expenses of counsel, out-of-pocket expert and consulting fees and out-of-pocket costs for environmental site assessments, remedial investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any Environmental Claim filed by any Governmental Entity, Person or any third party which relate to any violations of Environmental Laws, Handling of Hazardous Materials, Remedial Actions, Releases or threatened Releases of Hazardous Materials from or onto (a) any property presently or formerly owned by the Company or any of its Subsidiaries or a predecessor in interest, or (b) any facility that received Hazardous Materials that were generated or Handled by the Company or any of its Subsidiaries or a predecessor in interest.

          "ENVIRONMENTAL LIEN" means any Lien in favor of any Governmental Entity for Environmental Liabilities.

          "ENVIRONMENTAL PERMITS" means any permits, licenses, certificates, exemptions, authorizations, registrations, consents, orders, filings, reporting or notice requirements, or approvals and any related agreement required by any Governmental Entity or under Environmental Laws.

          "EQUITYHOLDERS" means holders of equity interests of the Buyer or any member of the Castle Harlan Group and their respective Affiliates, but only to the extent the foregoing hold interests in the Buyer, the voting control over which interests is vested with an officer, director or senior employee of CHI.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA AFFILIATE" means any entity which, together with the Sellers or the Buyer, as the case may be, would be treated as a single employer under
Section 414(b), (c), (m) or (o) of the Code.

          "ESCROW AGREEMENT " means the escrow agreement among the Buyer, the Sellers' Representative and U.S. Bank & Trust Company, N.A. in substantially the form attached as Exhibit L hereto, as may be amended, modified or supplemented from time to time.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "FAIR VALUE" means, on any date specified herein (a) in the case of cash, the dollar amount thereof, (b) in the case of a security admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Market Price, (c) in the case of securities or property subject to a sale agreement, the implied fair market value thereof, to the extent such value may be clearly extrapolated from the express provisions of the agreements or instruments governing the sale or disposition of such securities or property and (d) in all other cases, the fair market value thereof as determined in good faith by the Buyer and consistent with the methodology used by CHP IV in reporting fair market value to its limited partners.

          "FIRST CONTINGENT PAYMENT MEASUREMENT PERIOD" means the period commencing on January 1, 2003 and ending on December 31, 2003.

          "FOREIGN PENSION PLAN" means any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained by the Company, any Subsidiary of the Company or any of the Company's Affiliates outside the United States of America for the benefit of employees of the Company or any of the Subsidiaries of the Company, as of immediately prior to the Closing Date without giving effect to the Transaction, residing outside the United States of America, which fund or similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "FRENCH FACILITY DISPOSITION " means the sale or disposition of the Company's real properties and buildings located at 49 route de Reims, Betheny (Marne) pursuant to the agreements and instruments attached to Schedule 4.33 hereto.

          "FRENCH FACILITY BUILDING SALE/LEASEBACK TRANSACTION" means the transaction pursuant to which SFEA Altus SARL sold the building constructed at the facility located at Plots 28 and 29, Les Naux, Betheny (Marne) Zone D'Activite and leased or rented such buildings pursuant to a leasing arrangement, the obligations under which shall constitute Indebtedness hereunder, all in accordance with the agreements and instruments attached to
Schedule 4.33 hereto.

          "FRENCH FACILITY EQUIPMENT SALE/LEASEBACK TRANSACTION" means the sale by SFEA Altus SARL of the equipment purchased by the Company or any of its Subsidiaries prior to or after Closing for use at the facility located at Plots 28 and 29, Les Naux, Betheny (Marne) Zone D'Activite and the subsequent leasing of such equipment, all in accordance with the agreements and instruments attached to Schedule 4.33 hereto.

          "FULLY-DILUTED BASIS" means with respect to any Person, all outstanding equity interests, whether vested or unvested and whether or not subject to a repurchase agreement and after giving effect to any additional equity interests of such Person issued or issuable upon the exercise, conversion or exchange of any options, warrants and other rights to acquire equity interests of such Person outstanding (whether or not vested), on or immediately prior to the Determination Date.

          "G3.0 MODEL RECALL" means the recall initiated by Volvo, Saab and Volkswagen prior to the Closing Date as set forth on the respective recall notices issued in or about July 2002.

          "GAAP" means US generally accepted accounting principles, Consistently Applied.

          "GIBBS LITIGATION" shall mean the legal proceeding captioned GIBBS V. ADVANCED ACCESSORY SYSTEMS, LLC, pending on appeal in the United States Court of Appeals for the Sixth Circuit, Docket No. 01-1740, from the matter captioned GIBBS V. ADVANCED ACCESSORY SYSTEMS, LLC in the United States District Court for the Eastern District of Michigan, Case Nos. 96-cv-71458 and 96-cv-73954 and any cause of action, suit, demand or claim (whether at law or in equity) or any proceeding resulting from a remand or reversal thereof or appeal therefrom.

          "GOVERNMENTAL AUTHORIZATION" shall mean any approval, license, franchise, consent, concession, order, registration, permit, waiver, or other authorization issued, granted, given, or otherwise made available by, from or under the authority of any Governmental Entity or pursuant to any legal requirement.

          "GOVERNMENTAL ENTITY" means any nation or government, any foreign, federal, state, province, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, court or arbitrator of competent jurisdiction, stock exchange board, bureau, instrumentality, agency, organization, self-regulatory authority or other entity exercising executive, legislative, judicial, taxing, regulatory, quasi-governmental or administrative powers or functions of or pertaining to government.

          "HANDLED" means any manner of generating, accumulating, storing, treating, disposing of, transporting, transferring, labeling, handling, manufacturing or using, as any of such terms may further be defined in any Environmental Law, of any Hazardous Materials.

          "HAZARDOUS MATERIALS" shall include, without regard to amount and/or concentration (a) any element, compound, or chemical that is defined, listed, regulated or otherwise classified as a contaminant, pollutant, irritant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical under Environmental Laws; (b) any waste regulated, defined, listed or otherwise classified by Environmental Laws, including, but not limited to hazardous waste, agricultural waste, recyclable materials, sludge, used oils, construction and demolition debris and solid waste, (c) petroleum, petroleum-based or petroleum-derived products; (d) polychlorinated biphenyls;
(e) any natural or artificial substance exhibiting a hazardous waste characteristic including but not limited to corrosivity, ignitibility, toxicity or reactivity as well as any radioactive or explosive materials; and (f) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products containing Hazardous Materials.

          "HEDGING AGREEMENT" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement, all as amended, supplemented or otherwise modified from time to time.

          "INCOME TAXES" means Taxes imposed upon, or measured by, net income.

          "INDEBTEDNESS" means, without duplication, with respect to any Person and its Subsidiaries (a) all indebtedness for borrowed money, (b) all obligations for the deferred purchase price of property and assets or services, other than those incurred in the ordinary course of business; (c) all obligations evidenced by notes, bonds, debentures or other similar instruments, or upon which interest payments are ordinarily made, (d) all capitalized lease obligations (including, in the case of the Company and its Subsidiaries, whether or not treated as a capitalized lease obligation under GAAP, the amounts representing the aggregate amount of the unpaid obligations under the lease entered into in connection with the French Facility Building Sale/Leaseback Transaction as set forth on Schedule 4.33), together with the accrued interest thereon through the relevant date of determination, which amounts, as of the Closing Date (and only for purposes of calculations made on such date) shall be $7,063,382, representing the dollar equivalent of EURO 6,556,560 based on the exchange rate set forth in Section 12.14, (e) all obligations under acceptance, standby letters of credit or similar facilities, (f) all matured obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any membership interests, shares of capital stock or other ownership or profit interest or any warrants, rights or options to acquire such membership interests, shares or such other ownership or profit interest (it being understood that, for purposes of this definition, redeemable warrants shall not constitute Indebtedness until the holder of any such warrant is entitled by its terms to require redemption thereof), (g) all obligations guaranteeing any Indebtedness, leases, dividends or other obligations, of any other Person in any manner, whether directly or indirectly, (h) all accrued interest of all obligations referred to in (a) - (g) and (i) all obligations referred to in (a)
- (h) of a third-party secured by any Lien on property or assets; PROVIDED, that Indebtedness shall exclude all intercompany Indebtedness among the Buyer and its Subsidiaries and shall include any premium, penalty or fee in respect of the payment, prepayment, defeasance, retirement or redemption of any Indebtedness, whether or not required (which, for purposes of the 9 3/4% Notes, shall mean the amount of the 4 7/8 premium associated with the redemption of the 9 3/4% Notes pursuant to Article III of the Indenture); PROVIDED, FURTHER, that the amount of the "other non-current assets" specifically referenced in subsection (j) of the definition of Net Indebtedness, representing on the Closing Date the dollar equivalent of EURO 862,872 (and only for purposes of calculations made on such date) hereunder outstanding on any relevant date of determination arising with respect to the French Facility Building Sale/Leaseback Transaction, together with accrued and unpaid interest thereon through the relevant date of determination, shall reduce the amount of Indebtedness in any relevant determination of Indebtedness after the Closing Date. For the avoidance of doubt, any unfunded portion (whether or not recorded in the books and records of the Company and its Subsidiaries) of any pension plan of the Company and its Subsidiaries, whether a U.S. Benefit Plan covered by Title IV of ERISA or a Foreign Pension Plan, shall not be considered part of Indebtedness.

          "INDENTURE" means that certain Indenture, dated as of October 1, 1997, among the Company and AAS Capital, as Issuers, the guarantors named therein, First Union National Bank, as Trustee, as amended, modified or supplemented from time to time.

          "INTELLECTUAL PROPERTY" means all domestic and foreign trademarks, service marks, brand names, d/b/a's, Internet domain names, business names, logos, symbols, trade dress, assumed names, fictitious names, trade names, all other indicia of origin, and all goodwill in connection with the foregoing; patents (including renewals, extensions and reissues), inventions (whether patentable or not), confidential and proprietary information, trade secrets, know-how, databases, customer lists, vendor and supplier lists; published and unpublished works of authorship, and copyrights (including renewals, extensions, restorations and reversions); and all applications (including divisions, continuations and continuations-in-part) and registrations for the foregoing, and all other intellectual property or proprietary rights.

          "INTERIM PERIOD" means, with respect to any Straddle Period, the portion of such Straddle Period that begins on the first day of such Straddle Period and that ends on the Closing Date.

          "INTERIM PERIOD TAXES" means, with respect to any Straddle Period, Taxes attributable to the Interim Period which shall be deemed to equal: (a) in the case of Taxes that are based upon or related to income or receipts, the amount that would be payable if the Straddle Period had ended on the Closing Date and the books of the Company and each of its Subsidiaries were closed as of the close of such date; (b) in the case of Taxes imposed on specific transactions or events, Taxes imposed on specific transactions or events occurring on or before the Closing Date; and (c) in the case of Taxes imposed on a periodic basis, or in the case of any other Taxes not covered by clause (a) or clause (b), the amount of such Taxes for the entire Straddle Period multiplied by a fraction (i) the numerator of which is the number of calendar days in the Interim Period and (ii) the denominator of which is the number of calendar days in the entire Straddle Period.

          "IRR" means the compounded internal rate of return to the Castle Harlan Group with respect to its investment in the Buyer and its Subsidiaries calculated for the period from the Closing to any Determination Date, based on the Original Equity Value, any Subsequent Equity Contribution and the Total Castle Harlan Group Equity Value (as though such Total Castle Harlan Group Equity Value were paid in full to the Castle Harlan Group on the relevant Determination Date), based on the following equation:

          Total Castle Harlan Group Equity Value = ((1 + IRR)(TO THE POWER OF n) X Original Equity Value) + ((1 + IRR)(TO THE POWER OF s) X Subsequent Equity Contribution) - ((1+IRR)(TO THE POWER OF t) X dividends, distributions on equity or redemption proceeds in respect of capital stock or other equity securities received, directly or indirectly, by the Castle Harlan Group (excluding in all cases, tax distributions and management fees paid or payable to members of the Castle Harlan Group pursuant to the Management Agreement, it being understood and agreed that, for the avoidance of doubt, any event or transaction inuring to the benefit of the Buyer or any of its Subsidiaries, including an increase in cash or Cash Equivalents or reduction in Indebtedness of the Buyer or any of its Subsidiaries, shall not constitute an "indirect" dividend, distribution or proceed to any member of the Castle Harlan Group)

          where n is the number of whole months from the date of Closing to the Determination Date, s is the number of whole months from the date of the applicable Subsequent Equity Contribution by the Castle Harlan Group in the Buyer or any of its Subsidiaries, without duplication, to the Determination Date and t is the number of whole months from the date of such dividend, distribution or redemption to the Determination Date.

          Furthermore, for purposes of calculating the Yearly Contingent Payment, the IRR shall be calculated by assuming (i) that the Yearly Allocable Contingent Payment becomes

Yearly Contingent Payment on a dollar by dollar basis so that the Yearly Allocable Contingent Payment will actually become Yearly Contingent Payment to the extent of that portion of the Yearly Allocable Contingent Payment that permits the IRR Target to be satisfied and (ii) that any equity interests of the Buyer, the vesting of which is contingent upon the Castle Harlan Group achieving a designated internal rate of return on its investment in the Buyer, shall be deemed to have fully vested as of the relevant Determination Date.

          "IRR TARGET" means an IRR of 2.210445059% per month (or portion thereof) from the Closing Date to the Determination Date.

          "IRS" means the United States Internal Revenue Service.

          "JP MORGAN" means J. P. Morgan Partners (23A SBIC), LLC.

          "KNOWLEDGE OF THE BUYER" means the actual knowledge of any executive officer of the Buyer.

          "KNOWLEDGE OF THE COMPANY" means the actual knowledge as of the date of this Agreement of Terence Seikel, Barry Steele, Richard Borghi, Bryan Fletcher, Wim Rengelink, Gerrit DeGraaf, Barbara Rushing, Corina Koenders-de Rijke, Paulette Brinker and Tom McMillan.

          "LAW" means any statute, law, constitutional provision, code, regulation, ordinance, rule, ruling, judgment, decision, order, writ, injunction, decree, permit, concession, grant, franchise, license, agreement, directive, binding guideline or policy or rule of common law, requirement of, or other governmental restriction of or determination by any Governmental Entity or any interpretation of any of the foregoing by any Governmental Entity; PROVIDED, that references to a Person's compliance with Law (or similar formulations) shall include only those Laws with which such Person is required to comply.

          "LIEN" means any preemptive right, mortgage, restriction on voting or transfer or any pledge, lien (statutory or otherwise), usufruct, hypothetical assignment for security, "claim" (as such term is used in this context outside of the United States), preference priority charge, hypothecary, encumbrance or security interest of any kind.

          "LIQUIDITY EVENT PAYMENT" means the maximum amount of the total portion of the Contingent Payment Amount that has not been previously earned by or paid to the Sellers, whether in cash or in the form of Contingent Payment Notes, as of the Determination Date, that, if paid to the Sellers as of the Determination Date in accordance with the terms of this Agreement would yield an IRR no lower than the IRR Target for the period from the Closing Date to the Determination Date.

          "MANAGEMENT AGREEMENT " means the management agreement among the Buyer, the Company and CHI, as may be amended, modified or supplemented from time to time.

          "MARKET PRICE" means, on any date specified herein with respect to any securities, the amount per share of the securities, equal to (a) the last reported sale price of such securities, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such securities are then listed or admitted for trading, (b) if such securities are not then listed or admitted for trading on any national securities exchange but are designated as a national market system security by the National Association of Securities Dealers ("NASD"), the last reported trading price of such securities on such date, or (c) if there shall have been no trading on such date or if the securities are not so designated, the average of the closing bid and asked prices of such securities on such date as shown by the NASD automated quotation system.

          "MATERIAL ADVERSE EFFECT" means, without giving effect to the Brink Acquisition or the Ancillary Transactions, a material adverse effect on the business, operations, properties, financial condition, assets or results of operations of the Company and its Subsidiaries taken as a whole; PROVIDED, HOWEVER, that any such material adverse effect due to a deterioration in the economy in general or the industry in which any of the Company or its Subsidiaries is engaged shall not be a Material Adverse Effect.

          "NET BUILDING SALE/LEASEBACK PROCEEDS" means, with respect to the French Facility Building Sale/Leaseback Transaction, the net cash proceeds actually payable to the Company or any of its Subsidiaries, without duplication, from the French Facility Building Sale/Leaseback Transaction, less the sum of
(a) all out-of-pocket expenses and costs associated with the French Facility Building Sale/Leaseback Transaction, including underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and other out-of-pocket expenses and disbursements incurred in connection with the French Facility Building Sale/Leaseback Transaction, (b) all Taxes actually paid, assessed or estimated by the Company (in good faith) to be payable by the Company or any of its Subsidiaries in connection with the French Facility Building Sale/Leaseback Transaction (without offset for any losses or other benefits that would minimize or eliminate such Taxes) and (c) any Indebtedness and other payments required to be repaid or made in connection with the French Facility Building Sale/Leaseback Transaction other than Indebtedness that was required to be repaid under the Credit Agreement or the Indenture in connection therewith.

          "NET DISPOSITION PROCEEDS" means $693,118, the dollar equivalent of EURO 643,384.39 based on the exchange rate set forth in Section 12.14, representing the cash proceeds actually payable to the Company or its Subsidiaries, without duplication, from the French Facility Disposition, less the sum of (a) all out-of-pocket expenses and costs associated with such French Facility Disposition, including underwriting and broker commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and other out-of-pocket expenses and disbursements incurred in connection with such French Facility Disposition, (b) all Taxes actually paid, assessed or estimated by the Company (in good faith) to be payable by the Company or any of its Subsidiaries in connection with such French Facility Disposition (without offset for any losses or other benefits that would minimize or eliminate such Taxes), (c) any Indebtedness and other payments that were required to be repaid or made in connection with the French Facility Disposition, other than Indebtedness that was required to be repaid under the Credit Agreement or the Indenture in connection therewith and (d) any deferred portion of the net cash proceeds payable to the Company or its Subsidiaries from the French Facility Disposition, including any amount held in escrow or a restricted account of the

Company or its Subsidiaries, that has not been actually paid to the Company or any of its Subsidiaries on or prior to the Closing Date.

          "NET EQUIPMENT SALE/LEASEBACK PROCEEDS" means, with respect to any French Facility Equipment Sale/Leaseback Transaction, the net cash proceeds actually payable to the Company or any of its Subsidiaries, without duplication, from such French Facility Equipment Sale/Leaseback Transaction, less the sum of
(a) all out-of-pocket expenses and costs associated with such French Facility Equipment Sale/Leaseback Transaction , including underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and other out-of-pocket expenses and disbursements incurred in connection with such French Facility Equipment Sale/Leaseback Transaction, (b) all Taxes actually paid, assessed or estimated by the Company (in good faith) to be payable by the Company or any of its Subsidiaries in connection with such French Facility Equipment Sale/Leaseback Transaction (without offset for any losses or other benefits that would minimize or eliminate such Taxes), (c) any Indebtedness and other payments that were required to be repaid or made in connection with the French Facility Equipment Sale/Leaseback Transaction other than Indebtedness that was required to be repaid prior to the Closing under the Credit Agreement or Indebtedness required to be repaid after the Closing under any Buyer Credit Agreement and (d) any deferred portion of the net cash proceeds payable to the Company or its Subsidiaries from the French Facility Equipment Sale/Leaseback Transaction, including any amount held in escrow, that has not been actually paid to the Company or its Subsidiaries on or prior to the Closing Date.

          "NET INDEBTEDNESS" shall mean, as of the Closing Date, and without giving effect to the Brink Acquisition or the Ancillary Transactions, (a) Indebtedness of the Company and its Subsidiaries, MINUS (b) Cash Equivalents of the Company and its Subsidiaries, (less the excess, if any, of the Net Equipment Sale/Leaseback Proceeds actually received by the Company or any of its Subsidiaries on or prior to the Closing Date (without giving effect to the Brink Acquisition or the Ancillary Transactions) over EURO 2,000,000 as set forth on
Schedule 4.33), MINUS (c) the aggregate amount payable to the Company at Closing as set forth in Section 2.6(b), PLUS (d) Company Transaction Expenses, MINUS (e) the aggregate actual or deemed exercise price of all Options, other than Rollover Options MINUS (f) all intercompany Indebtedness reflected in Indebtedness as such, MINUS (g) to the extent included in Indebtedness, the redemption price under the Warrants to the extent the Warrants are purchased by the Buyer in accordance with the terms hereof, MINUS (h) the aggregate stated amount under any letters of credit, including the Gibbs Letter of Credit, PLUS
(i) 50% of the Net Disposition Proceeds MINUS (j) the amount of the "other non-current assets" outstanding on the Closing Date and designated on Schedule
4.33 arising with respect to the French Facility Building Sale/Leaseback Transaction in an amount equal to $929,572, representing the dollar equivalent of EURO 862,872 based on the exchange rate set forth in Section 12.14.

          "NET PURCHASE PRICE" shall mean the Aggregate Consideration MINUS Net Indebtedness.

          "NEW OPTIONS" means options to purchase New Units issued hereunder in exchange for Rollover Options and subject to the New Option Agreement relating to such New Option.

          "ORGANIZATIONAL DOCUMENTS" means (a) the memorandum, articles and/or certificate of incorporation and/or association and the bylaws of a corporation;
(b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person, including, with respect to a limited liability company, its member and/or operating agreement; and (e) any amendment to the foregoing.

          "ORIGINAL EQUITY VALUE" means the amount invested as equity, directly or indirectly, whether in the form of Common Units, Preferred Units or otherwise, in the Buyer by the Castle Harlan Group as of the Closing Date.

          "PENSION PLAN" shall have the meaning set forth under the definition of Benefit Plan.

          "PER UNIT CASH PURCHASE PRICE" shall mean the quotient obtained by dividing: (a) the Net Purchase Price minus the $10,000,000 representing the aggregate principal amount of the Promissory Notes by (b) the aggregate number of Company Securities outstanding immediately prior to the Closing (treating each Warrant and Option as the full number of Units into which they are exercisable as of the Closing without giving effect to any cashless or net exercise payment feature in any Warrant or Option).

          "PERCENTAGE INTERESTS" means, with respect to each Seller, the percentage of the issued and outstanding Company Securities owned by such Seller immediately prior to the Closing (treating each Warrant and Option as the full number of Units into which they are exercisable as of the Closing, without giving effect to any cashless or net exercise option) as set forth on Schedule A hereto.

          "PERMITTED LIENS" means any Liens (a) for a liability reflected or referred to in the December 31, 2002 Audited Financial Statements, (b) for a liability referred to on the Schedules, (c) for Taxes that are (i) not yet due or payable or delinquent or (ii) being contested in good faith, (d) zoning, building and other similar governmental restrictions and liens imposed by operation of Law (including, without limitation, mechanics', carriers', workmen's, repairmen's, landlord's and other similar liens arising from or incurred in the ordinary course of business and for which the underlying payments are not yet delinquent), or (e) any non-monetary encumbrances affecting the Owned Real Property or Leased Real Property that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          "PERSON" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Entity.

          "POST-CLOSING PERIOD" means any Taxable Period that ends after the Closing Date (including the portion of a Straddle Period that constitutes a Post-Interim Period).

          "POST-CLOSING TAXES" means Taxes attributable to a Post-Closing Period (including Post-Interim Period Taxes).

          "POST-INTERIM PERIOD" means, with respect to any Straddle Period, the portion of such Straddle Period that begins on the Closing Date and that ends on the last day of such Straddle Period.

          "POST-INTERIM PERIOD TAXES" means, with respect to any Straddle Period, all Straddle Period Taxes other than Interim Period Taxes.

          "PRE-CLOSING PERIOD" means any Taxable Period that ends on or before the Closing Date (not including the portion of a Straddle Period that constitutes an Interim Period).

          "PRE-CLOSING TAXES" means Taxes attributable to a Pre-Closing Period (not including Interim Period Taxes).

          "PREFERRED UNITS" means the Buyer's preferred units and any other equity interests of the Buyer which entitle the holder thereof to a preference with respect to the payment of dividends or distributions, or as to the liquidating dividends or distribution of assets upon any voluntary or involuntary liquidation or dissolution of the Buyer, over the Common Units.

          "PROMISSORY NOTES" means the promissory notes issued by the Promissory Note Obligors having an aggregate principal amount of $10,000,000, in substantially the form attached as Exhibit F hereto.

          "PUBLIC OFFERING" shall mean a public offering of equity interests of the Buyer or any of its Subsidiaries or any of their successors.

          "PURCHASED COMPANY SECURITIES" means all of the Company Securities, excluding the Rollover Securities.

          "REGISTERED" means issued, registered, renewed or the subject of a pending application.

          "RELEASE" means any spilling, leaking, pumping, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping, or disposing of Hazardous Materials (including the abandonment or discarding of barrels, containers or other closed receptacles containing Hazardous Materials) into the environment in violation of any Environmental Law.

          "REMEDIAL ACTION" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (b) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (c) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (d) any other actions authorized by 42 U.S.C. 9601.

          "RESERVE ACCOUNT PERCENTAGE INTEREST" means with respect to each Seller (other than the Seller's Representative) the amount expressed as a percentage obtained by dividing: (a) such Seller's Percentage Interest by (b) the aggregate amount of all Percentage Interests of all Sellers (other than that of the Sellers' Representative).

          "ROLLOVER OPTIONS" means the Options held by the Rollover Sellers designated under the heading "Rollover Options" as set forth on Schedule A hereto.

          "ROLLOVER SECURITIES" means, collectively, the Rollover Units and the Rollover Options.

          "ROLLOVER SELLERS" means the Sellers as set forth on Schedule A, to the extent of their Rollover Securities.

          "SEC" means the Securities and Exchange Commission.

          "SECOND CONTINGENT PAYMENT MEASUREMENT PERIOD" means the period commencing on January 1, 2004 and ending on December 31, 2004.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "SELLER SCHEDULED INDEMNIFIABLE LIABILITIES" means each of the items set forth on Schedule 9.2(a)(v).

          "SENIOR BUYER CREDIT AGREEMENT " means the Credit Agreement dated as of the date hereof, as amended, supplemented, modified, replaced or refinanced from time to time, among SportRack, Valley , Brink B.V., various lenders from time to time party thereto, and General Electric Capital Corporation as agent for such lenders, together with any credit, financing, loan or other agreement or instrument entered into in connection with the extension, refinancing, substitution or replacement thereof.

          "STRADDLE PERIOD" means any Taxable Period of the Company or any of its Subsidiaries that begins before and includes, but does not end on, the Closing Date.

          "STRADDLE PERIOD TAXES" means Taxes attributable to a Straddle Period.

          "SUBSEQUENT EQUITY CONTRIBUTION" means, without duplication, the amount of equity invested in the Buyer or any of its Subsidiaries by the Castle Harlan Group, directly or indirectly, at any time after the date of Closing, including Indebtedness issued to the Castle Harlan Group that is, by its terms, convertible into, or exercisable or exchangeable for, equity securities of the Buyer or any of its Subsidiaries.

          "SUBSIDIARY" means any Person more than 50% of the outstanding voting or equity securities of which, or any partnership, joint venture or other entity more than 50% of the total equity or other economic interest of which, is directly or indirectly owned by another Person.

          "TARGET WORKING CAPITAL" means $55,000,000.

          "TAX" (or, when referring to more than one Tax, the term "TAXES") includes any Federal, state, provincial, local or foreign net income, gross income, net receipts, gross receipts, profit, capital, severance, property, production, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum, AD VALOREM, value-added, transfer, stamp, employment or other tax, custom, duty, fee or other governmental charge of any kind, together with any interest, fine, penalty, addition to tax or additional amount imposed with respect thereto.

          "TAX RETURN" means any return, report, statement or information statement of any kind whatsoever required to be filed by the Company or any of its Subsidiaries with any Taxing Authority.

          "TAXABLE PERIOD" means any taxable year or any other period with respect to which any Tax may be imposed under any applicable statute, rule or regulation.

          "TAXING AUTHORITY" means any governmental body or authority of any kind whatsoever (whether federal, state, foreign, provincial, local, city or otherwise) competent or authorized to impose any Tax.

          "TERMINATION DATE" means 11:59 p.m. New York City time on April 15, 2003.

          "THIRD CONTINGENT PAYMENT MEASUREMENT PERIOD" means the period commencing on January 1, 2005 and ending on December 31, 2005.

          "TOTAL CASTLE HARLAN GROUP COMMON EQUITY VALUE" means, as of the Determination Date, the product derived by multiplying (a) Total Common Equity Value by (b) the Castle Harlan Group's percentage ownership interest in all Common Units, on a Fully-Diluted Basis.

          "TOTAL CASTLE HARLAN GROUP EQUITY VALUE" means, as of the Determination Date, the sum of (a) Total Castle Harlan Group Common Equity Value plus (b) Total Castle Harlan Group Preferred Equity Value.

          "TOTAL CASTLE HARLAN GROUP PREFERRED EQUITY VALUE" means, as of the Determination Date, the aggregate dollar amount that would be distributed in respect of all Preferred Units held by all members of the Castle Harlan Group, on a Fully-Diluted Basis, if the Buyer were liquidated on the Determination Date in accordance with the terms of the Buyer's Operating Agreement.

          "TOTAL COMMON EQUITY VALUE" means, as of the Determination Date, the difference between (a) Total Equity Value and (b) Total Preferred Equity Value; provided, that if Total Equity Value is less than or equal to Total Preferred Equity Value, then Total Common Equity Value shall be zero.

          "TOTAL EQUITY VALUE" means the equity value of the Buyer, as of the Determination Date, calculated as follows:

          (i) In the event that no Change in Control has occurred, the following:

                  (A) (5.65 x Adjusted Consolidated EBITDA for the relevant Contingent Payment Measurement Period) less

                  (B) all principal, interest, fees and premium, if any (to the extent such premium would be payable (other than to members of the Castle Harlan Group) on the relevant Determination Date), on all Indebtedness of the Buyer or its Subsidiaries recorded as such on the books and records of the Buyer or its Subsidiaries (other than the amount of any Subsequent Equity Contribution that is also recorded as Indebtedness on the books and records of the Buyer or its Subsidiaries and that is also included as a Subsequent Equity Contribution in the determination of IRR), (including, without limitation, any Indebtedness represented by capital leases and including any Contingent Payment Notes and Promissory Notes) accrued and payable as of the relevant Determination Date, excluding all Indebtedness represented by the Gibbs Letter of Credit, to the extent collateralized by the Sellers pursuant to Section 8.10 hereof, plus

                  (C) an amount equal to the aggregate cash receivable by the Buyer upon exercise, conversion or exchange of all outstanding options, warrants and other securities convertible into or exchangeable for equity interests of the Buyer, which have not been so exercised, converted or exchanged, as of the relevant Determination Date, plus

                  (D) all Cash Equivalents of the Buyer and its Subsidiaries as of the relevant Determination Date, excluding restricted cash that is not treated as a current asset under GAAP, less

                  (E) the Yearly Contingent Payment then being tested for the relevant Contingent Payment Measurement Period, plus

                  (F) without duplication, an amount equal to all net cash payments from employees of the Buyer or any of its Subsidiaries under notes issued by such employees to the Buyer or any of its Subsidiaries in connection with such employee's acquisition of equity interests in the Buyer or any of its Subsidiaries.

          (ii)    In the event of a Change in Control, the following:

                  (A) the Fair Value of the consideration received, without duplication, for the sale of the equity interests sold by all holders of equity interests in the Buyer or its Subsidiaries (as of the date of receipt thereof) in such Change in Control, plus

                  (B) if applicable, the Fair Value of any direct or indirect beneficial ownership interest maintained by any holder of equity interests in the Buyer or any successor entity immediately after such Change in Control in lieu of the sale or disposition of such interests for cash; PROVIDED, that, in the case of a Change in Control occurring as part of a Public Offering, the Fair Value of any class of equity interests publicly offered shall be the price at which such interests are sold to the public in such Public Offering, less

                  (C) the maximum amount of any deferred payment (whether in the form of deferral, earn-out, escrow or otherwise) of the consideration payable to holders of equity interests in the Buyer (in accordance with the terms of any agreement or instrument governing such Change in Control); less

                  (D)   the Liquidity Event Payment then being tested.

          "TOTAL PREFERRED EQUITY VALUE" means, as of the Determination Date, the aggregate dollar amount that would be distributed in respect of all Preferred Units, on a Fully-Diluted Basis, if the Buyer were liquidated on the Determination Date in accordance with the terms of the Buyer's Operating Agreement.

          "TRANSFER REGULATIONS" means the Transfer of Undertakings (Protection of Employment) Regulations 1981 or such legislation enacted in an relevant jurisdictions pursuant to the EC Directive 77/187/EEC.

          "TRANSFERRING SELLERS" means the Sellers, other than the Rollover Sellers to the extent of their Rollover Securities.

          "U.S. BENEFIT PLAN" means each Benefit Plan covering, or providing benefits to, employees of the Company and its Subsidiaries, as of immediately prior to the Closing Date without giving effect to the Transaction, based in the United States or which is subject to ERISA or the Code.

          "VALYI AGREEMENT" shall mean the Agreement dated as of December 1, 1997 between Valtek, LLC and Emery I. Valyi, as amended pursuant to an Agreement Amendment dated as of August 25, 2000 (as further amended, modified or supplemented from time to time).

          "WARN ACT" means the Worker Adjustment and Retraining Notification Act, as amended.

          "WARRANTS" shall mean the Warrants to purchase up to 501 Class A Units of the Company dated as of October 30, 1996, issued to each of JP Morgan and International Mezzanine Capital BV (1,002 Class A Units in the aggregate).

          "WASTE" means waste including anything which is discarded or which the holder intends or is required to discard and anything which is abandoned, unwanted or surplus irrespective of whether it is capable of being recovered or recycled or has any value such that there is likely to be a breach of Environmental Law or such that any investigation, treatment or remediation of any of the businesses, facilities, operations, properties or assets is or would be required or would be undertaken by a prudent owner or occupier.

          "YEARLY ALLOCABLE CONTINGENT PAYMENT" means one-third (1/3) of the Contingent Payment Amount; PROVIDED, HOWEVER, that to the extent that the Yearly Allocable Contingent Payments for the First Contingent Payment Measurement Period or the Second Contingent Payment Measurement Period exceeds the Yearly Contingent Payment for such period, then such excess shall be added to the Yearly Allocable Contingent Payment for the subsequent Contingent Payment Measurement Period.

          "YEARLY CONTINGENT PAYMENT" means the maximum amount of the Yearly Allocable Contingent Payment that, if paid to the Sellers in respect of the relevant Contingent Payment Measurement Period in accordance with the terms of this Agreement would yield an IRR no lower than the IRR Target for such Contingent Payment Measurement Period.

          The following terms shall have the meaning specified in the indicated section of this Agreement.

                              CROSS-REFERENCE LIST

$.......................................................................................................SECTION 1.2
9 3/4% NOTES................................................................................................ANNEX I
AAS ACQUISITION............................................................................................PREAMBLE
AAS CAPITAL.................................................................................................ANNEX I
AAS HOLDINGS...............................................................................................PREAMBLE
AAS HOLDINGS LIQUIDATION.................................................................................SCHEDULE D
AASA....................................................................................................SECTION 5.2
ADJUSTED CONSOLIDATED EBITDA................................................................................ANNEX I
ADJUSTED WORKING CAPITAL....................................................................................ANNEX I
AFFILIATE...................................................................................................ANNEX I
AFFILIATED GROUP....................................................................................SECTION 4.13(a)
AGGREGATE BRINK INTERNATIONAL CONSIDERATION..........................................................SECTION 2.1(b)
AGGREGATE CASH PROCEEDS...........................................................................SECTION 2.2(b)(i)
AGGREGATE CONSIDERATION.....................................................................................ANNEX I
ANCILLARY EXPENSES...................................................................................SECTION 2.1(a)
ANCILLARY TRANSACTIONS...............................................................................SECTION 2.1(a)
ARTICLE.................................................................................................SECTION 1.2
AUDITED FINANCIAL STATEMENTS.........................................................................SECTION 4.6(a)
BENEFIT PLAN................................................................................................ANNEX I
BORGHI PAYABLE AMOUNT.............................................................................SECTION 2.6(b)(i)
BRINK ACQUISITION..........................................................................................PREAMBLE
BRINK BV LOAN............................................................................................SCHEDULE D
BRINK EQUITY CONSIDERATION...................................................................................2.1(b)
BRINK INTERCOMPANY LOAN..................................................................................SCHEDULE D
BRINK INTERNATIONAL........................................................................................PREAMBLE
BRINK RECEIVABLE.........................................................................................SCHEDULE D
BRINK RECEIVABLE ACQUISITION.............................................................................SCHEDULE D
BRINK SECURITIES...........................................................................................PREAMBLE
BRINK TAX AUDIT.............................................................................................ANNEX I
BUSINESS....................................................................................................ANNEX I
BUSINESS DAY................................................................................................ANNEX I
BUYER......................................................................................................PREAMBLE
BUYER CREDIT AGREEMENTS..............................................................................SECTION 2.4(C)
BUYER SCHEDULED INDEMNIFIABLE LIABILITIES...................................................................ANNEX I
BUYER TAXES.................................................................................................ANNEX I
BUYER'S AUDITOR...................................................................................SECTION 2.3(a)(i)
BUYER'S OPERATING AGREEMENT................................................................................PREAMBLE
BYLAWS..................................................................................................SECTION 3.1
CANADIAN CREDIT AGREEMENT............................................................................SECTION 4.3(e)
CAPITAL TAX.............................................................................................SECTION 2.7
CASH COLLATERAL BANK.............................................................................SECTION 2.2(d)(ii)
CASH EQUIVALENTS............................................................................................ANNEX I
CASTLE HARLAN GROUP.........................................................................................ANNEX I
CHAAS HOLDINGS BV II.....................................................................................SCHEDULE D
CHAAS HOLDINGS BV III....................................................................................SCHEDULE D
CHAAS LOAN...............................................................................................SCHEDULE D

                                   Exhibit L-1

CHANGE IN CONTROL...........................................................................................ANNEX I
CHI.........................................................................................................ANNEX I
CHP IV......................................................................................................ANNEX I
CHP IV BRIDGE NOTE......................................................................................SECTION 5.1
CHP IV BRIDGE NOTE GUARANTORS...........................................................................SECTION 5.1
CHP IV DISTRIBUTION.........................................................................................ANNEX I
CLAIMS.................................................................................................SECTION 6.14
CLASS A UNITS..............................................................................................PREAMBLE
CLASS A-1 UNITS............................................................................................PREAMBLE
CLOSING..............................................................................................SECTION 2.6(a)
CLOSING DATE.........................................................................................SECTION 2.6(a)
CODE........................................................................................................ANNEX I
COMMON UNITS................................................................................................ANNEX I
COMPANY....................................................................................................PREAMBLE
COMPANY INTELLECTUAL PROPERTY...............................................................................ANNEX I
COMPANY SECURITIES..........................................................................................ANNEX I
COMPANY TRANSACTION EXPENSES................................................................................ANNEX I
CONFIDENTIAL TRANSACTION...............................................................................SECTION 6.14
CONSISTENTLY APPLIED........................................................................................ANNEX I
CONTINGENT PAYMENT AMOUNT...................................................................................ANNEX I
CONTINGENT PAYMENT MEASUREMENT PERIOD.......................................................................ANNEX I
CONTINGENT PAYMENT NOTES.............................................................................SECTION 2.4(c)
CONTINGENT PAYMENT STATEMENT......................................................................SECTION 2.4(b)(i)
CONTRACT....................................................................................................ANNEX I
CONTROLLED AFFILIATE........................................................................................ANNEX I
CONTROLLING MEMBERS..................................................................................SECTION 6.5(a)
CREDIT AGREEMENT.....................................................................................SECTION 4.3(e)
CZECH APPROVAL.........................................................................................SECTION 8.11
DE MINIMUS AMOUNT...................................................................................SECTION 9.5(c)
DECEMBER 31, 2002 10-K...............................................................................SECTION 4.7(b)
DECEMBER 31, 2002 AUDITED FINANCIAL STATEMENTS.......................................................SECTION 4.6(a)
DEFICIT.............................................................................................SECTION 9.10(b)
DESIGNATED CHP SALE.........................................................................................ANNEX I
DESIGNATED EMPLOYEES.................................................................................SECTION 6.7(b)
DESIGNATED PUBLIC OFFERING..................................................................................ANNEX I
DESIGNATED SELLERS..........................................................................................ANNEX I
DETERMINATION DATE..........................................................................................ANNEX I
DOLLARS.................................................................................................SECTION 1.2
ELIGIBLE INSTITUTION........................................................................................ANNEX I
EMPLOYMENT AGREEMENTS......................................................................................PREAMBLE
ENVIRONMENTAL CLAIMS........................................................................................ANNEX I
ENVIRONMENTAL LAWS..........................................................................................ANNEX I
ENVIRONMENTAL LIABILITIES...................................................................................ANNEX I
ENVIRONMENTAL LIEN..........................................................................................ANNEX I
ENVIRONMENTAL PERMITS.......................................................................................ANNEX I
EQUITYHOLDERS...............................................................................................ANNEX I

                                   Exhibit L-2

ERISA.......................................................................................................ANNEX I
ERISA AFFILIATE.............................................................................................ANNEX I
ESCROW AGREEMENT............................................................................................ANNEX I
ESTIMATED CASH BALANCES........................................................................SECTION 2.3(C)(i)(c)
EVENT OF DEFAULT.....................................................................................SECTION 2.4(c)
EXCHANGE ACT................................................................................................ANNEX I
EXCLUDED SELLERS.....................................................................................SECTION 6.7(a)
FAIR VALUE..................................................................................................ANNEX I
FEBRUARY 2003 UNAUDITED FINANCIAL STATEMENTS.........................................................SECTION 4.6(b)
FINAL ADJUSTED WORKING CAPITAL....................................................................SECTION 2.3(a)(i)
FINAL CASH BALANCES...............................................................................SECTION 2.3(a)(i)
FINAL CLOSING STATEMENT...........................................................................SECTION 2.3(a)(i)
FINANCING DOCUMENTS.....................................................................................SECTION 6.2
FIRST CONTINGENT PAYMENT MEASUREMENT PERIOD.................................................................ANNEX I
FISHER PAYABLE AMOUNT............................................................................SECTION 2.6(b)(ii)
FOREIGN PENSION PLAN........................................................................................ANNEX I
FRENCH FACILITY BUILDING SALE/LEASEBACK TRANSACTION.........................................................ANNEX I
FRENCH FACILITY DISPOSITION.................................................................................ANNEX I
FRENCH FACILITY EQUIPMENT SALE/LEASEBACK TRANSACTION........................................................ANNEX I
FULLY-DILUTED BASIS.........................................................................................ANNEX I
G3.0 MODEL RECALL...........................................................................................ANNEX I
GAAP........................................................................................................ANNEX I
GIBBS CASH COLLATERAL ACCOUNT....................................................................SECTION 8.10(a)(i)
GIBBS ESCROW AGREEMENT...........................................................................SECTION 8.10(a)(i)
GIBBS LETTER OF CREDIT..............................................................................SECTION 8.10(a)
GIBBS LITIGATION............................................................................................ANNEX I
GIBBS LLC........................................................................................SECTION 8.10(a)(i)
GOVERNMENTAL AUTHORIZATION..................................................................................ANNEX I
GOVERNMENTAL ENTITY.........................................................................................ANNEX I
HANDLED.....................................................................................................ANNEX I
HAZARDOUS MATERIALS.........................................................................................ANNEX I
HEDGING AGREEMENT...........................................................................................ANNEX I
HEREBY..................................................................................................SECTION 1.2
HEREIN..................................................................................................SECTION 1.2
HEREOF..................................................................................................SECTION 1.2
HERETO..................................................................................................SECTION 1.2
HOLDINGS BV................................................................................................PREAMBLE
HOLDINGS BV CAPITALIZATION..............................................................................SECTION 2.7
HSR ACT.................................................................................................SECTION 3.3
INCLUDE.................................................................................................SECTION 1.2
INCLUDING...............................................................................................SECTION 1.2
INCOME TAXES................................................................................................ANNEX I
INDEBTEDNESS................................................................................................ANNEX I
INDEMNIFIED PARTY.......................................................................................SECTION 9.4
INDEMNIFYING PARTY......................................................................................SECTION 9.4
INDENTURE...................................................................................................ANNEX I

                                   Exhibit L-3

INDEPENDENT AUDITOR..............................................................................SECTION 2.3(b)(ii)
INTELLECTUAL PROPERTY.......................................................................................ANNEX I
INTELLECTUAL PROPERTY CONTRACTS.....................................................................SECTION 4.14(a)
INTERIM PERIOD..............................................................................................ANNEX I
INTERIM PERIOD TAXES........................................................................................ANNEX I
IRR.........................................................................................................ANNEX I
IRR TARGET..................................................................................................ANNEX I
IRS.........................................................................................................ANNEX I
JANUARY 2003 UNAUDITED FINANCIAL STATEMENTS..........................................................SECTION 4.6(b)
JP MORGAN...................................................................................................ANNEX I
KNOWLEDGE OF THE BUYER......................................................................................ANNEX I
KNOWLEDGE OF THE COMPANY....................................................................................ANNEX I
LAW.........................................................................................................ANNEX I
LEASED REAL PROPERTY................................................................................SECTION 4.17(c)
LIEN........................................................................................................ANNEX I
LIQUIDITY EVENT......................................................................................SECTION 2.4(d)
LIQUIDITY EVENT PAYMENT.....................................................................................ANNEX I
LIQUIDITY EVENT STATEMENT.........................................................................SECTION 2.4(d)(i)
LOSSES...............................................................................................SECTION 9.2(a)
MANAGEMENT AGREEMENT........................................................................................ANNEX I
MANAGEMENT SUBSCRIPTION AGREEMENT..........................................................................PREAMBLE
MARKET PRICE................................................................................................ANNEX I
MATERIAL ADVERSE EFFECT.....................................................................................ANNEX I
MATERIAL CUSTOMERS.....................................................................................SECTION 4.27
MATERIAL SUPPLIERS.....................................................................................SECTION 4.26
MEMBERS' AGREEMENT......................................................................................SECTION 3.1
MINIMUM RESERVE BALANCE.............................................................................SECTION 9.10(b)
MONTHLY UNAUDITED FINANCIAL STATEMENTS...............................................................SECTION 4.6(b)
MORGAN PAYABLE AMOUNT...........................................................................SECTION 2.6(b)(iii)
NET BUILDING SALE/LEASEBACK PROCEEDS........................................................................ANNEX I
NET DISPOSITION PROCEEDS....................................................................................ANNEX I
NET EQUIPMENT SALE/LEASEBACK PROCEEDS.......................................................................ANNEX I
NET INDEBTEDNESS............................................................................................ANNEX I
NET PURCHASE PRICE..........................................................................................ANNEX I
NETHERLANDS DOMICILIARY..............................................................................SECTION 2.4(c)
NEW GIBBS ESCROW AGREEMENT...................................................................SECTION 8.10(a)(ii)(b)
NEW OBLIGORS............................................................................................SECTION 7.4
NEW OPTION AGREEMENT.......................................................................................PREAMBLE
NEW OPTIONS.................................................................................................ANNEX I
NEW UNITS.........................................................................................SECTION 2.2(c)(i)
NEWCO AB.................................................................................................SCHEDULE D
NEWCO APS................................................................................................SCHEDULE D
NEWCO LTD................................................................................................SCHEDULE D
NEWCOS...................................................................................................SCHEDULE D
NOTICE OF OBJECTION..............................................................................SECTION 2.3(a)(ii)
OPERATING AGREEMENT.....................................................................................SECTION 3.1

                                   Exhibit L-4

OPTION PLANS...............................................................................................PREAMBLE
OPTIONS....................................................................................................PREAMBLE
OR......................................................................................................SECTION 1.2
ORGANIZATIONAL DOCUMENTS....................................................................................ANNEX I
ORIGINAL EQUITY VALUE.......................................................................................ANNEX I
OWNED REAL PROPERTY.................................................................................SECTION 4.17(a)
PAID LOSS............................................................................................SECTION 9.9(a)
PENSION PLAN................................................................................................ANNEX I
PER UNIT CASH PURCHASE PRICE................................................................................ANNEX I
PERCENTAGE INTERESTS........................................................................................ANNEX I
PERMITTED LIENS.............................................................................................ANNEX I
PERSON......................................................................................................ANNEX I
POLICIES...............................................................................................SECTION 4.25
POST-CLOSING PERIOD.........................................................................................ANNEX I
POST-CLOSING TAXES..........................................................................................ANNEX I
POST-INTERIM PERIOD.........................................................................................ANNEX I
POST-INTERIM PERIOD TAXES...................................................................................ANNEX I
PRE-CLOSING PERIOD..........................................................................................ANNEX I
PRE-CLOSING TAXES...........................................................................................ANNEX I
PREFERRED UNITS.............................................................................................ANNEX I
PRINCIPAL DOCUMENTS.....................................................................................SECTION 5.2
PROMISSORY NOTE OBLIGORS.........................................................................SECTION 2.2(b)(ii)
PROMISSORY NOTES............................................................................................ANNEX I
PROPOSAL.............................................................................................SECTION 6.5(a)
PUBLIC OFFERING.............................................................................................ANNEX I
PURCHASED COMPANY SECURITIES................................................................................ANNEX I
REAL PROPERTY LEASE.................................................................................SECTION 4.17(c)
REGISTERED..................................................................................................ANNEX I
RELATED PARTIES.....................................................................................SECTION 4.21(a)
RELATED PARTY.......................................................................................SECTION 4.21(a)
RELEASE.....................................................................................................ANNEX I
RELEASEES..............................................................................................SECTION 6.14
REMEDIAL ACTION.............................................................................................ANNEX I
RESERVE ACCOUNT.....................................................................................SECTION 9.10(a)
RESERVE ACCOUNT PERCENTAGE INTEREST.........................................................................ANNEX I
RESERVE TERMINATION DATE............................................................................SECTION 9.10(c)
RESTRICTED UNITS...........................................................................................PREAMBLE
REVISED LIQUIDITY EVENT STATEMENT................................................................SECTION 2.4(d)(iv)
ROLLOVER.............................................................................................SECTION 2.2(c)
ROLLOVER OPTIONS............................................................................................ANNEX I
ROLLOVER SECURITIES.........................................................................................ANNEX I
ROLLOVER SECURITIES REPURCHASE AGREEMENT...................................................................PREAMBLE
ROLLOVER SELLERS............................................................................................ANNEX I
ROLLOVER UNITS....................................................................................SECTION 2.2(c)(i)
SEC.........................................................................................................ANNEX I
SEC DOCUMENTS........................................................................................SECTION 4.7(a)

                                   Exhibit L-5

SECOND CONTINGENT PAYMENT MEASUREMENT PERIOD................................................................ANNEX I
SECTION.................................................................................................SECTION 1.2
SECURITIES ACT..............................................................................................ANNEX I
SELLER.....................................................................................................PREAMBLE
SELLER SCHEDULED INDEMNIFIABLE LIABILITIES..................................................................ANNEX I
SELLERS....................................................................................................PREAMBLE
SELLERS' REPRESENTATIVE.............................................................................SECTION 12.1(a)
SENIOR BUYER CREDIT AGREEMENT...............................................................................ANNEX I
SPORTRACK...............................................................................................SECTION 9.8
SPORTRACK CZECH........................................................................................SECTION 8.11
STATEMENT OF CONSOLIDATED NET ASSETS..............................................................SECTION 2.3(a)(i)
STRADDLE PERIOD.............................................................................................ANNEX I
STRADDLE PERIOD TAXES.......................................................................................ANNEX I
SUBORDINATED GUARANTEE..................................................................................SECTION 7.4
SUBSEQUENT EQUITY CONTRIBUTION..............................................................................ANNEX I
SUBSIDIARY..................................................................................................ANNEX I
TANGIBLE PROPERTY...................................................................................SECTION 4.18(a)
TARGET WORKING CAPITAL......................................................................................ANNEX I
TAX.........................................................................................................ANNEX I
TAX ASSET...............................................................................................SECTION 8.6
TAX CLAIM............................................................................................SECTION 9.7(a)
TAX RETURN..................................................................................................ANNEX I
TAXABLE PERIOD..............................................................................................ANNEX I
TAXES.......................................................................................................ANNEX I
TAXING AUTHORITY............................................................................................ANNEX I
TERMINATION DATE............................................................................................ANNEX I
THIRD CONTINGENT PAYMENT MEASUREMENT PERIOD.................................................................ANNEX I
THIRD PARTY CLAIM.......................................................................................SECTION 9.4
THRESHOLD AMOUNT.....................................................................................SECTION 9.5(a)
TOTAL CASTLE HARLAN GROUP COMMON EQUITY VALUE...............................................................ANNEX I
TOTAL CASTLE HARLAN GROUP EQUITY VALUE......................................................................ANNEX I
TOTAL CASTLE HARLAN GROUP PREFERRED EQUITY VALUE............................................................ANNEX I
TOTAL COMMON EQUITY VALUE...................................................................................ANNEX I
TOTAL EQUITY VALUE..........................................................................................ANNEX I
TOTAL PREFERRED EQUITY VALUE................................................................................ANNEX I
TRANSACTION..........................................................................................SECTION 2.1(a)
TRANSFER REGULATIONS........................................................................................ANNEX I
TRANSFERRING SELLERS........................................................................................ANNEX I
U.S. BENEFIT PLAN...........................................................................................ANNEX I
UNIT VESTING REPURCHASE AGREEMENT..........................................................................PREAMBLE
UNITS......................................................................................................PREAMBLE
VALLEY..................................................................................................SECTION 9.8
VALLEY LETTER....................................................................................SECTION 2.6(b)(ii)
VALTEK, LLC.............................................................................................SECTION 9.8
VALYI AGREEMENT.............................................................................................ANNEX I
WARN ACT....................................................................................................ANNEX I
WARRANTS....................................................................................................ANNEX I
WASTE.......................................................................................................ANNEX I
YEARLY ALLOCABLE CONTINGENT PAYMENT.........................................................................ANNEX I
YEARLY CONTINGENT PAYMENT...................................................................................ANNEX I

                                   Exhibit L-6